UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report April 30, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	—	FSEIX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	FSCWX	FSCCX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news and earnings growth, inflation is ticking higher and interest rates are higher amid the Federal Reserve (Fed) rate hikes.

The Trump administration’s early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House’s pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected. Additionally, Brexit negotiations in the U.K. face new uncertainties in light of the reshuffling of Parliament following the June snap election.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted a series of interest rate hikes in December 2016, March 2017 and June 2017, a vote of confidence that its employment and inflation targets are generally on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and triggered the U.K.’s Brexit remained in the minority during both March’s Dutch general election and May’s French presidential election, easing the political uncertainty surrounding Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 23, 2017

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Portfolio Managers’

Comments

Nuveen Dividend Value Fund

Nuveen Mid Cap Value Fund

Nuveen Small Cap Value Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC.

David Chalupnik, CFA, has been the portfolio manager of the Nuveen Dividend Value Fund since 2015. Derek Sadowsky, CFA, has served as a portfolio manager for the Fund since 2012. Effective November 8, 2016, Cori Johnson, CFA, retired from the firm and is no longer a portfolio manager on the Fund.

Karen Bowie, CFA, is the portfolio manager for the Nuveen Mid Cap Value Fund and the Nuveen Small Cap Value Fund. Karen assumed portfolio management responsibilities for the Nuveen Mid Cap Value Fund in 2012 and the Nuveen Small Cap Value Fund in 2006.

Effective April 13, 2017, David Johnson, CFA, and Andrew Rem, CFA, were added as portfolio managers to the Nuveen Small Cap Value Fund.

Here the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2017.

Nuveen Dividend Value Fund

How did the Fund perform during the six-month reporting period ended April 30, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended April 30, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Value Index and the Lipper Equity Income Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a portfolio diversified between sustainable and opportunistic holdings with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

The Fund’s outperformance versus both its Russell 1000® Value benchmark and Lipper peers was the result of both stock selection and sector allocations. In terms of the former, security selection was strong in the financial, consumer discretionary, industrial and consumer staples sectors. Also, an underweight position in consumer staples, one of the weaker performing sectors within the Russell 1000® Value Index, boosted returns. Energy was the primary detractor during the reporting period due to security selection and an overweight position in this poorly performing sector.

The financial sector contributed the most to the Fund’s results on a relative basis led by a position in Bank of America Corporation, which saw improvements from lower expenses and growth in its consumer banking business. Investor confidence was further bolstered when the company announced that its annualized, pretax net interest income would go up by $2 billion with a 100 basis point increase in long-term yields and nearly $3.3 billion with a 100 basis point increase in short-term rates. Furthermore, Bank of America finally announced the sale of its U.K. credit card business to Lloyds Banking Group, which is expected to be completed in the first half of 2017. The sale is viewed as a strategic move given that the company has no other consumer business in the U.K. and because of the uncertain outlook following Brexit. The transaction will also free up capital for Bank of America. The Fund also benefited from positions in KeyCorp and Ameriprise Financial, Inc. In the case of KeyCorp, the company has reaped cost savings from its First Niagara Financial Group acquisition and demonstrated good loan growth, an uptick in net interest margin and stable expenses. The acquisition should improve metrics for KeyCorp, such as deposits per branch, which should ultimately increase operating efficiency and improve returns on tangible equity over the next few years. Asset management firm Ameriprise Financial contributed favorably to performance due to a post-election rally. However, we exited this position early in 2017 because we believed the fundamentals no longer supported the stock’s valuation. Also, Ameriprise Financial’s rally was at least partly due to expectations of regulatory and tax reform, which now face headwinds.

Stock selection was also strong in the consumer discretionary sector, led by a position in Wynn Resorts Limited, the operator of luxury casino and resort properties in the U.S., Macau and Cotai. During the reporting period, the company reported solid earnings from its newly opened Wynn Palace in its earnings report. Earnings from properties in the Chinese gaming enclave of Macau were especially strong, exceeding Wall Street estimates. We believe several catalysts remain for Wynn Resorts, including ongoing improvements in gaming and the continued trend of positive data from Las Vegas and Macau, which should provide for upward earnings revisions. On the heels of a long running anti-corruption campaign in China, we believe this high quality company is best positioned to benefit from stabilization in the Macau and Cotai regions.

Performance in the industrial sector was led by a position in CSX Corporation, a railroad and freight company operating in the eastern United States. The stock’s strong performance during the reporting period was the result of positive market reaction to a management change after Hunter Harrison, a proven and experienced railroad executive, was named chief executive officer. We believe CSX has significant margin opportunity under the new leadership as it looks to reduce headcount and increase asset utilization. In addition, we anticipate that improving commodity prices and better rail freight volumes should continue to support the stock. The Fund also saw favorable results from a position in global aerospace and defense firm General Dynamics Corporation. The company reported solid quarterly earnings while also raising guidance due to continued optimism surrounding its Gulfstream business, which has produced strong margins. Although results in the company’s defense and information technology segments were softer than expected, we believe both are well positioned for a rebound in defense spending and the outlook remains positive. Also, the business jet market appears to be bottoming and could be an additional growth driver for the company going forward. In addition, we believe General Dynamics remains attractively valued relative to its defense peers.

Stock selection within the consumer staples area was another source of strength for the Fund, including our position in Unilever NV, the producer and marketer of a wide range of consumer goods such as foods, beverages, cleaning agents and personal care products. The company posted mixed fourth-quarter results highlighted by demonetization in India and volume misses in Europe and Brazil. However, after a failed takeover attempt by Kraft Heinz, Unilever’s management announced a guidance update and strategic review that could allow for accelerated cost savings, disposal of one or two units, buybacks and/or special dividends. Shares rallied on the update and we continue to hold our position, given the number of options the company has available to unlock shareholder value. We also believe Unilever will continue to benefit from its strong exposure to emerging markets, where growing wealth should boost demand for its products.

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The energy sector was the Fund’s primary source of weakness over the reporting period, both due to security selection and an overweight position in the sector. Energy was the worst performing sector in the Russell 1000® Value Index during the reporting period, mainly driven by lower oil prices. Late in 2016, the outlook for oil pricing and supply appeared to be improving because of the production cut agreement by the Organization of the Petroleum Exporting Countries (OPEC). However, as the reporting period progressed, oil prices dropped based on news that U.S. crude inventories were rising faster than expected due to a revival among shale producers. More specifically, lower oil prices hindered the Fund’s positions in oil and gas exploration and production (E&P) companies Occidental Petroleum Corporation and Anadarko Petroleum Corporation as well as oilfield services provider Schlumberger NV. In the case of Occidental Petroleum, we believe free cash flow will inflect positively in 2017 as the company brings a large petrochemical plant online, which should finance growth in its large Permian Basin acreage. Additionally, we believe Occidental Petroleum will benefit from less cost inflation and the ability to produce incremental barrels faster and cheaper than its peers. For these and other reasons, we continued to hold our position in the Fund. In terms of Anadarko Petroleum, the company divested its Marcellus assets, which were primarily natural gas focused, as part of its shift to a more oil-dominant product mix. We believe Anadarko Petroleum continues to have optionality given this shift and is well positioned for additional U.S. onshore activity; therefore, we continued to hold our position. Schlumberger detracted due to continued headwinds from its offshore recovery and international segments. Although the company’s North American business has shown double-digit revenue growth, the company disproportionately relies on an overseas recovery given its heavy international exposure. At the end of the reporting period, the Fund still owned Schlumberger, but we were actively reviewing our position in the stock.

Although the overall contribution from information technology was basically flat for the reporting period, the sector was home to one significant laggard. Semiconductor company QUALCOMM Inc., the world’s largest mobile chipmaker, gave up some of its gains after reporting mixed fourth-quarter results and guidance. All the large handset manufacturers, including Samsung, Apple, Alphabet, Microsoft and Sony, pay licensing revenues to QUALCOMM from each handset sale. This lucrative licensing business generates a significant amount of the company’s profits. During the reporting period, Apple joined the lawsuit against the company, while also alleging that QUALCOMM withheld rebate payments as a retaliatory tactic. Despite the litigation issues, we believe this company will be able to retain its licensing business model, benefit from the push to fifth generation (5G) and use its acquisition of NXP Semiconductors to better leverage its technology.

The health care sector had a slightly negative impact on performance, mainly due to our position in medical device developer and manufacturer Medtronic plc. The company missed its third-quarter sales estimate and although earnings per share were in line with expectations, it was a helped by a tax benefit resulting in poor quality earnings. The revenue miss was driven by underperformance in the Cardio and Vascular group as well as the Diabetes group. We believe the appreciating U.S. dollar and any Affordable Care Act changes could be a headwind for the medical device space, while Medtronic will not benefit from any lower potential tax rate since the company has already done an inversion deal. As such, we sold out of the position at the end of November 2016.

Although the consumer discretionary sector was generally a source of strength, the Fund’s position in toy and game manufacturer Mattel, Inc. lagged. The company posted back-to-back quarterly earnings misses with revenues and earnings per share below consensus during both quarters. The overhang in U.S. retail has slowed Mattel’s reorder growth, resulting in a sales miss that offset expense control initiatives. In addition, investors are somewhat concerned that the company’s dividend may be threatened by its low cash balance and weak free cash flow. Given the disappointing quarters, continued risk in U.S. retail and the need for a longer-term fix, we exited the Fund’s position in Mattel.

Nuveen Mid Cap Value Fund

How did the Fund perform during the six-month reporting period ended April 30, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Classification Average during the six-month reporting period.

NUVEEN	7

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $1.6 billion and $28.1 billion. During the reporting period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition (M&A) activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.

The Fund’s outperformance versus both its Russell Midcap® Value benchmark and Lipper peers was the result of both stock selection and sector allocations. In terms of the former, security selection was strong in the consumer discretionary, financial, health care, industrials and real estate investment trust (REIT) sectors. Returns were also boosted by an overweight position in the strongly performing financial sector and underweight positions in REITs and consumer staples, two of the weaker sectors within the Russell Midcap® Value Index. On the other hand, stock selection detracted in the energy sector during the reporting period.

The financial sector was the Fund’s top performing area during the reporting period led by a strong contribution from SLM Corp., a holding company that engages in the origination, servicing and administration of education loans. The company’s first-quarter 2017 earnings beat estimates, driven by a combination of higher-than-expected net interest income, a lower effective tax rate due to a new stock compensation accounting standard and lower-than-expected provisions expenses. The company also benefited from an improvement in its overall credit quality as net charge-offs as a percentage of average loans in repayment were lower compared to the same period a year ago. However, we decided to sell the Fund’s SLM position in April because we believed the stock was fully valued versus several other alternatives and because the company was facing a pending management change. Also, while the company’s earnings growth has recently been strong, we believed it would likely slow in the future as its portfolio matures. The banking area also displayed standout performance after the election signaled a change in agenda that favored the group, coupled with the rising rate bias indicated by the Federal Reserve (Fed). Investors anticipated that this domestic focused group would benefit from a steeper yield curve, potentially lower corporate tax rates and a more subdued regulatory environment. Also, given improved economic data globally and the expected yield curve steepening, the financial sector in general looked relatively inexpensive. The Fund benefited from positions in Western Alliance Bancorporation and East West Bancorp, Inc. Western Alliance is a multi-bank holding company that operates 40 branches in California, Arizona and Nevada with more than $17 billion in assets. Shares advanced strongly after company management reiterated a strong pipeline and reported a rebound in loan growth. Holding company East West Bancorp, Inc. reported first-quarter 2017 earnings per share well ahead of consensus. The company also provided an upward revision for full-year loan growth on the heels of 15% annualized growth in first quarter 2017 and increased its net interest margin guidance range following the earlier-than-expected Fed rate increase in March 2017. Lastly, financial and investment services company Raymond James Financial Inc. performed well following the release of February 2017 operating data, which showed commissions and fees tracking in-line to slightly above fiscal second-quarter expectations. The company also reported an earnings beat in late April 2017, driven by a combination of a lower compensation expense ratio and a lower tax rate. Incremental upside came from both investment banking and greater-than-expected leverage from the December 2016 and March 2017 interest rate hikes. During the first quarter of 2017, core business drivers improved as Raymond James Financial experienced increases in total client assets, fee-based assets and net new financial advisors.

Stock selection was also favorable in the consumer discretionary sector during the reporting period, led by strong contributions from Best Buy Co. Inc. and Mohawk Industries Inc. Best Buy was rewarded for its ability to consistently grow market share across many categories despite ongoing deflation. The company reported both top- and bottom-line growth driven by sales growth in home theater, mobile phones, wearable devices and connected home, partially offset by declines in gaming. Best Buy has superior merchandising and product expertise, vendor partnerships and a strong e-commerce business. The company also benefited from new product launches and innovation, such as connected home. We believe Best Buy will further benefit from the rollout of its Home Wi-Fi Setup and Support Membership, which portends a stronger service opportunity longer term. The other standout in the

8	NUVEEN

discretionary sector, Mohawk Industries, is a manufacturer and distributor of flooring for residential and commercial applications. Although the company’s earnings release in February 2017 was mixed, its outlook for 2017 was more favorable than expected. Mohawk Industries continues to gain market share in flooring and is aggressively moving into the wall tile and countertop areas. The company recently entered into an agreement to acquire a ceramic company in Italy located near its existing facilities, while also revealing plans to build a new modular carpet plant in Belgium to serve the geographically fragmented European market. We continue to believe Mohawk Industries is a well-managed company and has a market share leading position.

In the industrials sector, the Fund benefited from a position in Ingersoll-Rand Plc, the developer and manufacturer of air and ventilation systems. Mild weather during the first quarter of 2017 boosted new construction activity, while replacement demand was generally stable. Ingersoll-Rand is capturing share in the new construction market as the company looks to re-establish itself as a significant player in this segment. The company beat consensus earnings expectations driven by positive margin momentum in its Industrials segment, along with an acceleration in orders in both its Climate and Industrial areas. Although Ingersoll-Rand is experiencing some headwinds from rising prices for steel and other commodities, the company expects to recapture this with pricing as the year progresses. Given the strength in bookings, we continue to believe there is further upside to earnings in the second half of 2017.

Although overall results in the information technology sector were negative for the reporting period, the Fund had one standout in the sector, memory chip manufacturer Micron Technology Inc. The company’s shares rose significantly in March 2017 driven by a solid earnings report and future guidance estimates. Recent market growth has been driven by macroeconomic factors, industry trends and the ever-increasing amount of semiconductor technology in various devices. Management highlighted a continuing healthy demand environment and positive operational and marketing momentum.

On the negative side, the main detractor for the Fund was security selection in the energy sector. Energy was the worst performing sector in the index during the reporting period, mainly driven by lower oil prices. Late in 2016, we believed exploration and production (E&P) firms would benefit from an improved outlook for oil pricing and supply based on the production cut agreement by the Organization of the Petroleum Exporting Countries (OPEC). However, as the reporting period progressed, oil prices dropped based on news that U.S. crude inventories were rising faster than expected due to a revival among shale producers. The Fund was hindered by positions in Pioneer Natural Resources Company, Cimarex Energy Co., Newfield Exploration Company and Nabors Industries Ltd. Pioneer is the most active E&P company in the Permian Basin with the largest land base in the Midland area. The company remains one of our preferred E&P names because we still see upside potential for volumes and net asset value. Cimarex Energy is a liquids-levered producer focused on the Delaware Basin and Meramec/Woodford formations in the Anadarko Basin. While its shares were additionally pressured by total production and oil production misses reported for fourth quarter 2016, we believe Cimarex Energy remains a high quality, returns focused operator that can provide solid growth. Shares of independent E&P firm Newfield Exploration, a pioneer in the STACK play in the Anadarko Basin, were also highly sensitive to oil prices during the reporting period. However, we continue to like this company’s pure-play exposure to the Anadarko Basin and believe it has significant upside potential in terms of both inventory and well productivity. Finally, Nabors Industries, an oil and gas drilling contractor with operations in more than 20 countries, saw its shares lag based on concerns of lower U.S. margins due to costs to move rigs and crews as well as revenue declines for international drilling. However, strong growth in high specification rigs has recently boded well for pricing and Nabors is running its super-spec fleet at near 100%, which should drive margins higher after the first quarter. The company should also benefit from organic growth because nine of the ten rigs it is building are already contracted in 2017. We remained invested in all four positions because we believe OPEC will continue to manage supply, which should help global inventory to decline and oil prices to rebound.

The REIT sector was home to one significant laggard, DDR Corporation, the owner and manager of 319 shopping centers in 35 states and Puerto Rico. DDR’s fourth-quarter 2016 results and 2017 forecast fell below expectations with the company only making gradual progress on its turnaround efforts under recently appointed CEO Tom August. Although fundamentals decelerated sharply in Puerto Rico during the reporting period, prospects to reduce exposure to the commonwealth seemed encouraging because the company is seeing interest from potential buyers and financing is obtainable. We expect DDR to further deleverage through dispositions and make other additions to its management team and board to reduce risk and lay the foundation for greater stability and growth. We continue to hold our position based on news of former Forest City Realty Trust executive William Ross becoming the company’s chief operating officer in January 2017.

NUVEEN	9

Portfolio Managers’ Comments (continued)

In the telecommunication services sector, the Fund was hindered by a position in voice, data and video services provider Frontier Communications Corporation. Following the closure of its acquisition of some of Verizon’s wireline operations in 2016, the company turned its attention to integration and demonstrating that it can operate the acquired business effectively. Although Frontier has continued to generate solid cash flows in recent years, it hasn’t made progress in improving its financial position. Also, the company did not use the Verizon transaction to reduce leverage. Because we could not gauge the timing of revenue stability in the acquired markets, we sold the Fund’s position.

Nuveen Small Cap Value Fund

How did the Fund perform during the six-month reporting period ended April 30, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended April 30, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell 2000® Value Index and outperformed the Lipper Small-Cap Value Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $103 million to $4.7 billion at the time of purchase. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

The Fund’s outperformance versus its Lipper peer group was the result of strong stock selection in the financial and industrials sectors. On the other hand, security selection detracted in the information technology, health care and energy sectors, causing the Fund to underperform versus the Russell 2000® Value Index.

The financial sector was the Fund’s top-performing area during the reporting period led by strong contributions from Preferred Bank, Evercore Partners Inc., Bank of the Ozarks, Inc. and CNO Financial Group, Inc. The banking group, in particular, displayed standout performance after the election signaled a change in agenda that favored the group, coupled with the rising interest rate bias indicated by the Federal Reserve (Fed). Investors anticipated that this domestic-focused group would benefit from a steeper yield curve, potentially lower corporate tax rates and a more subdued regulatory environment. Preferred Bank, a West Coast bank with a niche in the Chinese-American market, continued to generate strong loan growth and managed expenses to provide attractive bottom-line returns. Bank of the Ozarks, an Arkansas-based bank focused in the Southern U.S., continued to display strong top-line growth. Outside of the banking area, the Fund also benefited from a position in Evercore Partners, an investment banking advisory and management firm focused on the institutional market. The company experienced strong top-line growth given the productivity of its staff and the tailwinds of an improving merger and acquisition market. The pipeline of transactions, new advisor hires and an improved economic environment boded well for Evercore’s shares during the reporting period. Performance was also aided by a position in CNO Financial, a diversified life insurance firm that offers supplemental health insurance, annuities and long-term care products. CNO Financial’s announcement of the resumption of its share buyback plan was a positive catalyst and suggested that the company has moved past last fall’s controversy with reinsurer Beechwood Re.

The industrial sector was also home to several standouts for the Fund including Tutor Perini Corporation, an engineering and construction (E&C) firm focused on large (over $100 million) commercial and civil projects throughout the United States. The company reported a solid fourth-quarter 2016 report and gave 2017 guidance that was in line with expectations. More importantly, Tutor Perini won several large projects in first quarter 2017 and bid on a few other major projects, which contributed to its robust project pipeline. In addition, investors continued to be optimistic about E&C names that they perceived would benefit from domestic infrastructure projects. Although we were encouraged by Tutor Perini’s performance, we opportunistically trimmed the Fund’s position during the reporting period. The Fund also saw strong results from NN Incorporated, an industrial machinery company with two

10	NUVEEN

primary segments, Metal Bearings and Precision Components. NN reported a solid fourth-quarter 2016 earnings report and favorable 2017 guidance, with no changes relative to its previous outlook comments. On the heels of difficult end markets in 2015 and 2016, NN’s management expressed a more optimistic tone to start 2017. Other recent positive news related to refinancing the company’s debt and the resulting potential accretion. We also saw strength from a position in Altra Industrial Motion Inc., a machinery manufacturer focused on power transmission that benefited from its broad end market exposure and margin improvement. The company has demonstrated solid operational execution in its last three quarterly reports during an improving industrial market environment, bolstered by positive investor sentiment toward early cyclical names. We trimmed our position in Altra Industrial based on valuation, but continue to like this company.

While the information technology sector generally detracted, it was home to two of the Fund’s strongest performers. Shares of NeuStar Inc., a specialty data analytics and security services provider, jumped sharply after the company agreed to be acquired by a private equity group at a strong premium. Also, Cypress Semiconductor Corporation, a diversified manufacturer of semiconductors with an emphasis on the global industrial and automobile markets, reported solid first-quarter 2017 earnings and guidance for the second quarter with the company’s new, internally promoted CEO at the helm. The company continued to execute on its game plan of targeted top-line growth with gross margin expansion in 2017 and 2018.

Unfortunately, several other names in the technology sector more than offset those positive results, contributing to the Fund’s shortfall versus the Russell 2000® Value Index. The leading detractor was a position in Synchronoss Technologies Inc., which has historically provided software and services to communication service companies on a global basis. During the reporting period, Synchronoss executed a transformative acquisition of IntraLinks to solidify its position in the emerging enterprise segment, while selling the majority of its declining cell phone activation business. The IntraLinks deal closed in January 2017 and Synchronoss subsequently negatively pre-announced results for first quarter 2017, a rare event for a company with a relatively predictable subscription revenue model and a long track record of not missing expectations. While we await more details on the company’s future direction from the returning management team, we continue to run analysis around potential business models for 2017 and beyond. Because we believe the market has already discounted the downside scenario for 2017, we have retained our position for the time being, but are monitoring the situation closely. We will determine what direction to pursue based on the company’s first-quarter 2017 report.

The Fund also saw weak results from a position in Finisar Corporation, a leading global manufacturer of optical components serving the data center and telecommunications network equipment markets. The company is facing weaker industry conditions due to a lull in optical equipment orders from the leading telecom companies in China. While Finisar’s 20% exposure to this market helps explain its recent share price weakness, we remain constructive regarding the name. We believe the company will benefit from its larger exposure to secular growth in next-generation optical equipment at the hyper-scale data centers, while Chinese demand is also likely to return in the second half of 2017. These factors, plus Finisar’s strong balance sheet and discounted valuation relative to its competitors, led us to maintain our position. In addition, a position in wireless networking equipment provider NETGEAR Inc. detracted during the reporting period. On the heels of solid top-line growth and margin expansion due the company’s leadership and growth in gateway routers and security cameras, NETGEAR’s stock was negatively impacted by management’s new, aggressive go-to-market strategy to increase market share in these segments. In the short term, the company guided for a lower-than-typical profit margin in order to proactively solidify its leadership position. However, historically NETGEAR’s management has kept a laser-like focus on maintaining an operating margin profile that is much greater than its near-term guidance. Therefore, we remain confident in the company’s ability to preemptively ward off would be entrants and return to normal profit margins by year-end 2017. We continue to maintain our position.

The energy sector was also somewhat challenging for the Fund during the reporting period. Year to date in 2017, the sector has dramatically underperformed based on the lack of progress in decreasing the global inventory glut, despite a production cut agreement by the Organization of the Petroleum Exporting Countries (OPEC) in November 2016. U.S. crude inventories have risen faster than expected due to a revival among shale producers. While reducing floating storage has taken some time, we are finally seeing a downward trend of oil imports into the United States. Consequently, fundamentals from both a macro and micro standpoint are slowly improving in the energy sector. Our positions in Superior Energy Services Inc. and Callon Petroleum Company did detract during the reporting period, but we remain invested in both based on the improving fundamental backdrop and other recent signs of strength. Superior Energy, a global energy services company with solid market positioning in the well completion and production

NUVEEN	11

Portfolio Managers’ Comments (continued)

markets, issued a first-quarter 2017 report that showed sequential improvement in its margin profile, driven primarily by increasing activity and pricing in its U.S. land completion services segment. The company has expensed the reactivation costs of once idle equipment over the past two quarters, leaving potential for additional margin improvement. Also, Superior Energy’s management remains disciplined in its allocation of capital. The most recent first-quarter 2017 report issued by Callon Petroleum, a pure-play Permian exploration and production firm, indicated that the company is back on track with its production growth profile, operating margins and solid individual well results that solidify the underlying value of acreage acquired in 2016.

Elsewhere in the portfolio, the industrials sector was home to one significant laggard, Babcock & Wilcox Enterprises Inc. The company manufactures, installs and services highly complex equipment and systems for power generation and industrial applications globally. The primary issue affecting Babcock & Wilcox was a series of problem projects in its Renewable segment that were identified in the fourth quarter, which caused the company to take a significant charge and give disappointing 2017 guidance. The stock’s sharp selloff at the end of February factored in a complete write-off of these projects; however, management’s goal is to improve on this scenario. Therefore, we remain holders of Babcock & Wilcox, but are closely monitoring project milestones.

In the consumer discretionary sector, shares of leading contemporary apparel and accessories retailer Express Inc. remained depressed due to the challenging retail environment. The company’s balance sheet looks strong with net cash at more than $2 per share and no debt. As we move into the second half of 2017, the headwinds of technology investment costs will be behind Express, but retail traffic is expected to remain under pressure. However, with the bar set so low for the group, we anticipate positive inflection points for margins and therefore remain holders of the stock.

Although overall results were slightly positive in the real estate investment trust (REIT) sector, the Fund experienced weakness from a position in Kite Realty Group Trust, a shopping center REIT with properties focused in Indiana, Florida and Texas. The challenging retail environment has also negatively impacted Kite Realty and its peers as many retailers have closed their doors. However, management has remained on track with its acquisition/disposition program and the firm has experienced improving same-store sales net operating income, despite its weak stock price. We maintained our holding in Kite Realty given its better-than-expected operating metrics and attractive valuation, while acknowledging the industry-wide headwinds that face the sector.

12	NUVEEN

Risk Considerations

Nuveen Dividend Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen Mid Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

Nuveen Small Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

NUVEEN	13

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14	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen Dividend Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	13.98%	19.12%	11.33%	6.88%
Class A Shares at maximum Offering Price	7.44%	12.27%	10.01%	6.25%
Russell 1000® Value Index	11.69%	16.55%	13.32%	5.53%
S&P 500® Index	13.32%	17.92%	13.68%	7.15%
Lipper Equity Income Funds Classification Average	10.91%	14.28%	10.64%	5.81%

Class C Shares	13.54%	18.12%	10.48%	6.07%
Class R3 Shares	13.80%	18.72%	11.03%	6.60%
Class I Shares	14.13%	19.38%	11.61%	7.14%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	14.23%	19.55%	11.64%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	11.75%	20.88%	11.22%	7.25%
Class A Shares at maximum Offering Price	5.32%	13.95%	9.91%	6.62%
Class C Shares	11.36%	19.96%	10.40%	6.46%
Class R3 Shares	11.65%	20.55%	10.94%	6.98%
Class I Shares	11.92%	21.20%	11.50%	7.52%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	12.02%	21.37%	11.82%

Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.07%	1.82%	1.33%	0.72%	0.82%

16	NUVEEN

Nuveen Mid Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	14.34%	16.85%	12.34%	5.64%
Class A Shares at maximum Offering Price	7.77%	10.14%	11.01%	5.02%
Russell Midcap® Value Index	12.42%	17.52%	14.26%	7.16%
Lipper Mid-Cap Value Funds Classification Average	13.27%	17.45%	12.32%	6.19%

Class C Shares	13.93%	15.98%	11.50%	4.85%
Class R3 Shares	14.20%	16.54%	12.06%	5.38%
Class I Shares	14.47%	17.13%	12.62%	5.90%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	9.76%	18.98%	12.07%	6.08%
Class A Shares at maximum Offering Price	3.45%	12.13%	10.74%	5.45%
Class C Shares	9.35%	18.09%	11.22%	5.28%
Class R3 Shares	9.64%	18.69%	11.79%	5.82%
Class I Shares	9.93%	19.31%	12.35%	6.34%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.32%	2.07%	1.57%	1.07%
Net Expense Ratios	1.17%	1.92%	1.42%	0.92%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	18.08%	26.86%	14.82%	8.00%
Class A Shares at maximum Offering Price	11.29%	19.57%	13.47%	7.37%
Russell 2000® Value Index	18.26%	27.18%	12.96%	6.02%
Lipper Small-Cap Value Funds Classification Average	16.95%	21.63%	11.57%	6.13%

Class C Shares	17.62%	25.85%	13.97%	7.20%
Class R3 Shares	17.95%	26.53%	14.53%	7.74%
Class I Shares	18.24%	27.16%	15.11%	8.26%

	Cumulative	Average Annual
	6-Month	Since Inception
Class R6 Shares	18.15%	21.69%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	14.15%	28.22%	14.66%	8.13%
Class A Shares at maximum Offering Price	7.59%	20.87%	13.31%	7.50%
Class C Shares	13.75%	27.29%	13.81%	7.34%
Class R3 Shares	14.00%	27.86%	14.37%	7.87%
Class I Shares	14.29%	28.55%	14.95%	8.40%

	Cumulative	Average Annual
	6-Month	Since Inception
Class R6 Shares	14.20%	22.17%

Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.32%	2.07%	1.57%	0.95%	1.07%
Net Expense Ratios	1.22%	1.97%	1.47%	0.85%	0.97%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

18	NUVEEN

Holding

Summaries as of April 30, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Dividend Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.3%
Money Market Funds	0.7%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	14.6%
Oil, Gas & Consumable Fuels	12.1%
Pharmaceuticals	4.7%
Capital Markets	4.7%
Equity Real Estate Investment Trusts	4.5%
Chemicals	3.9%
Multi-Utilities	3.8%
Diversified Telecommunication Services	3.7%
Hotels, Restaurants & Leisure	3.6%
Technology Hardware, Storage & Peripherals	3.2%
Software	3.1%
Energy Equipment & Services	2.8%
Tobacco	2.7%
Communications Equipment	2.5%
Health Care Providers & Services	2.4%
Household Durables	2.4%
Food Products	2.3%
Electrical Equipment	2.2%
Aerospace & Defense	2.1%
Other	18.0%
Money Market Funds	0.7%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

JP Morgan Chase & Co.	4.5%
Bank of America Corporation	4.4%
AT&T Inc.	3.7%
Chevron Corporation	3.5%
Pfizer Inc.	3.2%

NUVEEN	19

Holding Summaries as of April 30, 2017 (continued)

Nuveen Mid Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.4%
Investments Purchased with Collateral from Securities Lending	1.5%
Money Market Funds	0.6%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	8.6%
Equity Real Estate Investment Trusts	8.0%
Machinery	7.0%
Oil, Gas & Consumable Fuels	7.0%
Capital Markets	6.7%
Software	5.6%
Household Durables	4.5%
Multi-Utilities	4.2%
Hotels, Restaurants & Leisure	3.8%
Insurance	3.5%
Electric Utilities	3.3%
Food Products	3.0%
Chemicals	2.9%
Containers & Packaging	2.5%
IT Services	2.3%
Aerospace & Defense	2.2%
Health Care Providers & Services	2.1%
Health Care Equipment & Supplies	2.0%
Mortgage Real Estate Investment Trusts	1.8%
Other	18.4%
Investments Purchased with Collateral from Securities Lending	1.5%
Money Market Funds	0.6%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

L-3 Communications Holdings, Inc.	2.2%
Edison International	2.2%
MGM Resorts International Inc.	2.1%
Ingersoll Rand Company Limited, Class A	2.1%
Old Republic International Corporation	2.1%

20	NUVEEN

Nuveen Small Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	97.7%
Investments Purchased with Collateral from Securities Lending	1.0%
Money Market Funds	1.7%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	18.8%
Equity Real Estate Investment Trusts	7.7%
Insurance	6.8%
Communications Equipment	5.3%
Oil, Gas & Consumable Fuels	4.6%
Commercial Services & Supplies	4.6%
Thrifts & Mortgage Finance	4.5%
Health Care Providers & Services	4.0%
Machinery	3.3%
Semiconductors & Semiconductor Equipment	3.2%
Chemicals	2.7%
Household Durables	2.4%
Metals & Mining	2.3%
Auto Components	2.2%
Mortgage Real Estate Investment Trusts	2.2%
Electrical Equipment	2.1%
Construction & Engineering	1.9%
Other	19.1%
Investments Purchased with Collateral from Securities Lending	1.0%
Money Market Funds	1.7%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Plantronics Inc.	2.2%
Invesco Mortgage Capital Inc.	2.2%
Renasant Corporation	2.1%
Banner Corporation	2.1%
NN, Incorporated	2.0%

NUVEEN	21

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2017.

The beginning of the period is November 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,“ provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Dividend Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,139.80	$1,135.40	$1,138.00	$1,142.30	$1,141.30
Expenses Incurred During the Period	$5.68	$9.69	$7.00	$3.82	$4.41
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.49	$1,015.72	$1,018.25	$1,021.22	$1,020.68
Expenses Incurred During the Period	$5.36	$9.15	$6.61	$3.61	$4.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.83%, 1.32%, 0.72% and 0.83% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	NUVEEN

Nuveen Mid Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,143.40	$1,139.30	$1,142.00	$1,144.70
Expenses Incurred During the Period	$6.22	$10.18	$7.54	$4.89
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.99	$1,015.27	$1,017.75	$1,020.23
Expenses Incurred During the Period	$5.86	$9.59	$7.10	$4.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42% and 0.92% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Small Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,180.80	$1,176.20	$1,179.50	$1,181.50	$1,182.40
Expenses Incurred During the Period	$6.65	$10.68	$8.00	$4.54	$5.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.70	$1,014.98	$1,017.46	$1,020.63	$1,019.93
Expenses Incurred During the Period	$6.16	$9.89	$7.40	$4.21	$4.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.48%, 0.84% and 0.98% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

NUVEEN	23

Nuveen Dividend Value Fund

Portfolio of Investments	April 30, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.3%

	COMMON STOCKS – 99.3%

	Aerospace & Defense – 2.1%

113,282	General Dynamics Corporation	$21,952,919

	Banks – 14.6%

1,998,166	Bank of America Corporation	46,637,194

344,085	BankUnited Inc.	12,142,760

325,039	CIT Group Inc.	15,052,556

1,177,193	Huntington BancShares Inc.	15,138,702

555,909	JP Morgan Chase & Co.	48,364,086

994,397	KeyCorp.	18,137,801
	Total Banks	155,473,099

	Biotechnology – 1.7%

271,322	AbbVie Inc.	17,890,973

	Capital Markets – 4.7%

152,649	NASDAQ Stock Market, Inc.	10,512,937

275,591	Raymond James Financial Inc.	20,537,041

231,365	State Street Corporation	19,411,524
	Total Capital Markets	50,461,502

	Chemicals – 3.9%

129,884	Celanese Corporation, Series A	11,305,103

137,098	Eastman Chemical Company	10,933,566

100,163	PPG Industries, Inc.	11,001,904

63,440	Praxair, Inc.	7,928,731
	Total Chemicals	41,169,304

	Commercial Services & Supplies – 1.1%

264,010	KAR Auction Services Inc.	11,516,116

	Communications Equipment – 2.5%

781,404	Cisco Systems, Inc.	26,622,434

	Consumer Finance – 1.1%

179,472	Discover Financial Services	11,233,152

	Containers & Packaging – 1.4%

271,143	WestRock Company	14,522,419

	Diversified Telecommunication Services – 3.7%

1,004,444	AT&T Inc.	39,806,116

24	NUVEEN

Shares	Description (1)	Value

	Electric Utilities – 1.9%

150,963	NextEra Energy Inc.	$20,162,618

	Electrical Equipment – 2.2%

314,566	Eaton PLC	23,793,772

	Energy Equipment & Services – 2.8%

823,670	Nabors Industries Inc.	8,516,748

290,033	Schlumberger Limited	21,053,495
	Total Energy Equipment & Services	29,570,243

	Equity Real Estate Investment Trusts – 4.5%

212,180	Crown Castle International Corporation	20,072,228

205,995	Lamar Advertising Company	14,846,060

504,230	Park Hotels & Resorts, Inc.	12,943,584
	Total Equity Real Estate Investment Trusts	47,861,872

	Food Products – 2.3%

270,169	Kraft Heinz Company	24,420,576

	Health Care Providers & Services – 2.4%

88,395	CIGNA Corporation	13,822,326

68,573	UnitedHealth Group Incorporated	11,992,046
	Total Health Care Providers & Services	25,814,372

	Hotels, Restaurants & Leisure – 3.6%

184,602	Hilton Worldwide Holdings Inc.	10,885,989

171,834	Six Flags Entertainment Corporation	10,758,527

132,714	Wynn Resorts Ltd	16,325,149
	Total Hotels, Restaurants & Leisure	37,969,665

	Household Durables – 2.4%

394,998	D.R. Horton, Inc.	12,991,484

67,509	Whirlpool Corporation	12,535,071
	Total Household Durables	25,526,555

	Insurance – 1.0%

517,349	Old Republic International Corporation	10,698,777

	IT Services – 1.2%

146,075	Fidelity National Information Services	12,298,054

	Media – 1.3%

352,349	Comcast Corporation, Class A	13,808,557

	Mortgage Real Estate Investment Trusts – 1.6%

736,749	Starwood Property Trust Inc.	16,716,835

	Multi-Utilities – 3.8%

269,938	CMS Energy Corporation	12,255,185

NUVEEN	25

Nuveen Dividend Value Fund (continued)

Portfolio of Investments	April 30, 2017 (Unaudited)

Shares	Description (1)	Value

	Multi-Utilities (continued)

159,751	DTE Energy Company	$16,708,357

459,962	NiSource Inc.	11,154,079
	Total Multi-Utilities	40,117,621

	Oil, Gas & Consumable Fuels – 12.1%

362,621	Anadarko Petroleum Corporation	20,676,649

353,639	Chevron Corporation	37,733,281

552,695	HollyFrontier Company	15,552,837

348,489	Occidental Petroleum Corporation	21,446,013

73,644	Pioneer Natural Resources Company	12,739,676

690,730	Williams Companies Inc.	21,157,060
	Total Oil, Gas & Consumable Fuels	129,305,516

	Personal Products – 2.0%

410,293	Unilever NV	21,433,706

	Pharmaceuticals – 4.7%

258,732	Merck & Company Inc.	16,126,766

1,013,335	Pfizer Inc.	34,372,323
	Total Pharmaceuticals	50,499,089

	Road & Rail – 1.7%

367,010	CSX Corporation	18,658,788

	Semiconductors & Semiconductor Equipment – 1.1%

180,780	Xilinx, Inc.	11,409,026

	Software – 3.1%

323,378	CA Technologies	10,616,500

332,431	Microsoft Corporation	22,758,226
	Total Software	33,374,726

	Specialty Retail – 0.9%

191,248	Best Buy Co., Inc.	9,908,559

	Technology Hardware, Storage & Peripherals – 3.2%

123,035	Apple, Inc.	17,673,978

867,849	HP Inc.	16,332,918
	Total Technology Hardware, Storage & Peripherals	34,006,896

	Tobacco – 2.7%

402,067	Altria Group, Inc.	28,860,369
	Total Long-Term Investments (cost $756,119,463)	1,056,864,226

26	NUVEEN

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.7%

	Money Market Funds – 0.7%

7,748,205	First American Treasury Obligations Fund, Class Z, 0.626%, (2)	$7,748,205
	Total Short-Term Investments (cost $7,748,205)	7,748,205
	Total Investments (cost $763,867,668) – 100%	1,064,612,431
	Other Assets Less Liabilities – 0.0%	56,948
	Net Assets – 100%	$1,064,669,379

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

See accompanying notes to financial statements.

NUVEEN	27

Nuveen Mid Cap Value Fund

Portfolio of Investments	April 30, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 99.4%

	Aerospace & Defense – 2.2%

13,921	L-3 Communications Holdings, Inc.	$2,391,207

	Airlines – 1.1%

13,781	Alaska Air Group, Inc.	1,172,625

	Banks – 8.6%

40,873	CIT Group Inc.	1,892,829

33,596	East West Bancorp Inc.	1,823,255

177,885	Huntington BancShares Inc.	2,287,601

59,544	KeyCorp.	1,086,083

46,307	Western Alliance Bancorporation, (2)	2,218,105
	Total Banks	9,307,873

	Building Products – 1.0%

17,519	Owens Corning	1,066,031

	Capital Markets – 6.7%

59,119	E*Trade Group Inc., (2)	2,042,561

16,860	Evercore Partners Inc.	1,243,425

27,587	NASDAQ Stock Market, Inc.	1,899,917

27,676	Raymond James Financial Inc.	2,062,416
	Total Capital Markets	7,248,319

	Chemicals – 2.9%

17,915	Celanese Corporation, Series A	1,559,322

20,601	Eastman Chemical Company	1,642,930
	Total Chemicals	3,202,252

	Consumer Finance – 1.5%

26,486	Discover Financial Services	1,657,759

	Containers & Packaging – 2.5%

17,772	International Paper Company	959,155

32,543	WestRock Company	1,743,003
	Total Containers & Packaging	2,702,158

	Electric Utilities – 3.3%

29,805	Alliant Energy Corporation	1,171,933

29,773	Edison International	2,380,947
	Total Electric Utilities	3,552,880

	Electrical Equipment – 1.1%

10,789	Hubbell Inc.	1,220,560

28	NUVEEN

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 1.1%

16,242	Arrow Electronics, Inc., (2)	$1,145,061

	Energy Equipment & Services – 1.8%

114,715	Nabors Industries Inc.	1,186,153

59,580	Superior Energy Services, Inc.	719,726
	Total Energy Equipment & Services	1,905,879

	Equity Real Estate Investment Trusts – 8.0%

98,826	Developers Diversified Realty Corporation	1,068,309

19,540	Digital Realty Trust Inc.	2,243,974

17,790	Entertainment Properties Trust	1,293,511

40,969	First Industrial Realty Trust, Inc.	1,152,868

15,378	Mid-America Apartment Communities	1,525,651

13,869	SL Green Realty Corporation	1,455,274
	Total Equity Real Estate Investment Trusts	8,739,587

	Food Products – 3.0%

36,254	Lamb Weston Holding, Inc.	1,513,605

29,736	Pinnacle Foods Inc.	1,729,148
	Total Food Products	3,242,753

	Gas Utilities – 1.1%

21,112	National Fuel Gas Company	1,169,183

	Health Care Equipment & Supplies – 2.0%

43,910	Boston Scientific Corporation, (2)	1,158,346

8,181	Zimmer Biomet Holdings, Inc.	978,857
	Total Health Care Equipment & Supplies	2,137,203

	Health Care Providers & Services – 2.1%

10,716	Centene Corporation, (2)	797,270

9,451	CIGNA Corporation	1,477,853
	Total Health Care Providers & Services	2,275,123

	Hotels, Restaurants & Leisure – 3.8%

76,196	MGM Resorts International Inc.	2,339,979

16,780	Royal Caribbean Cruises Limited	1,788,748
	Total Hotels, Restaurants & Leisure	4,128,727

	Household Durables – 4.5%

42,514	D.R. Horton, Inc.	1,398,285

8,993	Mohawk Industries Inc., (2)	2,111,466

7,719	Whirlpool Corporation	1,433,264
	Total Household Durables	4,943,015

	Insurance – 3.5%

111,094	Old Republic International Corporation	2,297,424

NUVEEN	29

Nuveen Mid Cap Value Fund (continued)

Portfolio of Investments	April 30, 2017 (Unaudited)

Shares	Description (1)	Value

	Insurance (continued)

33,393	Unum Group	$1,547,098
	Total Insurance	3,844,522

	IT Services – 2.3%

17,208	Fidelity National Information Services	1,448,742

70,588	First Data Corporation, Class A Shares, (2)	1,102,585
	Total IT Services	2,551,327

	Leisure Products – 1.4%

15,840	Hasbro, Inc.	1,569,902

	Life Sciences Tools & Services – 0.9%

16,671	Agilent Technologies, Inc.	917,739

	Machinery – 7.0%

7,436	Cummins Inc.	1,122,390

25,004	Dover Corporation	1,972,316

26,090	Ingersoll Rand Company Limited, Class A	2,315,488

13,921	Parker Hannifin Corporation	2,238,497
	Total Machinery	7,648,691

	Metals & Mining – 1.2%

36,882	Steel Dynamics Inc.	1,332,915

	Mortgage Real Estate Investment Trusts – 1.8%

84,800	Starwood Property Trust Inc.	1,924,112

	Multi-Utilities – 4.2%

21,889	DTE Energy Company	2,289,371

39,850	MDU Resources Group Inc.	1,071,965

50,161	NiSource Inc.	1,216,404
	Total Multi-Utilities	4,577,740

	Oil, Gas, & Consumable Fuels – 7.0%

14,168	Cimarex Energy Company	1,653,122

47,033	HollyFrontier Company	1,323,509

99,027	Marathon Oil Corporation	1,472,531

31,029	Newfield Exploration Company, (2)	1,074,224

12,189	Pioneer Natural Resources Company	2,108,575
	Total Oil, Gas, & Consumable Fuels	7,631,961

	Real Estate Management & Development – 1.4%

13,275	Jones Lang LaSalle Inc.	1,524,767

	Road & Rail – 1.0%

16,712	Genesee & Wyoming Inc., (2)	1,132,405

	Semiconductors & Semiconductor Equipment – 1.6%

63,972	Micron Technology, Inc., (2)	1,770,105

30	NUVEEN

Shares	Description (1)	Value

	Software – 5.6%

18,881	Activision Blizzard Inc.	$986,532

50,146	CA Technologies	1,646,293

8,270	Electronic Arts Inc., (2)	784,161

19,700	Nice Systems Limited, (3)	1,328,765

25,257	Parametric Technology Corporation, (2)	1,365,140
	Total Software	6,110,891

	Specialty Retail – 1.3%

27,978	Best Buy Co., Inc.	1,449,540

	Thrifts & Mortgage Finance – 0.9%

42,928	BofI Holdings, Inc., (2), (3)	1,025,550
	Total Long-Term Investments (cost $90,861,927)	108,220,362

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.5%

	Money Market Funds – 1.5%

1,676,637	First American Government Obligations Fund, Class X, 0.677%, (4), (5)	$1,676,637
	Total Investments Purchased with Collateral from Securities Lending (cost $1,676,637)	1,676,637

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.6%

	Money Market Funds – 0.6%

689,293	First American Treasury Obligations, Class Z, 0.626%, (4)	$689,293
	Total Short-Term Investments (cost $689,293)	689,293
	Total Investments (cost $91,551,219) – 101.5%	110,586,292
	Other Assets Less Liabilities – (1.5)%	(1,658,669)
	Net Assets – 100%	$108,927,623

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,594,392.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

NUVEEN	31

Nuveen Small Cap Value Fund

Portfolio of Investments	April 30, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.7%

	COMMON STOCKS – 97.7%

	Auto Components – 2.2%

367,353	Cooper Tire & Rubber	$14,069,620

882,644	Dana Holding Corporation	17,140,946
	Total Auto Components	31,210,566

	Banks – 18.8%

261,859	Bank of the Ozarks, Inc.	12,430,447

531,072	Banner Corporation	29,315,174

507,520	Berkshire Hills Bancorp, Inc.	19,032,000

603,035	Customers Bancorp Inc., (2)	18,651,873

655,284	First Busey Corporation	19,625,756

524,325	Heartland Financial USA, Inc.	25,167,600

473,423	Preferred Bank Los Angeles	25,086,685

704,527	Renasant Corporation	29,871,945

1,198,932	Sterling Bancorp.	27,875,169

548,529	Webster Financial Corporation	27,870,758

334,257	Western Alliance Bancorporation, (2)	16,010,910

240,368	Wintrust Financial Corporation	17,032,476
	Total Banks	267,970,793

	Capital Markets – 1.5%

299,407	Evercore Partners Inc.	22,081,266

	Chemicals – 2.7%

685,041	Kraton Performance Polymers Inc., (2)	22,407,691

200,151	Minerals Technologies Inc.	15,751,884
	Total Chemicals	38,159,575

	Commercial Services & Supplies – 4.6%

253,291	Brinks Company	15,552,067

880,866	LSC Communications, Inc.	22,788,003

602,762	Quad Graphics Inc.	15,828,530

326,374	SP Plus Corporation, (2)	11,243,584
	Total Commercial Services & Supplies	65,412,184

	Communications Equipment – 5.3%

711,311	Finisar Corporation, (2)	16,246,343

369,409	Netgear, Inc., (2)	17,417,634

578,507	Plantronics Inc.	31,586,486

638,819	Radware, Limited, (2)	10,431,914
	Total Communications Equipment	75,682,377

32	NUVEEN

Shares	Description (1)	Value

	Construction & Engineering – 1.9%

221,448	Emcor Group Inc.	$14,557,992

413,253	Tutor Perini Corporation, (2)	12,748,855
	Total Construction & Engineering	27,306,847

	Diversified Telecommunication Services – 1.0%

2,175,346	Vonage Holdings Corporation, (2)	14,596,572

	Electric Utilities – 1.7%

286,928	El Paso Electric Company	14,805,485

264,174	PNM Resources Inc.	9,840,482
	Total Electric Utilities	24,645,967

	Electrical Equipment – 2.1%

1,463,166	Babcock & Wilcox Enterprises, Inc., (2)	13,709,865

212,793	Regal-Beloit Corporation	16,778,728
	Total Electrical Equipment	30,488,593

	Electronic Equipment, Instruments & Comp – 1.1%

992,960	Vishay Intertechnology Inc., (3)	16,234,896

	Energy Equipment & Services – 1.4%

1,601,543	Superior Energy Services, Inc.	19,346,639

	Equity Real Estate Investment Trusts – 7.7%

1,020,543	Brandywine Realty Trust	17,318,615

165,071	Entertainment Properties Trust	12,002,312

929,394	FelCor Lodging Trust Inc.	7,202,804

610,708	Kite Realty Group Trust	12,434,015

1,570,489	Monogram Residential Trust, Inc.	15,987,578

868,665	STAG Industrial Inc.	22,898,009

1,379,434	Summit Hotel Properties Inc.	22,802,044
	Total Equity Real Estate Investment Trusts	110,645,377

	Food & Staples Retailing – 0.9%

334,178	SpartanNash Co	12,297,750

	Gas Utilities – 1.1%

231,933	Spire, Inc.	15,899,007

	Health Care Equipment & Supplies – 1.0%

470,269	Globus Medical Inc., Class A, (2)	14,263,259

	Health Care Providers & Services – 4.0%

291,824	AMN Healthcare Services Inc., (2)	11,921,010

730,950	Civitas Solutions Inc., (2)	13,010,910

869,370	Pharmerica Corporation, (2)	20,517,132

343,856	Tivity Health Inc., (2)	11,553,562
	Total Health Care Providers & Services	57,002,614

NUVEEN	33

Nuveen Small Cap Value Fund (continued)

Portfolio of Investments	April 30, 2017 (Unaudited)

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 0.7%

59,459	CBRL Group Inc., (3)	$9,524,737

	Household Durables – 2.4%

448,181	CalAtlantic Group Inc.	16,233,116

659,627	La Z Boy Inc.	18,403,593
	Total Household Durables	34,636,709

	Insurance – 6.8%

623,390	American Equity Investment Life Holding Company	14,786,811

328,159	Amerisafe, Inc., (3)	18,885,550

303,771	Argo Group International Holdings Inc.	20,033,697

1,334,023	CNO Financial Group Inc.	28,107,865

409,581	Horace Mann Educators Corporation, (3)	15,830,306
	Total Insurance	97,644,229

	Internet Software & Services – 0.5%

776,281	Brightcove Inc., (2)	6,753,645

	IT Services – 0.4%

190,417	NeuStar, Inc., (2)	6,321,844

	Leisure Products – 1.2%

309,447	Brunswick Corporation, (3)	17,561,117

	Machinery – 3.3%

444,142	Altra Industrial Motion, Inc.	19,608,869

1,023,415	NN, Incorporated	28,246,254
	Total Machinery	47,855,123

	Media – 1.3%

307,723	Meredith Corporation, (3)	18,017,182

	Metals & Mining – 2.3%

1,174,474	Commercial Metals Company	21,892,195

1,143,295	SunCoke Energy Inc.	10,484,015
	Total Metals & Mining	32,376,210

	Mortgage Real Estate Investment Trusts – 2.2%

1,893,166	Invesco Mortgage Capital Inc.	30,877,537

	Oil, Gas & Consumable Fuels – 4.6%

1,122,075	Callon Petroleum Company Del, (2)	13,285,368

649,022	Delek US Holdings Inc.	15,621,960

122,122	PDC Energy Inc., (2)	6,744,798

2,806,253	Scorpio Tankers Inc.	12,347,513

1,461,994	WPX Energy Inc., (2)	17,441,588
	Total Oil, Gas & Consumable Fuels	65,441,227

34	NUVEEN

Shares	Description (1)	Value

	Professional Services – 1.0%

446,578	Korn Ferry International	$14,469,127

	Semiconductors & Semiconductor Equipment – 3.2%

1,660,451	Cypress Semiconductor Corporation	23,262,919

279,766	MKS Instruments Inc.	21,891,690
	Total Semiconductors & Semiconductor Equipment	45,154,609

	Software – 0.6%

574,555	Synchronoss Technologies, Inc., (2)	9,192,880

	Specialty Retail – 1.2%

962,744	Express Inc., (2)	8,308,481

805,042	Kirkland’s, Inc., (2)	9,467,294
	Total Specialty Retail	17,775,775

	Technology Hardware, Storage & Peripherals – 0.7%

418,236	Super Micro Computer Inc., (2)	10,204,958

	Textiles, Apparel & Luxury Goods – 0.7%

306,982	Culp Inc.	9,854,122

	Thrifts & Mortgage Finance – 4.5%

600,378	Flagstar Bancorp Inc., (2)	17,555,053

1,611,551	Radian Group Inc.	27,202,981

421,127	WSFS Financial Corporation	19,877,194
	Total Thrifts & Mortgage Finance	64,635,228

	Water Utilities – 1.1%

436,273	California Water Service Group	15,574,946
	Total Long-Term Investments (cost $1,298,728,377)	1,397,115,487

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.0%

	Money Market Funds – 1.0%

13,608,050	First American Government Obligations Fund, Class X, 0.677%, (4), (5)	$13,608,050
	Total Investments Purchased with Collateral from Securities Lending (cost $13,608,050)	13,608,050

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.7%

	Money Market Funds – 1.7%

23,850,416	First American Treasury Obligations Fund, Class Z, 0.626%, (4)	$23,850,416
	Total Short-Term Investments (cost $23,850,416)	23,850,416
	Total Investments (cost $1,322,578,793) – 100.4%	1,434,573,953
	Other Assets Less Liabilities – (0.4)%	(6,378,313)
	Net Assets – 100%	$1,428,195,640

NUVEEN	35

Nuveen Small Cap Value Fund (continued)

Portfolio of Investments	April 30, 2017 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $12,863,269.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

36	NUVEEN

Statement of

Assets and Liabilities	April 30, 2017 (Unaudited)

	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $756,119,463, $90,861,927 and $1,298,728,377, respectively)	$1,056,864,226	$108,220,362	$1,397,115,487
Investments purchased with collateral from securities lending, at value (cost approximates value)	—	1,676,637	13,608,050
Short-term investments, at value (cost approximates value)	7,748,205	689,293	23,850,416
Receivable for:
Dividends	1,189,904	83,497	283,163
Due from broker	246	706	11,432
Interest	5,694	465	11,856
Investments sold	5,269,860	38,421	7,260,890
Shares sold	1,258,405	144,982	28,868,620
Other assets	97,823	32,910	96,295
Total assets	1,072,434,363	110,887,273	1,471,106,209
Liabilities
Payable for:
Collateral from securities lending program	—	1,676,637	13,608,050
Investments purchased	4,936,741	26,922	25,197,442
Shares redeemed	1,595,708	112,822	2,350,527
Accrued expenses:
Management fees	588,866	55,185	1,043,689
Directors fees	66,214	6,954	14,006
12b-1 distribution and service fees	106,793	16,571	122,569
Other	470,662	64,559	574,286
Total liabilities	7,764,984	1,959,650	42,910,569
Net assets	$1,064,669,379	$108,927,623	$1,428,195,640
Class A Shares
Net assets	$272,514,198	$37,910,420	$277,180,934
Shares outstanding	18,356,018	974,855	11,467,877
Net asset value (“NAV”) per share	$14.85	$38.89	$24.17
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$15.76	$41.26	$25.64
Class C Shares
Net assets	$43,284,065	$7,992,759	$61,975,940
Shares outstanding	2,963,861	215,749	3,012,256
NAV and offering price per share	$14.60	$37.05	$20.57
Class R3 Shares
Net assets	$35,123,358	$5,532,998	$40,655,705
Shares outstanding	2,375,690	143,355	1,719,462
NAV and offering price per share	$14.78	$38.60	$23.64
Class R6 Shares
Net assets	$50,906,974	$—	$41,266,812
Shares outstanding	3,374,627	—	1,651,973
NAV and offering price per share	$15.09	$—	$24.98
Class I Shares
Net assets	$662,840,784	$57,491,446	$1,007,116,249
Shares outstanding	44,135,954	1,474,416	40,279,439
NAV and offering price per share	$15.02	$38.99	$25.00
Net assets consist of:
Capital paid-in	$703,255,403	$88,563,534	$1,295,932,653
Undistributed (Over-distribution of) net investment income	(2,613,761)	351,779	899,347
Accumulated net realized gain (loss)	63,282,974	2,653,875	32,976,530
Net unrealized appreciation (depreciation)	300,744,763	17,358,435	98,387,110
Net assets	$1,064,669,379	$108,927,623	$1,428,195,640
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

NUVEEN	37

Statement of

Operations	Six Months Ended April 30, 2017 (Unaudited)

	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividend and interest income (net of tax withheld of $21,427, $946 and $7,158, respectively)	$12,911,110	$947,123	$8,350,145
Securities lending income, net	6,171	4,294	54,688
Total investment income	12,917,281	951,417	8,404,833
Expenses
Management fees	3,574,543	429,084	4,082,303
12b-1 service fees – Class A Shares	341,365	46,558	313,544
12b-1 distribution and service fees – Class C Shares	219,606	38,303	226,760
12b-1 distribution and service fees – Class R3 Shares	86,309	13,645	91,939
Shareholder servicing agent fees	597,883	72,164	760,731
Custodian fees	54,007	7,884	45,223
Directors fees	16,576	1,668	16,524
Professional fees	39,061	16,906	40,612
Shareholder reporting expenses	34,741	10,398	103,591
Federal and state registration fees	47,041	35,541	165,026
Other	8,092	1,803	3,789
Total expenses before fee waiver/expense reimbursement	5,019,224	673,954	5,850,042
Fee waiver/expense reimbursement	—	(81,694)	(129,012)
Net expenses	5,019,224	592,260	5,721,030
Net investment income (loss)	7,898,057	359,157	2,683,803
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	65,710,698	2,709,990	33,327,432
Change in net unrealized appreciation (depreciation) of investments and foreign currency	67,814,996	11,100,292	74,161,441
Net realized and unrealized gain (loss)	133,525,694	13,810,282	107,488,873
Net increase (decrease) in net assets from operations	$141,423,751	$14,169,439	$110,172,676

See accompanying notes to financial statements.

38	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	Dividend Value
	Six Months Ended 4/30/17	Year Ended 10/31/16
Operations
Net investment income (loss)	$7,898,057	$21,410,362
Net realized gain (loss) from investments and foreign currency	65,710,698	162,436,627
Change in net unrealized appreciation (depreciation) of investments and foreign currency	67,814,996	(129,987,502)
Net increase (decrease) in net assets from operations	141,423,751	53,859,487
Distributions to Shareholders
From net investment income:
Class A Shares	(2,576,522)	(5,715,430)
Class C Shares	(232,391)	(612,225)
Class R3 Shares	(325,212)	(624,815)
Class R6 Shares	(536,718)	(1,227,231)
Class I Shares	(6,911,598)	(17,539,508)
From accumulated net realized gains:
Class A Shares	(36,774,373)	(21,268,193)
Class C Shares	(5,988,084)	(3,676,882)
Class R3 Shares	(4,635,129)	(2,990,313)
Class R6 Shares	(6,919,343)	(4,000,310)
Class I Shares	(89,943,645)	(61,767,745)
Decrease in net assets from distributions to shareholders	(154,843,015)	(119,422,652)
Fund Share Transactions
Proceeds from sale of shares	117,693,101	119,078,342
Proceeds from shares issued to shareholders due to reinvestment of distributions	121,684,937	83,621,803
	239,378,038	202,700,145
Cost of shares redeemed	(201,157,120)	(490,421,841)
Net increase (decrease) in net assets from Fund share transactions	38,220,918	(287,721,696)
Net increase (decrease) in net assets	24,801,654	(353,284,861)
Net assets at the beginning of period	1,039,867,725	1,393,152,586
Net assets at the end of period	$1,064,669,379	$1,039,867,725
Undistributed (Over-distribution of) net investment income at the end of period	$(2,613,761)	$70,623

See accompanying notes to financial statements.

NUVEEN	39

Statement of Changes in Net Assets (Unaudited) (continued)

	Mid Cap Value		Small Cap Value
	Six Months Ended 4/30/17	Year Ended 10/31/16	Six Months Ended 4/30/17	Year Ended 10/31/16
Operations
Net investment income (loss)	$359,157	$995,101	$2,683,803	$2,704,701
Net realized gain (loss) from investments and foreign currency	2,709,990	3,430,012	33,327,432	18,233,821
Change in net unrealized appreciation (depreciation) of investments and foreign currency	11,100,292	(1,529,551)	74,161,441	5,372,607
Net increase (decrease) in net assets from operations	14,169,439	2,895,562	110,172,676	26,311,129
Distributions to Shareholders
From net investment income:
Class A Shares	(315,526)	(97,894)	(919,855)	(28,208)
Class C Shares	(11,958)	—	—	—
Class R3 Shares	(34,019)	(822)	(63,889)	—
Class R6 Shares[1]	—	—	(140,387)	—
Class I Shares	(617,928)	(341,526)	(3,306,782)	(375,766)
From accumulated net realized gains:
Class A Shares	(979,412)	(1,108,462)	(4,635,282)	(862,983)
Class C Shares	(208,497)	(233,340)	(896,363)	(124,053)
Class R3 Shares	(147,970)	(188,365)	(729,502)	(232,444)
Class R6 Shares[1]	—	—	(448,217)	(1,795)
Class I Shares	(1,529,158)	(2,009,699)	(10,583,472)	(1,680,323)
Decrease in net assets from distributions to shareholders	(3,844,468)	(3,980,108)	(21,723,749)	(3,305,572)
Fund Share Transactions
Proceeds from sale of shares	9,140,214	7,781,027	945,385,216	557,945,540
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,797,219	2,825,124	17,976,778	2,834,177
	11,937,433	10,606,151	963,361,994	560,779,717
Cost of shares redeemed	(12,931,772)	(28,457,575)	(233,764,537)	(132,358,905)
Net increase (decrease) in net assets from Fund share transactions	(994,339)	(17,851,424)	729,597,457	428,420,812
Net increase (decrease) in net assets	9,330,632	(18,935,970)	818,046,384	451,426,369
Net assets at the beginning of period	99,596,991	118,532,961	610,149,256	158,722,887
Net assets at the end of period	$108,927,623	$99,596,991	$1,428,195,640	$610,149,256
Undistributed (Over-distribution of) net investment income at the end of period	$351,779	$972,053	$899,347	$2,646,457

1	Class R6 Shares for Small Cap Value were established on June 30, 2016.

See accompanying notes to financial statements.

40	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	41

Financial

Highlights (Unaudited)

Dividend Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2017(f)	$15.12	$0.10	$1.93	$2.03	$(0.13)	$(2.17)	$(2.30)	$14.85
2016	15.81	0.25	0.48	0.73	(0.30)	(1.12)	(1.42)	15.12
2015	17.44	0.28	(0.44)	(0.16)	(0.34)	(1.13)	(1.47)	15.81
2014	17.79	0.37	1.36	1.73	(0.38)	(1.70)	(2.08)	17.44
2013	14.60	0.30	3.59	3.89	(0.30)	(0.40)	(0.70)	17.79
2012	13.05	0.27	1.59	1.86	(0.31)	—	(0.31)	14.60
Class C (2/99)
2017(f)	14.90	0.04	1.91	1.95	(0.08)	(2.17)	(2.25)	14.60
2016	15.60	0.14	0.47	0.61	(0.19)	(1.12)	(1.31)	14.90
2015	17.23	0.16	(0.44)	(0.28)	(0.22)	(1.13)	(1.35)	15.60
2014	17.59	0.24	1.34	1.58	(0.24)	(1.70)	(1.94)	17.23
2013	14.42	0.18	3.57	3.75	(0.18)	(0.40)	(0.58)	17.59
2012	12.92	0.17	1.54	1.71	(0.21)	—	(0.21)	14.42
Class R3 (9/01)
2017(f)	15.08	0.08	1.92	2.00	(0.13)	(2.17)	(2.30)	14.78
2016	15.77	0.22	0.47	0.69	(0.26)	(1.12)	(1.38)	15.08
2015	17.41	0.24	(0.45)	(0.21)	(0.30)	(1.13)	(1.43)	15.77
2014	17.75	0.33	1.36	1.69	(0.33)	(1.70)	(2.03)	17.41
2013	14.58	0.26	3.57	3.83	(0.26)	(0.40)	(0.66)	17.75
2012	13.03	0.24	1.59	1.83	(0.28)	—	(0.28)	14.58
Class R6 (2/13)
2017(f)	15.32	0.13	1.97	2.10	(0.16)	(2.17)	(2.33)	15.09
2016	15.99	0.30	0.49	0.79	(0.34)	(1.12)	(1.46)	15.32
2015	17.62	0.34	(0.45)	(0.11)	(0.39)	(1.13)	(1.52)	15.99
2014	17.93	0.43	1.38	1.81	(0.42)	(1.70)	(2.12)	17.62
2013(d)	15.36	0.22	2.60	2.82	(0.25)	—	(0.25)	17.93
Class I (8/94)
2017(f)	15.27	0.12	1.95	2.07	(0.15)	(2.17)	(2.32)	15.02
2016	15.95	0.29	0.49	0.78	(0.34)	(1.12)	(1.46)	15.27
2015	17.60	0.33	(0.46)	(0.13)	(0.39)	(1.13)	(1.52)	15.95
2014	17.93	0.42	1.37	1.79	(0.42)	(1.70)	(2.12)	17.60
2013	14.72	0.35	3.61	3.96	(0.35)	(0.40)	(0.75)	17.93
2012	13.16	0.31	1.60	1.91	(0.35)	—	(0.35)	14.72

42	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

13.98%	$272,514	1.07	%*	1.35	%*	1.07	%*	1.35	%*	24%
5.33	259,457	1.14		1.69		1.14		1.69		67
(0.87)	310,055	1.15		1.72		1.15		1.72		53
10.78	371,703	1.15		2.19		1.15		2.19		27
27.72	384,226	1.13		1.88		1.12		1.89		44
14.31	273,317	1.16		1.95		1.16		1.95		24

13.54	43,284	1.83	*	0.60	*	1.83	*	0.60	*	24
4.46	43,097	1.89		0.94		1.89		0.94		67
(1.59)	53,507	1.90		0.98		1.90		0.98		53
10.01	65,366	1.90		1.43		1.90		1.43		27
26.95	59,753	1.88		1.09		1.87		1.10		44
13.29	29,234	1.91		1.21		1.91		1.21		24

13.80	35,123	1.32	*	1.08	*	1.32	*	1.08	*	24
5.01	31,758	1.39		1.49		1.39		1.49		67
(1.12)	42,618	1.40		1.45		1.40		1.45		53
10.59	48,476	1.40		1.92		1.40		1.92		27
27.30	38,589	1.38		1.61		1.37		1.62		44
14.13	21,649	1.41		1.70		1.41		1.70		24

14.23	50,907	0.72	*	1.70	*	0.72	*	1.70	*	24
5.63	50,588	0.79		2.04		0.79		2.04		67
(0.51)	56,123	0.81		2.03		0.81		2.03		53
11.23	62,309	0.81		2.52		0.81		2.52		27
18.52	67,620	0.80	*	1.98	*	0.80	*	1.98	*	44

14.13	662,841	0.83	*	1.60	*	0.83	*	1.60	*	24
5.56	654,967	0.89		1.95		0.89		1.95		67
(0.64)	930,850	0.90		1.99		0.90		1.99		53
11.11	1,178,972	0.90		2.42		0.90		2.42		27
27.96	1,151,408	0.88		2.16		0.87		2.16		44
14.65	1,072,335	0.91		2.23		0.91		2.23		24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	43

Financial Highlights (Unaudited) (continued)

Mid Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2017(e)	$35.23	$0.11	$4.89	$5.00	$(0.32)	$(1.02)	$(1.34)	$38.89
2016	35.39	0.30	0.72	1.02	(0.09)	(1.09)	(1.18)	35.23
2015	35.37	0.10	0.22	0.32	(0.30)	—	(0.30)	35.39
2014	31.00	0.23	4.30	4.53	(0.16)	—	(0.16)	35.37
2013	23.22	0.12	7.91	8.03	(0.25)	—	(0.25)	31.00
2012	21.83	0.18	1.35	1.53	(0.14)	—	(0.14)	23.22
Class C (2/99)
2017(e)	33.50	(0.03)	4.66	4.63	(0.06)	(1.02)	(1.08)	37.05
2016	33.86	0.04	0.69	0.73	—	(1.09)	(1.09)	33.50
2015	33.86	(0.16)	0.20	0.04	(0.04)	—	(0.04)	33.86
2014	29.76	(0.02)	4.12	4.10	—	—	—	33.86
2013	22.29	(0.08)	7.62	7.54	(0.07)	—	(0.07)	29.76
2012	20.99	0.01	1.29	1.30	—	—	—	22.29
Class R3 (9/01)
2017(e)	34.94	0.07	4.84	4.91	(0.23)	(1.02)	(1.25)	38.60
2016	35.17	0.21	0.65	0.86	—	(1.09)	(1.09)	34.94
2015	35.15	0.02	0.21	0.23	(0.21)	—	(0.21)	35.17
2014	30.82	0.15	4.27	4.42	(0.09)	—	(0.09)	35.15
2013	23.08	0.06	7.87	7.93	(0.19)	—	(0.19)	30.82
2012	21.70	0.12	1.33	1.45	(0.07)	—	(0.07)	23.08
Class I (2/94)
2017(e)	35.36	0.16	4.90	5.06	(0.41)	(1.02)	(1.43)	38.99
2016	35.52	0.38	0.73	1.11	(0.18)	(1.09)	(1.27)	35.36
2015	35.50	0.20	0.20	0.40	(0.38)	—	(0.38)	35.52
2014	31.10	0.32	4.31	4.63	(0.23)	—	(0.23)	35.50
2013	23.29	0.19	7.93	8.12	(0.31)	—	(0.31)	31.10
2012	21.99	0.24	1.33	1.57	(0.27)	—	(0.27)	23.29

44	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

14.34%	$37,910	1.32	%*	0.45%*	1.17	%*	0.60	%*	19%
3.12	34,230	1.39		0.73	1.26		0.86		44
0.89	36,378	1.41		0.20	1.32		0.29		111
14.65	39,858	1.42		0.61	1.34		0.69		127
34.93	35,719	1.39		0.40	1.33		0.45		118
7.03	35,633	1.49		0.58	1.28		0.79		140

13.93	7,993	2.07	*	(0.30)*	1.92	*	(0.15	)*	19
2.32	6,529	2.14		(0.02)	2.01		0.11		44
0.15	7,379	2.16		(0.55)	2.07		(0.46)		111
13.78	8,066	2.17		(0.14)	2.09		(0.06)		127
33.94	8,042	2.14		(0.35)	2.08		(0.29)		118
6.19	7,855	2.24		(0.17)	2.02		0.05		140

14.20	5,533	1.57	*	0.22 *	1.42	*	0.37	*	19
2.86	5,206	1.64		0.48	1.51		0.61		44
0.65	6,942	1.66		(0.04)	1.57		0.05		111
14.35	8,401	1.67		0.37	1.59		0.46		127
34.63	8,401	1.64		0.16	1.58		0.22		118
6.70	9,576	1.74		0.31	1.53		0.52		140

14.47	57,491	1.07	*	0.70 *	0.92	*	0.85	*	19
3.38	53,631	1.14		0.98	1.01		1.11		44
1.12	67,834	1.16		0.46	1.07		0.55		111
14.95	75,981	1.17		0.86	1.09		0.94		127
35.29	90,212	1.13		0.66	1.08		0.71		118
7.23	106,276	1.24		0.82	1.03		1.03		140

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2017.
*	Annualized

See accompanying notes to financial statements.

NUVEEN	45

Financial Highlights (Unaudited) (continued)

Small Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/94)
2017(f)	$20.98	$0.05	$3.74	$3.79	$(0.09)	$(0.51)	$(0.60)	$24.17
2016	19.95	0.14	1.20	1.34	(0.01)	(0.30)	(0.31)	20.98
2015	18.55	0.07	1.40	1.47	(0.07)	—	(0.07)	19.95
2014	16.98	0.05	1.58	1.63	(0.06)	—	(0.06)	18.55
2013	12.63	0.06	4.34	4.40	(0.05)	—	(0.05)	16.98
2012	11.30	0.05	1.28	1.33	—	—	—	12.63
Class C (2/99)
2017(f)	17.92	(0.04)	3.20	3.16	—	(0.51)	(0.51)	20.57
2016	17.20	(0.01)	1.03	1.02	—	(0.30)	(0.30)	17.92
2015	16.06	(0.07)	1.21	1.14	—	—	—	17.20
2014	14.76	(0.07)	1.37	1.30	—	—	—	16.06
2013	11.02	(0.05)	3.79	3.74	—	—	—	14.76
2012	9.93	(0.04)	1.13	1.09	—	—	—	11.02
Class R3 (9/01)
2017(f)	20.51	0.02	3.66	3.68	(0.04)	(0.51)	(0.55)	23.64
2016	19.56	0.09	1.16	1.25	—	(0.30)	(0.30)	20.51
2015	18.19	0.02	1.38	1.40	(0.03)	—	(0.03)	19.56
2014	16.65	0.01	1.55	1.56	(0.02)	—	(0.02)	18.19
2013	12.39	0.01	4.27	4.28	(0.02)	—	(0.02)	16.65
2012	11.11	0.02	1.26	1.28	—	—	—	12.39
Class R6 (6/16)
2017(f)	21.71	0.09	3.85	3.94	(0.16)	(0.51)	(0.67)	24.98
2016(d)	21.08	0.07	0.56	0.63	—	— *	— *	21.71
Class I (8/94)
2017(f)	21.70	0.08	3.88	3.96	(0.15)	(0.51)	(0.66)	25.00
2016	20.63	0.19	1.24	1.43	(0.06)	(0.30)	(0.36)	21.70
2015	19.18	0.12	1.45	1.57	(0.12)	—	(0.12)	20.63
2014	17.55	0.10	1.63	1.73	(0.10)	—	(0.10)	19.18
2013	13.06	0.10	4.48	4.58	(0.09)	—	(0.09)	17.55
2012	11.65	0.08	1.33	1.41	—	—	—	13.06

46	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

18.08%	$277,181	1.26	%**	0.39	%**	1.23	%**	0.41	%**	18%
6.85	167,840	1.34		0.65		1.30		0.68		40
7.95	48,656	1.40		0.32		1.39		0.34		49
9.61	44,739	1.47		0.25		1.43		0.28		55
34.98	45,225	1.47		0.37		1.46		0.38		56
11.77	32,208	1.58		0.26		1.46		0.39		46

17.62	61,976	2.01	**	(0.39	)**	1.98	**	(0.37	)**	18
6.08	26,815	2.09		(0.11)		2.05		(0.08)		40
7.10	4,507	2.15		(0.44)		2.14		(0.42)		49
8.81	3,008	2.21		(0.51)		2.18		(0.48)		55
33.94	3,297	2.22		(0.43)		2.20		(0.42)		56
10.98	1,367	2.34		(0.47)		2.21		(0.34)		46

17.95	40,656	1.51	**	0.15	**	1.48	**	0.17	**	18
6.58	26,510	1.59		0.43		1.56		0.46		40
7.62	14,516	1.65		0.07		1.64		0.09		49
9.38	11,530	1.72		0.01		1.68		0.04		55
34.59	8,549	1.72		0.06		1.71		0.07		56
11.52	2,653	1.83		0.01		1.71		0.14		46

18.15	41,267	0.87	**	0.74	**	0.84	**	0.76	**	18
3.00	19,967	0.89	**	0.85	**	0.83	**	0.91	**	40

18.24	1,007,116	1.01	**	0.60	**	0.98	**	0.62	**	18
7.09	369,016	1.09		0.90		1.05		0.93		40
8.22	91,044	1.15		0.58		1.14		0.59		49
9.89	71,521	1.22		0.51		1.18		0.54		55
35.34	48,281	1.22		0.64		1.21		0.65		56
12.02	41,444	1.34		0.53		1.21		0.66		46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2017.
*	Round to less than $(0.01).
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	47

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is April 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Dividend Value’s investment objective is long-term growth of capital and income while Mid Cap Value’s and Small Cap Value’s is capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services - Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually (except for Dividend Value, which are declared and distributed to shareholders quarterly). Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

48	NUVEEN

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors (the “Board”) has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

NUVEEN	49

Notes to Financial Statements (Unaudited) (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,056,864,226	$—	$—	$1,056,864,226
Short-Term Investments:
Money Market Funds	7,748,205	—	—	7,748,205
Total	$1,064,612,431	$—	$—	$1,064,612,431

Mid Cap Value
Long-Term Investments*:
Common Stocks	$108,220,362	$—	$—	$108,220,362
Investments Purchased with Collateral from Securities Lending	1,676,637	—	—	1,676,637
Short-Term Investments:
Money Market Funds	689,293	—	—	689,293
Total	$110,586,292	$—	$—	$110,586,292

Small Cap Value
Long-Term Investments*:
Common Stocks	$1,397,115,487	$—	$—	$1,397,115,487
Investments Purchased with Collateral from Securities Lending	13,608,050	—	—	13,608,050
Short-Term Investments:
Money Market Funds	23,850,416	—	—	23,850,416
Total	$1,434,573,953	$—	$—	$1,434,573,953
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as

50	NUVEEN

approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Each Fund also has the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the

NUVEEN	51

Notes to Financial Statements (Unaudited) (continued)

collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, if any, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Mid Cap Value	Common Stocks	$1,594,392	$(1,594,392)	$—
Small Cap Value	Common Stocks	12,863,269	(12,863,269)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Securities lending fees paid	$—	$—	$727

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

52	NUVEEN

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 4/30/17		Year Ended 10/31/16
Dividend Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,616,571	$39,030,674	1,572,170	$22,788,334
Class C	274,521	4,043,288	289,723	4,143,968
Class R3	325,383	4,869,296	693,375	10,154,053
Class R6	65,293	986,676	128,155	1,947,541
Class I	4,551,857	68,763,167	5,566,055	80,044,446
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,466,207	35,752,907	1,707,600	24,563,216
Class C	388,283	5,531,197	257,721	3,645,391
Class R3	307,729	4,445,024	231,787	3,321,566
Class R6	491,766	7,242,716	335,499	4,890,404
Class I	4,684,816	68,713,093	3,247,650	47,201,226
	16,172,426	239,378,038	14,029,735	202,700,145
Shares redeemed:
Class A	(3,889,405)	(57,892,335)	(5,734,596)	(84,348,161)
Class C	(590,865)	(8,793,483)	(1,085,823)	(15,727,843)
Class R3	(363,287)	(5,370,617)	(1,521,725)	(21,265,869)
Class R6	(484,031)	(7,437,706)	(672,355)	(10,064,804)
Class I	(7,992,161)	(121,662,979)	(24,271,877)	(359,015,164)
	(13,319,749)	(201,157,120)	(33,286,376)	(490,421,841)
Net increase (decrease)	2,852,677	$38,220,918	(19,256,641)	$(287,721,696)

	Six Months Ended 4/30/17		Year Ended 10/31/16
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	101,162	$3,882,969	88,646	$3,059,697
Class C	33,990	1,227,715	14,254	466,345
Class R3	20,592	784,535	22,389	762,436
Class I	84,482	3,244,995	101,924	3,492,549
Shares issued to shareholders due to reinvestment of distributions:
Class A	34,180	1,283,003	36,041	1,194,339
Class C	5,839	208,494	6,925	218,837
Class R3	4,887	181,989	6,105	189,187
Class I	29,825	1,123,733	36,761	1,222,761
	314,957	11,937,433	313,045	10,606,151
Shares redeemed:
Class A	(132,085)	(5,063,138)	(180,926)	(6,252,400)
Class C	(18,976)	(692,082)	(44,182)	(1,437,273)
Class R3	(31,131)	(1,187,451)	(76,866)	(2,620,398)
Class I	(156,600)	(5,989,101)	(531,537)	(18,147,504)
	(338,792)	(12,931,772)	(833,511)	(28,457,575)
Net increase (decrease)	(23,835)	$(994,339)	(520,466)	$(17,851,424)

NUVEEN	53

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 4/30/17		Year Ended 10/31/16
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,709,079	$187,270,637	7,471,151	$150,782,821
Class C	1,716,072	35,509,239	1,339,465	22,885,502
Class R3	751,179	17,734,870	904,344	17,949,703
Class R6[1]	942,525	23,476,944	7,991	176,784
Class R6[1] – exchanges	—	—	997,294	21,022,961
Class I	27,162,977	681,393,526	16,536,967	345,127,769
Shares issued to shareholders due to reinvestment of distributions:
Class A	208,118	5,080,399	45,734	876,042
Class C	38,954	807,521	6,655	109,586
Class R3	28,763	685,693	11,775	220,805
Class R6[1]	23,271	588,604	82	1,795
Class I	427,849	10,814,561	81,896	1,625,949
	39,008,787	963,361,994	27,403,354	560,779,717
Shares redeemed:
Class A	(4,450,422)	(107,007,565)	(1,954,548)	(38,629,027)
Class C	(239,346)	(4,919,061)	(111,496)	(1,869,261)
Class R3	(352,764)	(8,300,228)	(366,010)	(7,024,234)
Class R6[1]	(233,462)	(5,761,687)	(85,728)	(1,905,002)
Class I	(4,315,081)	(107,775,996)	(3,030,624)	(61,908,420)
Class I – exchanges	—	—	(997,294)	(21,022,961)
	(9,591,075)	(233,764,537)	(6,545,700)	(132,358,905)
Net increase (decrease)	29,417,712	$729,597,457	20,857,654	$428,420,812
[1]	Class R6 Shares were established on June 30, 2016.

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$256,496,901	$20,703,775	$873,031,408
Sales	372,246,825	25,607,883	181,254,395

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

54	NUVEEN

As of April 30, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Cost of investments	$766,283,630	$93,277,876	$1,336,529,734
Gross unrealized:
Appreciation	$306,346,886	$19,575,599	$145,799,658
Depreciation	(8,018,085)	(2,267,183)	(47,755,439)
Net unrealized appreciation (depreciation) of investments	$298,328,801	$17,308,416	$98,044,219

Permanent differences, primarily due to the federal taxes paid, foreign currency transactions, tax equalization, investments in partnerships and distribution reallocations, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2016, the Funds’ last tax year end, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Capital paid-in	$14,280,958	$429,256	$1,217,707
Undistributed (Over-distribution of) net investment income	(368,613)	(58)	306
Accumulated net realized gain (loss)	(13,912,345)	(429,198)	(1,218,013)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2016, the Funds’ last tax year end, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$131,254	$978,378	$12,736,950
Undistributed net long-term capital gains	144,248,800	2,858,930	7,196,233
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2016, was designated for purposes of the dividends paid deduction as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[2]	$25,719,209	$440,300	$403,881
Distributions from net long-term capital gains	93,703,442	3,539,808	2,901,691
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gain, if any.

As of October 31, 2016, the Funds’ last tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains.

During the Funds’ last tax year ended October 31, 2016, Dividend Value utilized $4,135,445 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.4875	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For net assets over $2 billion	0.4250	0.5250	0.5750

NUVEEN	55

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2017, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee
Dividend Value	0.1993%
Mid Cap Value	0.2000
Small Cap Value	0.1635

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring February 28, 2018 may be terminated or modified prior to that date only with the approval of the Board.

Fund	Expense Cap		Expense Cap Expiration Date
Mid Cap Value	0.92%		February 28, 2018
Small Cap Value	1.02	*	February 28, 2018
*	Effective June 1, 2017 (subsequent to the close of the reporting period), the Fund’s Expense Cap is 0.99% and will expire on July 31, 2019.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected	$93,885	$33,767	$820,410
Paid to financial intermediaries	82,843	29,764	721,668

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for pro-viding services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances	$11,342	$6,693	$342,891

56	NUVEEN

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained	$10,996	$3,567	$157,899

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained	$2,756	$1,307	$7,831

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

10. Subsequent Events

Management Fees

Effective June 1, 2017, the Adviser has agreed to waive fees and/or reimburse expenses of Small Cap Value through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to July 31, 2019 only with the approval of the Board.

During May 2017, the Board approved a change to each Fund’s annual Fund-level management fee schedule, which will become effective on August 1, 2017.

NUVEEN	57

Notes to Financial Statements (Unaudited) (continued)

Effective August 1, 2017 the annual Fund-level fee, payable monthly, for each Fund will be calculated according to the following schedules:

Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.4875	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For the next $3 billion	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4000	0.5000	0.5500
For the next $2.5 billion	0.3875	0.4875	0.5375
For net assets of $10 billion and greater	0.3750	0.4750	0.5250

58	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive,

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	59

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

60	NUVEEN

Notes

NUVEEN	61

Notes

62	NUVEEN

Notes

NUVEEN	63

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FSTK-0417P        184327-INV-B-06/18

Mutual Funds
Nuveen Equity Funds

Semi-Annual Report April 30, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Large Cap Growth Opportunities Fund	FRGWX	FAWCX	FLCYX	FLCFX	FIGWX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	FMPFX	FIMPX

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Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE
or

Table
of Contents

NUVEEN      3

Chairman’s Letter
to Shareholders
Dear Shareholders,
Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news and earnings growth, inflation is ticking higher and interest rates are higher amid the Federal Reserve (Fed) rate hikes.
The Trump administration's early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House's pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected. Additionally, Brexit negotiations in the U.K. face new uncertainties in light of the reshuffling of Parliament following the June snap election.
Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted a series of interest rate hikes in December 2016, March 2017 and June 2017, a vote of confidence that its employment and inflation targets are generally on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and triggered the U.K.’s Brexit remained in the minority during both March's Dutch general election and May's French presidential election, easing the political uncertainty surrounding Germany’s elections later this year.
In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.
Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
June 23, 2017

4      NUVEEN

Portfolio Managers’
Comments
Nuveen Large Cap Growth Opportunities Fund
Nuveen Mid Cap Growth Opportunities Fund
Nuveen Small Cap Growth Opportunities Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC.
David Chalupnik, CFA, has been the portfolio manager of the Nuveen Large Cap Growth Opportunities Fund since 2015. Harold (Hal) Goldstein has served as a portfolio manager for the Fund since 2002. Effective November 8, 2016, Scott Mullinix, CFA, is no longer a portfolio manager on the Fund.
Effective April 13, 2017, the Board of Directors/Trustees of Nuveen Investment Funds, Inc. and Nuveen Investment Trust approved the reorganization of Nuveen Large Cap Growth Opportunities Fund into Nuveen Large Cap Growth Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen Large Cap Growth Opportunities Fund.
James (Jim) Diedrich, CFA, has been the portfolio manager of the Nuveen Mid Cap Growth Opportunities Fund since 2006. Harold (Hal) Goldstein has served as a portfolio manager for the Fund since 2005. Effective November 8, 2016, Scott Mullinix, CFA, is no longer a portfolio manager on the Fund.
Jon Loth, CFA, has been a portfolio manager for the Nuveen Small Cap Growth Opportunities Fund since 2007. Effective November 8, 2016, Rob McDougall, CFA, is no longer a portfolio manager on the Fund.
On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2017.
Nuveen Large Cap Growth Opportunities Fund
How did the Fund perform during the six-month reporting period ended April 30, 2017?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended April 30, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.
The Fund’s outperformance versus its benchmarks was the result of stock selection, which was particularly strong in the consumer discretionary, telecommunication services, materials and industrials sectors. Underweight positions in two of the weaker performing sectors in the Russell 1000® Growth benchmark, consumer staples and real estate investment trusts (REITs), also helped relative returns.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN      5

Portfolio Managers’ Comments (continued)
Fund performance was hindered by an overweight position in energy, the only sector in the Russell 1000® Growth Index to record negative returns during the reporting period. Stock selection was also weak in the consumer staples sector.
The Fund benefited the most from strong stock selection in consumer discretionary, the second best performing sector within the benchmark during the reporting period gaining more than 18%. Our leading contributor in the sector was Wynn Resorts Limited, the operator of luxury casino and resort properties in the U.S., Macau and Cotai. During the reporting period, the company reported solid earnings from its newly opened Wynn Palace in its earnings report. Earnings from properties in the Chinese gaming enclave of Macau were especially strong, exceeding Wall Street estimates, while gaming volumes were higher than expected. We believe several catalysts remain for Wynn Resorts, including ongoing improvements in VIP gaming and the continued trend of positive data from Las Vegas and Macau, which should provide for upward earnings revisions. On the heels of a long running anti-corruption campaign in China, we believe this high quality company is best positioned to benefit from stabilization in the Macau and Cotai regions. The internet related area of the discretionary sector also saw strong gains, including our position in online discount travel giant Priceline Group Inc. Shares hit an all-time high during the reporting period after the company reported that both sales and profits beat expectations in the fourth quarter, helping it edge out rivals such as Expedia. Priceline continues to make acquisitions to build out its online and international travel presence, most recently announcing plans to purchase European travel search engine Momondo, owner of Cheapflights. The company has been able to successfully shrug off concerns about a potential slowdown in global travel due to the sluggish global economy, Brexit and other geopolitical issues that weighed on its shares in early 2016.
Results in the materials sector were led by a position in global paint and coatings manufacturer and distributor Sherwin-Williams Company. The company’s branded products are sold exclusively through a chain of more than 4,000 company-operated stores, while its other brands are sold by a wide variety of leading mass merchandisers, home centers, hardware stores and automotive retailers. Sherwin-Williams reported strong earnings and accelerating same store sales helped by a strong housing and commercial real estate market cycle. The company has also consistently gained market share across North America, while exhibiting pricing power. Our outlook for the company remains favorable given the potential synergies from the Valspar acquisition, the ongoing recovery in U.S. housing, and the emerging recovery in the commercial repaint market.
In the industrial sector, transportation logistics company J.B. Hunt Transport Services, Inc. benefited from the improving economic backdrop. The company operates the largest intermodal shipping service in the U.S., using its own containers and multiple modes of transportation including rail, ships and trucks to efficiently move freight for its customers. We repurchased this stock in early November 2016 and it performed well during the industrial rebound following the presidential election. Although volumes and pricing hadn’t picked up, the industry saw signs of rail traffic improvement, which was viewed as a leading indicator for improvement in the other areas. With this indicator signaling a possible upturn in the market, investors gravitated toward this company with high market share and a low valuation. After J.B. Hunt shares reached our valuation target, we sold the Fund’s position.
Although the overall contribution from information technology was only modestly positive for the reporting period, the sector was home to one significant standout. Lam Research Corporation, a manufacturer and servicer of wafer processing semiconductor manufacturing equipment, reported modest upside to fourth quarter 2016 and first quarter 2017 results. Revenues came in slightly ahead of consensus estimates, while earnings per share were ahead of expectations. The industry is in the middle stages of many inflection points as the fabrication of smaller devices becomes more complex at each technology node. The company’s cash levels remain high with a recent announcement of a share buyback as a means of returning capital to shareholders. Our outlook for Lam Research remains positive due to the company’s expectation for a continued strong spending environment in 2018.
In the health care sector, the Fund benefited from a position in Vertex Pharmaceuticals Inc., a biotechnology company predominantly focused on treatments for cystic fibrosis (CF). The company originally developed Kalydeco, which treated a portion of CF sufferers, and subsequently combined the drug with another molecule to form Orkambi, which allowed it to treat a broader set of patients. However, the second treatment had drawbacks because certain patients could not tolerate the drug. During the reporting period, Vertex Pharmaceuticals presented strong data from the late-stage trial of another combination therapy that it hopes will offer a more effective and better tolerated option for CF patients. If approved by the U.S. Food and Drug Administration, the new combination therapy would broadly expand the company’s addressable CF market.
The main detractor for the Fund was an overweight position in the energy sector. Energy was the worst performing area of the Russell 1000® Growth Index during the reporting period, falling more than 4% on the back of lower oil prices. Late in 2016, we believed exploration and production (E&P) companies would benefit from an improved outlook for oil pricing and supply based on the production cut agreement by the Organization of the Petroleum Exporting Countries (OPEC). Therefore, we added to the Fund’s growth-oriented
6      NUVEEN

E&P exposure with new positions in Parsley Energy Inc. and Concho Resources Inc. as well as a slight increase to our existing position in Pioneer Natural Resources. However, as the reporting period progressed, oil prices dropped based on news that U.S. crude inventories were rising faster than expected due to a revival among shale producers, which pressured the shares of E&P companies.
In consumer staples, the favorable impact of the Fund’s underweight was offset by positions in two beverage producers and distributors, Constellation Brands Inc. (beer, wine and spirits) and Monster Beverage Corporation (energy drinks). With Constellation Brands, investors perceived that its above industry growth rate in beer volumes might slow, especially in light of President Trump administration’s immigration stance since the company specializes in brands such as Corona and Modelo. In the case of Monster Beverage, the company displayed modest growth deceleration in its fiscal third-quarter report issued in early November and the shares subsequently fell. We sold both positions in part because of the disappointments and also due to portfolio repositioning.
Finally, the financial sector was home to one laggard of note, online brokerage service provider TD Ameritrade Holding Corporation. The company posted an in-line earnings report, but saw its shares decline after commission forecasts were cut across the industry for the first time in many years. Although we continued to believe online brokerage firms were well positioned to benefit from the potential for higher interest rates, increased volatility and elevated trading activity, we thought TD Ameritrade would be more negatively impacted by the new commission structure. Therefore, we sold the stock and replaced it with a position in Charles Schwab.
Nuveen Mid Cap Growth Opportunities Fund
How did the Fund perform during the twelve-month reporting period ended April 30, 2017?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended April 30, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell Midcap® Growth Index and the Lipper Multi-Cap Growth Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations between approximately $1.6 billion and $28.1 billion at the time of purchase. We start by identifying what we believe are exceptional growth companies with open ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.
The Fund’s underperformance versus its benchmarks was primarily the result of stock selection, particularly in the financial and industrials sectors. Performance was aided by an overweight position in financials, the second strongest performing sector in the Russell Midcap® Growth benchmark, and an underweight position in consumer staples. Also, stock selection was favorable in the consumer discretionary, information technology and consumer staples sectors during this reporting period.
The main detractor in the financial sector was a position in online brokerage service provider TD Ameritrade Holding Corporation. The company posted an in-line earnings report, but saw its shares decline after commission forecasts were cut across the industry for the first time in many years. We believe TD Ameritrade is still well positioned to benefit from higher interest rates, increased volatility and trading activity. In addition, we expect the company’s acquisition of Scottrade Financial Services will be accretive to earnings over the coming year. Therefore, we continued to hold the stock in the Fund.
In the industrials sector, our position in Acuity Brands Inc., the market share leader in the North American non-residential lighting fixture market, was weak during the reporting period. The company represents a rare growth story in the industrial sector as it benefits from secular growth (shift to LED and energy efficient lighting) and cyclical growth (increases in non-residential construction markets). During the reporting period, Acuity reported difficult results with lower-than-expected revenue and margins for the second quarter in a row, causing us to sell our position.
Following the post-election rally, the energy sector faced several headwinds since the beginning of 2017 including the lack of progress in decreasing the global inventory glut, despite a production cut agreement by the Organization of the Petroleum Exporting Countries (OPEC) in November 2016. U.S. crude inventories have risen faster than expected due to a revival among shale producers. While re
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Portfolio Managers’ Comments (continued)
ducing the oversupply is taking some time, we are finally seeing a downward trend of oil imports into the United States. Consequently, fundamentals from both a macro and micro standpoint are slowly improving in the energy sector. The Fund’s position in exploration and production firm Parsley Energy Inc., which is focused in the prolific Permian Basin in Texas, did detract during the reporting period. Investors have been digesting the company’s recent acquisitions including additional acreage for its Midland portfolio and investments in the Delaware region to increase infrastructure needs. However, we believe Parsley Energy can continue to report strong well results and increase efficiencies to lower its cost of production and remain invested.
In the real estate investment trust (REIT) sector, a position in SBA Communications Corp. detracted during the reporting period because we sold it before the shares experienced the majority of their run-up. The company owns and operates around 26,000 towers and other equipment used for wireless providers primarily in the U.S. and Latin America. Because tower companies are often viewed as bond surrogates, which typically underperform in a higher rate environment, we sold our position in SBA Communications in November 2016 in favor of companies that would benefit from rising interest rates. However, tower companies continued to report strong funds from operations (FFO) and SBA Communications saw its shares advance strongly throughout the remainder of the reporting period.
The Fund benefited from strong stock selection in the consumer discretionary sector. Our leading contributor in the sector was Wynn Resorts Limited, the operator of luxury casino and resort properties in the U.S., Macau and Cotai. During the reporting period, the company reported solid earnings from its newly opened Wynn Palace in its earnings report. Earnings from properties in the Chinese gaming enclave of Macau were especially strong, exceeding Wall Street estimates, while gaming volumes were higher than expected. We believe several catalysts remain for Wynn Resorts, including ongoing improvements in VIP gaming and the continued trend of positive data from Las Vegas and Macau, which should provide for upward earnings revisions. On the heels of a long running anti-corruption campaign in China, we believe this high quality company is best positioned to benefit from stabilization in the Macau and Cotai regions.
The information technology sector was home to two significant standouts during the reporting period. The Fund experienced strong results from a position in LifeLock Inc., the provider of identity theft protection services for consumers and fraud and risk solutions for enterprises in the U.S. The company protects consumer subscribers through monitoring identity related events, such as new account openings and credit related applications, and enterprise customers by delivering on-demand identity risk and authentication information about consumers. In November 2016, LifeLock agreed to be purchased by Symantec Corporation in a deal worth $2.3 billion, forming the world’s largest digital safety platform. We sold the Fund’s shares after they reached our price target. Also, the Fund benefited from a position in Lam Research Corporation, a leading supplier of etch and single-wafer clean equipment for semiconductor manufacturing. Semiconductor capital expenditures have been higher than expected, leading to better earnings than expected for the company and for the semiconductor group as a whole. The industry is in the middle stages of many inflection points as the fabrication of smaller devices becomes more complex at each technology node. Also, the company’s cash levels remain high with a recent announcement of a share buyback as a means of returning capital to shareholders. Our outlook for Lam Research remains positive due to the company’s expectation for a continued strong spending environment in 2018. Also, the company has developed a highly efficient business model that it is now attempting to leverage beyond tech through new products and acquisitions.
In the consumer staples area, a position in the world’s second largest potato processor, Lamb Weston Holdings Inc., performed strongly for the Fund. The company, which was spun out of ConAgra in November 2016, supplies frozen French fries and other potato products primarily to large international fast food chains and food service distributors. Lamb Weston operates almost exclusively in the Pacific Northwest, where potato yields and quality are among the highest globally, giving the company a significant cost advantage versus its peers through lower input costs and reduced waste. Since its spinout, the company has reported strong earnings, leading to higher earnings per share estimates. Longer term, we expect Lamb Weston to benefit from the increased penetration of fast food companies and rising rates of urbanization in Asia.
Results in the materials sector were led by a position in global paint and coatings manufacturer and distributor Sherwin-Williams Company. The company’s branded products are sold exclusively through a chain of more than 4,000 company-operated stores, while its other brands are sold by a wide variety of leading mass merchandisers, home centers, hardware stores and automotive retailers. Sherwin-Williams reported strong earnings and accelerating same store sales helped by a strong housing and commercial real estate market cycle. The company has also consistently gained market share across North America, while exhibiting pricing power. Our outlook for Sherwin-Williams remains favorable given the potential synergies from its Valspar acquisition, the ongoing recovery in U.S. housing and the emerging recovery in the commercial repaint market.
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Fund results were mixed in health care, the strongest performing sector within the benchmark during the reporting period. On the positive side of the equation, the Fund benefited from a position in Accelerate Diagnostics Inc. The company has developed an antimicrobial susceptibility test called Pheno that will enable hospitals to more readily treat drug-resistant infections, while at the same time addressing the overuse of antibiotics. After an unexpected delay in 2016, Accelerate Diagnostics finally received Food and Drug Administration clearance to market its Pheno System and PhenoTest blood culture kit in the U.S. during the first quarter of 2017, causing its shares to advance strongly. We believe the company’s experienced management team has Accelerate Diagnostics well positioned to execute a successful commercial launch of the Pheno product and rapidly grow its user base with the large addressable market. Conversely, the Fund’s position in global medical device company C.R. Bard Inc. detracted during the reporting period. The company is focused on disease management primarily through its vascular, urology and oncology units. We sold our position in November 2016 in favor of several smaller companies with faster growth potential in the medical technology subsector. However, C.R. Bard’s shares advanced sharply in late April 2017 after the company agreed to merge with Becton, Dickinson and Co.
Despite the overall strength in the information technology area, the Fund’s results were hindered by a position in FleetCor Technologies Inc., a provider of customized payment card solutions to the small fleet operator market domestically and overseas. The company offers charge cards to fleet operators for its drivers to use for purchases, and returns detailed spending data back to the operators. We added this position in the second half of 2016 because we believed FleetCor had a long runway for growth by providing value added products that its customers cannot get for themselves, such as significant fuel and lodging savings. The company continues to expand geographically and is a market share gainer in a fragmented industry. However, its shares underperformed after the company issued a third-quarter 2016 earnings report that was below expectations in terms of revenue and organic growth. Then in March 2017, short sellers claimed FleetCor used aggressive business practices to boost late-fee revenue, causing shares to remain under pressure despite the company’s strong earnings and growth track in 2017. Because we believed these claims were not accurate, we continued to hold the stock.
Nuveen Small Cap Growth Opportunities Fund
How did the Fund perform during the twelve-month reporting period ended April 30, 2017?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended April 30, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital appreciation strategy by investing primarily in equity securities of smaller-sized companies with market capitalizations within the market capitalization range of approximately $103 million to $4.7 billion. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above-average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.
The Fund’s underperformance versus its benchmarks was primarily the result of stock selection issues in the information technology sector. A slight overweight in the energy sector was also a drag on results. Energy was the weakest performing sector in the benchmark, falling more than 10%, while all other sectors were in positive territory. Holdings in the consumer discretionary, industrials and financial sectors performed well.
In the information technology area, the most significant detractor was Synchronoss Technologies, Inc., which provides cloud management solutions for mobile carriers and mobility/identity management for enterprise clients. Shares sold off following the divestiture of the company’s declining cell phone activation business, coupled with a transformative acquisition of IntraLinks to solidify its position in the emerging enterprise segment. The IntraLinks deal closed in January 2017 and Synchronoss subsequently negatively pre-announced results for first quarter 2017, a rare event for a company with a relatively predictable subscription revenue model and a
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Portfolio Managers’ Comments (continued)
long track record of not missing expectations. We have retained our position for the time being as we await more details on the company’s future direction from the returning management team, but are monitoring these changes closely.
Shares of BroadSoft Inc., a software provider that enables voice and media over Internet Protocol-based networks, lagged during the reporting period despite reporting quarterly financial results that were largely in line with expectations. The weakness stemmed from declines in software sales to large telecommunications carriers as they attempt to balance legacy subscribers with new services. We continue to believe that telecommunications carriers will ultimately convert their old legacy phone systems to Internet Protocol and expect that Broadsoft’s orders should begin to accelerate later in 2017. Therefore, we have maintained our position. Also, the Fund experienced weakness from CommVault Systems Inc., a provider of data management software and services, despite the company’s solid December 2016 quarter financial results highlighted by better-than-expected revenues and operating margins. Shares retreated after management highlighted challenging margins over the next several quarters driven by foreign exchange impacts, softer service revenues and investments in the business that weighed on fiscal 2018 financial guidance. We continue to own the name as a play on data management and archiving, where we believe earnings comparisons should become more favorable, and as the switch from maintenance to license revenues takes hold. In addition, we saw disappointing results from SPS Commerce Inc., a provider of business-to-business solutions to connect retailers with suppliers. The company served up a disappointing outlook for 2017, which included a sales force restructuring that led us to exit the position. In the Internet software space, shares of Cornerstone OnDemand Inc., a leading provider of comprehensive learning and talent management solutions, drifted lower despite a strong fourth quarter 2016 financial report. The company delivered full-year revenue guidance for 2017 that was slightly below expectations based on softness among mid-market customers as well as European headwinds. However, our outlook remains favorable for this e-learning leader because Cornerstone OnDemand continues to outgrow the market, combined with prospects of margin improvement and the involvement of an activist investor.
In the health care sector, HMS Holdings Corp., a provider of benefit coordination and payment integrity services for health care payers, fell victim to weaker-than-expected third-quarter financial results and health care reform-related concerns following the November 2016 election. Management provided positive updates on state Medicaid audit contracts won in New Jersey and Massachusetts; however, delays in customer implementations on the commercial side led to a modest reduction in guidance. Additionally, the Republican presidential victory in November sparked concerns regarding Medicaid expansion and a potential overhaul of the Affordable Care Act, which at a minimum will halt expansion and led us to exit the position. Shares of Endologix Inc., a manufacturer of abdominal aortic stent grafts, fell dramatically when the U.S. Food and Drug Administration unexpectedly announced that it would require an additional dataset for the company’s Nellix graft. This was a considerable competitive setback that led us to sell shares ahead of yet another regulatory setback.
In consumer staples, shares of TreeHouse Foods, Inc. slipped after the private label foods manufacturer announced weak third-quarter results, coupled with a pair of management departures as well as difficulties in the integration of the Private Brands acquisition from ConAgra. We continue to maintain the position as a secular play on the growth of private label foods and because we expect the company to make meaningful progress on the acquisition’s integration.
Lastly, the energy sector as a whole was down nearly 10% based on persistently high crude oil inventories over the past several months. Against that backdrop, our recently added position in Oasis Petroleum Inc., a Williston Basin producer of crude oil, underperformed. However, we have maintained this position because we believe the company should experience improved returns with the firming of crude oil prices and appears set to release results of wells with enhanced completions that could drive its valuation higher.
Security selection in the industrials sector contributed favorably the Fund’s performance led by the executive search firm, Korn Ferry International. Shares surged following its fiscal third-quarter results after management signaled that not only had its business recovered following the post Brexit-related weakness, but that new business had accelerated in Europe and North America following the election. The Fund also saw strong results from NN, Inc., a diversified manufacturer of plastic and metal components. The company’s shares advanced following a well-received fourth-quarter 2016 earnings report and favorable 2017 guidance. On the heels of difficult end markets in 2015 and 2016, NN’s management expressed a more optimistic tone to start 2017, particularly for its short-cycle industrial business. Other positive news related to the company’s potential debt refinancing, which would be additive to earnings. In the construction and engineering group, MasTec Inc., a major North American end-to-end energy and telecommunications infrastructure service provider, performed well again as the company continued to deliver quarterly earnings beats and raise guidance. The company has experienced healthy growth acceleration due to recent increases in capital expenditure spending for oil and gas pipelines
10      NUVEEN

and communications, driving upside profit performance and solid backlog expansion. In the most recent quarter, MasTec’s backlog momentum was impressive, while intermediate-to-longer-term growth appears supported by long-haul energy pipeline project plans and new wireline/fiber and 5G wireless network deployments.
In the consumer discretionary area, performance was aided by a position in CLARCOR Inc., a leading manufacturer of filtration products. Shares surged when the company announced that it would be acquired by a larger competitor, Parker Hannifin Corporation, for a significant premium in an all-cash deal.
In the financial area, the Fund benefited from a position in Evercore Partners Inc., an investment banking advisory and management firm focused on the institutional market. The company experienced strong top-line growth given the productivity of its staff and the tailwinds of an improving merger and acquisition market. The pipeline of transactions, new advisor hires and an improved economic environment boded well for Evercore’s shares during the reporting period.
While the health care sector generally detracted, it was also home to two strong performers. Shares of Glaukos Corporation, a manufacturer of an innovative, microscopic ocular device called the iStent used to lower ocular pressure in glaucoma patients, reported strong fourth-quarter revenues and initial 2017 financial guidance that exceeded investors’ expectations. The company also reaffirmed the positive traction it is gaining with a recent increase in surgical procedure fees. Merit Medical Systems, Inc. was a strong performer during the reporting period after the diversified manufacturer of single-use medical products reported strong first-quarter results highlighted by solid organic revenue growth and new product introductions. Importantly, gross margins continued to rise and should expand further into the second half of 2017 as management expects to launch up to five new high margin products.
Lastly, a pair of the Fund’s technology holdings had a noteworthy positive impact, despite the negative overall performance in that sector. Shares of Ixia, a global provider of testing systems for Internet Protocol-based infrastructure and services, advanced strongly leading up to and immediately following an announcement that it would be acquired by Keysight Technologies Inc. for a significant premium. Also, investors bid up shares of MKS Instruments Inc. after the company posted a series of strong earnings reports due to healthy market demand and execution in its respective markets. MKS Instruments has benefited from recent technology transitions in semiconductor manufacturing toward 3D production approaches, which add capital intensity and drive demand for the company’s vacuum, power and analysis tools. Forward growth and profit prospects have also improved following the company’s transformative acquisition of Newport Corporation in April 2016.
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Risk
Considerations
Nuveen Large Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
Nuveen Mid Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
12      NUVEEN

Fund Performance
and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
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Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	15.53%	18.20%	11.14%	8.23%
Class A Shares at maximum Offering Price	8.89%	11.40%	9.84%	7.59%
Russell 1000® Growth Index	15.23%	19.50%	13.87%	8.88%
Lipper Large-Cap Growth Funds Classification Average	13.50%	18.14%	12.34%	7.85%
Class C Shares	15.06%	17.29%	10.32%	7.42%
Class R3 Shares	15.39%	17.92%	10.87%	7.96%
Class I Shares	15.63%	18.49%	11.42%	8.50%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	15.72%	18.65%	13.60%
Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	9.03%	14.03%	10.47%	8.36%
Class A Shares at maximum Offering Price	2.75%	7.49%	9.16%	7.72%
Class C Shares	8.65%	13.20%	9.65%	7.56%
Class R3 Shares	8.93%	13.75%	10.19%	8.09%
Class I Shares	9.20%	14.32%	10.74%	8.64%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	9.28%	14.46%	13.12%
Since Inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
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Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Growth Opportunities Fund
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.12%	1.87%	1.37%	0.77%	0.87%
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Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	13.20%	16.66%	9.55%	6.86%
Class A Shares at maximum Offering Price	6.70%	9.94%	8.26%	6.23%
Russell Midcap® Growth Index	13.59%	15.83%	12.28%	7.83%
Lipper Multi-Cap Growth Funds Classification Average	14.07%	17.83%	11.76%	7.36%
Class C Shares	12.80%	15.78%	8.74%	6.07%
Class R3 Shares	13.07%	16.34%	9.28%	6.60%
Class I Shares	13.34%	16.94%	9.83%	7.13%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	13.46%	17.13%	11.13%
Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.34%	14.22%	9.27%	7.09%
Class A Shares at maximum Offering Price	(0.72)%	7.65%	7.98%	6.46%
Class C Shares	4.97%	13.38%	8.46%	6.29%
Class R3 Shares	5.22%	13.95%	9.00%	6.82%
Class I Shares	5.46%	14.52%	9.54%	7.36%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	5.57%	14.69%	10.85%
Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
16      NUVEEN

Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Growth Opportunities Fund
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.22%	1.97%	1.47%	0.83%	0.97%
Net Expense Ratios	1.17%	1.92%	1.42%	0.78%	0.92%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2018, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
NUVEEN      17

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	16.44%	25.45%	11.09%	7.48%
Class A Shares at maximum Offering Price	9.76%	18.22%	9.78%	6.85%
Russell 2000® Growth Index	18.48%	24.06%	12.89%	7.97%
Lipper Small-Cap Growth Funds Classification Average	16.82%	22.59%	11.07%	7.16%
Class C Shares	16.05%	24.52%	10.27%	6.69%
Class R3 Shares	16.29%	25.20%	10.82%	7.22%
Class I Shares	16.61%	25.77%	11.37%	7.75%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	16.64%	23.81%
Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	8.16%	24.45%	10.29%	7.52%
Class A Shares at maximum Offering Price	1.92%	17.28%	8.99%	6.89%
Class C Shares	7.83%	23.63%	9.47%	6.72%
Class R3 Shares	8.01%	24.19%	10.01%	7.25%
Class I Shares	8.31%	24.80%	10.57%	7.79%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	8.39%	21.82%
Since inception returns, for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
18      NUVEEN

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Growth Opportunities Fund
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.39%	2.14%	1.64%	1.00%	1.13%
Net Expense Ratios	1.24%	1.99%	1.49%	0.86%	0.99%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
NUVEEN      19

Holding
Summaries April 30, 2017
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Large Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	100.1%
Investments Purchased with Collateral from Securities Lending	2.7%
Money Market Funds	0.3%
Other Assets Less Liabilities	(3.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	13.8%
Internet Software & Services	11.0%
Biotechnology	8.9%
IT Services	8.3%
Internet & Direct Marketing Retail	7.7%
Technology Hardware, Storage & Peripherals	5.1%
Capital Markets	4.7%
Media	4.5%
Health Care Providers & Services	4.0%
Hotels, Restaurants & Leisure	3.6%
Oil, Gas & Consumable Fuels	3.2%
Semiconductors & Semiconductor Equipment	3.1%
Machinery	2.8%
Other	19.4%
Investments Purchased with Collateral from Securities Lending	2.7%
Money Market Funds	0.3%
Other Assets Less Liabilities	(3.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Alphabet Inc., Class A	5.5%
Microsoft Corporation	5.2%
Apple, Inc.	5.1%
Amazon.com, Inc.	5.0%
Visa Inc.	4.5%
20      NUVEEN

Nuveen Mid Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	98.4%
Exchange-Traded Funds	0.8%
Investments Purchased with Collateral from Securities Lending	3.7%
Money Market Funds	0.5%
Other Assets Less Liabilities	(3.4)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	10.5%
IT Services	8.2%
Capital Markets	7.5%
Hotels, Restaurants & Leisure	6.8%
Machinery	6.1%
Health Care Equipment & Supplies	5.2%
Life Sciences Tools & Services	4.6%
Semiconductors & Semiconductor Equipment	3.9%
Media	3.9%
Household Durables	3.7%
Aerospace & Defense	2.9%
Building Products	2.9%
Health Care Providers & Services	2.4%
Specialty Retail	2.4%
Internet & Direct Marketing Retail	2.2%
Internet Software & Services	2.1%
Trading Companies & Distributors	2.1%
Biotechnology	2.1%
Other	19.7%
Investments Purchased with Collateral from Securities Lending	3.7%
Money Market Funds	0.5%
Other Assets Less Liabilities	(3.4)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Wynn Resorts Limited	2.5%
Expedia, Inc.	2.1%
MGM Resorts International Inc.	2.1%
Alliance Data Systems Corporation	2.1%
Electronic Arts Inc.	2.0%
NUVEEN      21

Holding Summaries April 30, 2017 (continued)
Nuveen Small Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	96.1%
Investments Purchased with Collateral from Securities Lending	13.4%
Money Market Funds	2.9%
Other Assets Less Liabilities	(12.4)%
Net Assets	100%
Portfolio Composition (% of net assets)
Health Care Equipment & Supplies	10.0%
Software	7.4%
Internet Software & Services	6.6%
Semiconductors & Semiconductor Equipment	6.5%
Banks	6.1%
Biotechnology	5.8%
Hotels, Restaurants & Leisure	5.6%
Health Care Providers & Services	4.7%
Equity Real Estate Investment Trust	3.5%
Chemicals	3.0%
Communications Equipment	2.9%
Commercial Services & Supplies	2.9%
Building Products	2.7%
Food Products	2.1%
Oil, Gas & Consumable Fuels	2.1%
Pharmaceuticals	2.0%
Capital Markets	1.9%
Diversified Telecommunication Services	1.6%
Other	18.7%
Investments Purchased with Collateral from Securities Lending	13.4%
Money Market Funds	2.9%
Other Assets Less Liabilities	(12.4)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Evercore Partners Inc.	1.9%
Nxstage Medical, Inc.	1.9%
Plantronics Inc.	1.7%
Wingstop Inc.	1.6%
K2M Group Holdings Inc.	1.6%
22       NUVEEN

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2017.
The beginning of the period is November 1, 2016.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Large Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,155.30	$1,150.60	$1,153.90	$1,157.20	$1,156.30
Expenses Incurred During the Period	$ 6.09	$ 10.08	$ 7.42	$ 4.12	$ 4.76
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.14	$1,015.42	$1,017.90	$1,020.98	$1,020.38
Expenses Incurred During the Period	$ 5.71	$ 9.44	$ 6.95	$ 3.86	$ 4.46
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.14%, 1.89%, 1.39%, 0.77% and 0.89% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
NUVEEN      23

Expense Examples (continued)
Nuveen Mid Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,132.00	$1,128.00	$1,130.70	$1,134.60	$1,133.40
Expenses Incurred During the Period	$ 6.18	$ 10.13	$ 7.50	$ 4.02	$ 4.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.99	$1,015.27	$1,017.75	$1,021.03	$1,020.23
Expenses Incurred During the Period	$ 5.86	$ 9.59	$ 7.10	$ 3.81	$ 4.61
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42%, 0.76% and 0.92% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen Small Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,164.40	$1,160.50	$1,162.90	$1,166.40	$1,166.10
Expenses Incurred During the Period	$ 7.19	$ 11.20	$ 8.53	$ 5.21	$ 5.85
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.15	$1,014.43	$1,016.91	$1,019.98	$1,019.39
Expenses Incurred During the Period	$ 6.71	$ 10.44	$ 7.95	$ 4.86	$ 5.46
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09%, 1.59%, 0.97% and 1.09% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
24      NUVEEN

Nuveen Large Cap Growth Opportunities Fund
Portfolio of Investments	April 30, 2017 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.1%
	COMMON STOCKS – 100.1%
	Aerospace & Defense – 2.2%
24,397	Lockheed Martin Corporation	$ 6,573,772
	Airlines – 1.4%
49,710	Alaska Air Group, Inc.	4,229,824
	Banks – 1.5%
33,188	Signature Bank, (2)	4,594,879
	Biotechnology – 8.9%
86,293	AbbVie Inc.	5,690,161
29,761	Alexion Pharmaceuticals Inc., (2)	3,802,861
15,092	Biogen Inc., (2)	4,093,101
47,803	Celgene Corporation, (2)	5,929,962
25,662	Incyte Pharmaceuticals Inc., (2)	3,189,273
34,748	Vertex Pharmaceuticals Inc., (2)	4,110,688
	Total Biotechnology	26,816,046
	Capital Markets – 4.7%
127,315	Charles Schwab Corporation	4,946,188
83,050	Raymond James Financial Inc.	6,188,886
35,908	State Street Corporation	3,012,681
	Total Capital Markets	14,147,755
	Chemicals – 2.0%
17,866	Sherwin-Williams Company	5,979,393
	Equity Real Estate Investment Trust – 1.4%
33,154	SBA Communications Corporation, (2)	4,193,649
	Food Products – 2.4%
40,017	Kraft Heinz Company	3,617,137
60,323	Pinnacle Foods Inc.	3,507,782
	Total Food Products	7,124,919
	Health Care Equipment & Supplies – 1.5%
169,203	Boston Scientific Corporation, (2)	4,463,575
	Health Care Providers & Services – 4.0%
31,579	Aetna Inc.	4,265,376
26,236	CIGNA Corporation	4,102,523
NUVEEN      25

Nuveen Large Cap Growth Opportunities Fund (continued)
Portfolio of Investments	April 30, 2017 (Unaudited)
Shares	Description (1)	Value
	Health Care Providers & Services (continued)
16,943	Humana Inc.	$ 3,761,007
	Total Health Care Providers & Services	12,128,906
	Hotels, Restaurants & Leisure – 3.6%
169,803	MGM Resorts International Inc.	5,214,650
45,336	Wynn Resorts Limited	5,576,781
	Total Hotels, Restaurants & Leisure	10,791,431
	Household Durables – 1.6%
20,905	Mohawk Industries Inc., (2)	4,908,285
	Internet & Direct Marketing Retail – 7.7%
16,265	Amazon.com, Inc., (2)	15,044,962
4,359	Priceline Group Inc., (2), (3)	8,050,289
	Total Internet & Direct Marketing Retail	23,095,251
	Internet Software & Services – 11.0%
17,810	Alphabet Inc., Class A, (2)	16,465,701
87,646	Facebook Inc., Class A Shares, (2)	13,168,812
28,591	LogMeIn Inc.	3,230,783
	Total Internet Software & Services	32,865,296
	IT Services – 8.3%
52,540	Cognizant Technology Solutions Corporation, Class A	3,164,484
210,877	First Data Corporation, Class A Shares, (2)	3,293,899
98,362	PayPal Holdings, Inc., (2)	4,693,834
149,585	Visa Inc.	13,645,144
	Total IT Services	24,797,361
	Machinery – 2.8%
26,680	Cummins Inc.	4,027,079
50,742	Ingersoll Rand Company Limited, Class A	4,503,353
	Total Machinery	8,530,432
	Media – 4.5%
78,105	CBS Corporation, Class B	5,198,669
23,596	Charter Communications, Inc., Class A, (2)	8,144,395
	Total Media	13,343,064
	Oil, Gas & Consumable Fuels – 3.2%
26,062	Concho Resources Inc., (2)	3,301,013
116,056	Parsley Energy Inc. Class A Shares, (2)	3,457,308
16,922	Pioneer Natural Resources Company	2,927,337
	Total Oil, Gas & Consumable Fuels	9,685,658
	Road & Rail – 2.6%
25,958	Norfolk Southern Corporation	3,049,805
42,103	Union Pacific Corporation	4,713,852
	Total Road & Rail	7,763,657
26      NUVEEN

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 3.1%
25,984	Broadcom Limited	$5,737,527
24,155	Lam Research Corporation	3,498,852
	Total Semiconductors & Semiconductor Equipment	9,236,379
	Software – 13.8%
95,540	Activision Blizzard Inc.	4,991,965
48,213	Adobe Systems Incorporated, (2)	6,448,007
39,920	Citrix Systems, (2)	3,231,125
46,365	Electronic Arts Inc., (2)	4,396,329
229,270	Microsoft Corporation	15,695,824
42,827	Salesforce.com, Inc., (2)	3,688,261
30,774	ServiceNow Inc., (2)	2,907,528
	Total Software	41,359,039
	Technology Hardware, Storage & Peripherals – 5.1%
105,526	Apple, Inc.	15,158,810
	Trading Companies & Distributors – 1.0%
76,845	HD Supply Holdings Inc., (2)	3,096,853
	Wireless Telecommunication Services – 1.8%
80,465	T-Mobile US Inc., (2)	5,412,881
	Total Long-Term Investments (cost $200,944,506)	300,297,115

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.7%
	MONEY MARKET FUNDS – 2.7%
8,080,916	First American Government Obligations Fund, Class X, 0.677%, (4), (5)	$ 8,080,916
	Total Investments Purchased with Collateral from Securities Lending (cost $8,080,916)	8,080,916

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.3%
	MONEY MARKET FUNDS – 0.3%
725,878	First American Treasury Obligations Fund, Class Z, 0.626%, (4)	$ 725,878
	Total Short-Term Investments (cost $725,878)	725,878
	Total Investments (cost $209,751,300) – 103.1%	309,103,909
	Other Assets Less Liabilities – (3.1)%	(9,209,533)
	Net Assets – 100%	$ 299,894,376
NUVEEN      27

Nuveen Large Cap Growth Opportunities Fund (continued)
Portfolio of Investments	April 30, 2017 (Unaudited)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $7,969,028.
(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
See accompanying notes to financial statements.
28      NUVEEN

Nuveen Mid Cap Growth Opportunities Fund
Portfolio of Investments	April 30, 2017 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.2%
	COMMON STOCKS – 98.4%
	Aerospace & Defense – 2.9%
112,565	Rockwell Collins, Inc.	$11,716,891
46,500	TransDigm Group Inc., (2)	11,472,945
	Total Aerospace & Defense	23,189,836
	Airlines – 1.6%
148,928	Alaska Air Group, Inc.	12,672,284
	Banks – 1.1%
66,501	Signature Bank, (2)	9,207,063
	Biotechnology – 2.1%
32,284	Alexion Pharmaceuticals Inc., (2)	4,125,250
100,018	Incyte Pharmaceuticals Inc., (2)	12,430,237
	Total Biotechnology	16,555,487
	Building Products – 2.9%
338,666	Masco Corporation	12,537,415
195,503	Smith AO Corporation	10,533,702
	Total Building Products	23,071,117
	Capital Markets – 7.5%
98,328	CBOE Holdings Inc.	8,103,211
293,433	E*Trade Group Inc., (2)	10,138,110
127,722	Moody's Corporation	15,112,067
102,314	MSCI Inc., Class A Shares	10,264,140
73,266	S&P Global, Inc.	9,831,565
185,104	TD Ameritrade Holding Corporation	7,083,930
	Total Capital Markets	60,533,023
	Chemicals – 1.6%
38,622	Sherwin-Williams Company	12,926,011
	Communications Equipment – 0.9%
59,078	F5 Networks, Inc., (2)	7,628,742
	Construction Materials – 1.1%
93,533	Eagle Materials Inc.	8,976,362
	Containers & Packaging – 1.2%
192,594	Berry Plastics Corporation, (2)	9,629,700
NUVEEN      29

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments	April 30, 2017 (Unaudited)
Shares	Description (1)	Value
	Electrical Equipment – 1.8%
246,938	Ametek Inc.	$ 14,124,854
	Electronic Equipment, Instruments & Components – 1.5%
166,958	Amphenol Corporation, Class A	12,072,733
	Food Products – 1.5%
284,941	Lamb Weston Holding, Inc.	11,896,287
	Health Care Equipment & Supplies – 5.2%
57,053	Abiomed, Inc., (2)	7,435,147
117,851	DexCom, Inc., (2)	9,187,664
308,727	Hologic Inc., (2), (3)	13,939,024
117,689	Insulet Corporation, (2)	5,108,879
213,710	Spectranetics Corporation, (2)	6,112,106
	Total Health Care Equipment & Supplies	41,782,820
	Health Care Providers & Services – 2.4%
169,223	Centene Corporation, (2)	12,590,191
146,479	HealthEquity, Inc., (2)	6,667,724
	Total Health Care Providers & Services	19,257,915
	Hotels, Restaurants & Leisure – 6.8%
143,628	Marriott International, Inc., Class A	13,561,356
550,163	MGM Resorts International Inc.	16,895,506
40,757	Royal Caribbean Cruises Limited	4,344,696
161,654	Wynn Resorts Limited	19,885,058
	Total Hotels, Restaurants & Leisure	54,686,616
	Household Durables – 3.7%
372,706	D.R. Horton, Inc.	12,258,300
50,538	Mohawk Industries Inc., (2), (3)	11,865,817
117,120	Newell Brands Inc.	5,591,309
	Total Household Durables	29,715,426
	Internet & Direct Marketing Retail – 2.2%
129,229	Expedia, Inc.	17,280,502
	Internet Software & Services – 2.1%
199,695	GoDaddy, Inc., Class A Shares, (2)	7,772,129
78,966	LogMeIn Inc.	8,923,158
	Total Internet Software & Services	16,695,287
	IT Services – 8.2%
66,025	Alliance Data Systems Corporation, (3)	16,481,821
152,105	Fidelity National Information Services	12,805,720
594,589	First Data Corporation, Class A Shares, (2)	9,287,480
104,941	FleetCor Technologies Inc., (2)	14,811,373
30      NUVEEN

Shares	Description (1)	Value
	IT Services (continued)
222,200	Total System Services Inc.	$ 12,734,282
	Total IT Services	66,120,676
	Life Sciences Tools & Services – 4.6%
591,204	Accelerate Diagnostics Inc., (2)	16,139,869
121,259	Quintiles Transnational Corporation, (2)	10,219,709
63,623	Waters Corporation, (2)	10,808,911
	Total Life Sciences Tools & Services	37,168,489
	Machinery – 6.1%
67,713	Cummins Inc., (3)	10,220,600
135,996	Dover Corporation	10,727,364
84,202	IDEX Corporation	8,821,002
72,693	Nordson Corporation	9,101,164
75,753	Stanley Black & Decker Inc.	10,313,771
	Total Machinery	49,183,901
	Media – 3.9%
246,898	Discovery Communications inc., Class A Shares, (2)	7,105,724
489,640	Interpublic Group of Companies, Inc.	11,540,815
334,918	Liberty Sirius Group, Class-A Shares, (2)	12,760,376
	Total Media	31,406,915
	Multiline Retail – 1.5%
149,521	Dollar Tree Stores Inc., (2)	12,375,853
	Oil, Gas & Consumable Fuels – 2.0%
60,870	Diamondback Energy	6,077,261
344,329	Parsley Energy Inc. Class A Shares, (2)	10,257,561
	Total Oil, Gas & Consumable Fuels	16,334,822
	Pharmaceuticals – 0.5%
208,939	Nektar Therapeutics, (2)	3,963,573
	Road & Rail – 1.1%
367,306	Swift Transportation Company, (2), (3)	9,028,381
	Semiconductors & Semiconductor Equipment – 3.9%
93,952	Lam Research Corporation	13,608,947
190,106	MA-COM Technology Solutions Holdings Incorporated, (2)	9,292,381
187,786	Microsemi Corporation, (2)	8,814,675
	Total Semiconductors & Semiconductor Equipment	31,716,003
	Software – 10.5%
141,573	Activision Blizzard Inc.	7,397,189
117,213	Autodesk, Inc., (2), (3)	10,557,375
137,464	Citrix Systems, (2)	11,126,336
173,359	Electronic Arts Inc., (2), (3)	16,437,900
91,493	HubSpot, Inc., (2), (3)	6,134,606
NUVEEN      31

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments	April 30, 2017 (Unaudited)
Shares	Description (1)	Value
	Software (continued)
72,328	Intuit, Inc.	$9,056,189
169,191	Parametric Technology Corporation, (2), (3)	9,144,774
67,817	Proofpoint, Incorporated, (2)	5,111,367
98,237	ServiceNow Inc., (2)	9,281,432
	Total Software	84,247,168
	Specialty Retail – 2.4%
156,713	Ross Stores, Inc.	10,186,345
31,986	Ulta Beauty, Inc., (2)	9,002,140
	Total Specialty Retail	19,188,485
	Thrifts & Mortgage Finance – 1.5%
515,000	BofI Holdings, Inc., (2), (3)	12,303,350
	Trading Companies & Distributors – 2.1%
125,723	AerCap Holdings N.V, (2)	5,784,515
267,786	HD Supply Holdings Inc., (2)	10,791,776
	Total Trading Companies & Distributors	16,576,291
	Total Common Stocks (cost $650,257,738)	791,515,972

Shares	Description (1)	Value
	EXCHANGE-TRADED FUNDS – 0.8%
88,136	SPDR S&P Biotech Exchange Traded Fund, (3)	$ 6,296,436
	Total Exchange-Traded Funds (cost $6,055,853)	6,296,436
	Total Long-Term Investments (cost $656,313,591)	797,812,408

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 3.7%
	MONEY MARKET FUNDS – 3.7%
29,470,847	First American Government Obligations Fund, Class X, 0.677%, (4), (5)	$ 29,470,847
	Total Investments Purchased with Collateral from Securities Lending (cost $29,470,847)	29,470,847

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.5%
	MONEY MARKET FUNDS – 0.5%
3,862,112	First American Treasury Obligations Fund, Class Z, 0.626%, (4)	$ 3,862,112
	Total Short-Term Investments (cost $3,862,112)	3,862,112
	Total Investments (cost $689,646,550) – 103.4%	831,145,367
	Other Assets Less Liabilities – (3.4)%	(27,258,626)
	Net Assets – 100%	$ 803,886,741
32      NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $28,195,724.
(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
SPDR	Standard & Poor's Depositary Receipt
See accompanying notes to financial statements.
NUVEEN      33

Nuveen Small Cap Growth Opportunities Fund
Portfolio of Investments	April 30, 2017 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.1%
	COMMON STOCKS – 96.1%
	Banks – 6.1%
28,673	Bank of the Ozarks, Inc.	$1,361,107
41,378	Cathay General Bancorp	1,574,433
28,650	Customers Bancorp Inc., (2)	886,145
15,859	Eagle Bancorp, Inc., (2)	949,954
27,765	Western Alliance Bancorporation, (2)	1,329,943
	Total Banks	6,101,582
	Biotechnology – 5.8%
32,051	Alder Biopharmaceuticals Inc., (2), (3)	642,623
14,380	Blueprint Medicines Corporation, (2)	669,820
19,884	Juno Therapeutic Inc., (2), (3)	495,907
6,247	Ligand Pharmaceuticals, Inc., (2), (3)	694,479
11,931	Prothena Corporation PLC, (2), (3)	645,825
13,033	Radius Health Inc., (2), (3)	509,199
3,437	Sage Therapeutics, Inc., (2)	244,027
19,152	Sarepta Therapeutics Inc., (2), (3)	694,451
4,474	Tesaro Inc., (2)	660,318
8,927	Ultragenyx Pharmaceutical Inc., (2), (3)	574,810
	Total Biotechnology	5,831,459
	Building Products – 2.7%
62,701	Continental Building Products Inc., (2)	1,526,769
34,385	Jeld-Wen Holding, Inc., (2)	1,135,737
	Total Building Products	2,662,506
	Capital Markets – 1.9%
25,177	Evercore Partners Inc.	1,856,804
	Chemicals – 3.0%
78,905	Ferro Corporation	1,413,977
39,961	PolyOne Corporation	1,566,871
	Total Chemicals	2,980,848
	Commercial Services & Supplies – 2.9%
28,201	HNI Corporation	1,318,679
80,872	Interface, Inc.	1,609,353
	Total Commercial Services & Supplies	2,928,032
	Communications Equipment – 2.9%
27,570	Lumentum Holdings Inc., (2)	1,178,617
34      NUVEEN

Shares	Description (1)	Value
	Communications Equipment (continued)
32,105	Plantronics Inc.	$ 1,752,933
	Total Communications Equipment	2,931,550
	Construction & Engineering – 1.3%
29,003	MasTec Inc., (2)	1,280,482
	Containers & Packaging – 0.7%
14,223	Berry Plastics Corporation, (2)	711,150
	Diversified Consumer Services – 1.3%
17,206	Grand Canyon Education Inc., (2)	1,293,203
	Diversified Telecommunication Services – 1.6%
35,532	Cogent Communications Group, Inc.	1,598,940
	Electrical Equipment – 1.4%
39,933	Generac Holdings Inc., (2)	1,404,444
	Electronic Equipment, Instruments & Components – 1.4%
6,491	Coherent Inc., (2), (3)	1,399,460
	Equity Real Estate Investment Trust – 3.5%
23,131	Dupont Fabros Technology Inc.	1,192,403
11,026	PS Business Parks Inc., (3)	1,340,100
61,206	Summit Hotel Properties Inc.	1,011,735
	Total Equity Real Estate Investment Trust	3,544,238
	Food Products – 2.1%
33,301	Snyders Lance Inc.	1,174,193
11,154	TreeHouse Foods, Inc., (2)	977,091
	Total Food Products	2,151,284
	Health Care Equipment & Supplies – 10.0%
48,141	Cardiovascular Systems, Inc., (2)	1,437,972
27,529	Glaukos Corporation, (2)	1,308,453
29,597	Insulet Corporation, (2)	1,284,806
72,772	K2M Group Holdings Inc., (2)	1,611,900
32,040	Merit Medical Systems, Inc., (2)	1,079,748
15,656	Nevro Corporation, (2)	1,475,108
62,078	Nxstage Medical, Inc., (2)	1,855,511
	Total Health Care Equipment & Supplies	10,053,498
	Health Care Providers & Services – 4.7%
23,550	Amedisys, Inc., (2), (3)	1,276,410
30,842	AMN Healthcare Services Inc., (2)	1,259,896
30,184	HealthEquity, Inc., (2)	1,373,976
29,919	Teladoc, Inc., (2), (3)	741,991
	Total Health Care Providers & Services	4,652,273
NUVEEN      35

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments	April 30, 2017 (Unaudited)
Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 5.6%
16,576	Papa John's International, Inc.	$1,310,499
62,767	Planet Fitness Inc., (2), (3)	1,305,554
29,438	Texas Roadhouse, Inc.	1,380,053
55,884	Wingstop Inc., (2), (3)	1,644,666
	Total Hotels, Restaurants & Leisure	5,640,772
	Household Durables – 1.1%
20,719	Installed Building Products Inc., (2)	1,105,359
	Internet Software & Services – 6.6%
26,720	Cornerstone OnDemand Inc., (2)	1,049,562
31,910	Envestnet Inc., (2), (3)	1,110,468
13,246	LogMeIn Inc.	1,496,798
42,672	Mimecast Limited, (2)	1,031,382
28,249	MINDBODY, Inc., Class A Shares, (2), (3)	800,859
32,507	Twilio, Inc., (2), (3)	1,074,356
	Total Internet Software & Services	6,563,425
	IT Services – 1.6%
20,915	EPAM Systems Inc., (2)	1,610,455
	Leisure Products – 1.0%
17,358	Brunswick Corporation	985,067
	Life Sciences Tools & Services – 1.3%
47,483	Accelerate Diagnostics Inc., (2), (3)	1,296,286
	Machinery – 1.4%
52,404	NN, Inc.	1,446,350
	Oil, Gas & Consumable Fuels – 2.1%
69,341	Oasis Petroleum Inc., (2)	827,931
32,497	RSP Permian Inc., (2)	1,236,511
	Total Oil, Gas & Consumable Fuels	2,064,442
	Pharmaceuticals – 2.0%
10,232	Aerie Pharmaceuticals Inc., (2)	450,719
26,268	Prestige Brands Holdings Inc., (2)	1,508,046
	Total Pharmaceuticals	1,958,765
	Professional Services – 1.3%
41,587	Korn Ferry International	1,347,419
	Road & Rail – 1.2%
47,433	Swift Transportation Company, (2)	1,165,903
	Semiconductors & Semiconductor Equipment – 6.5%
23,293	MA-COM Technology Solutions Holdings Incorporated, (2)	1,138,562
27,575	Mellanox Technologies, Limited, (2), (3)	1,301,540
36      NUVEEN

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment (continued)
28,105	Microsemi Corporation, (2)	$1,319,249
15,938	MKS Instruments Inc.	1,247,148
44,586	Semtech Corporation, (2)	1,522,612
	Total Semiconductors & Semiconductor Equipment	6,529,111
	Software – 7.4%
35,120	Broadsoft Inc., (2)	1,348,608
30,189	CommVault Systems, Inc., (2)	1,523,035
25,502	Cyberark Software Limited, (2), (3)	1,349,311
17,528	Proofpoint, Incorporated, (2)	1,321,085
56,013	Synchronoss Technologies, Inc., (2)	896,208
14,920	Take-Two Interactive Software, Inc., (2)	937,722
591,081	VideoPropulsion Inc., (2), (4)	1
	Total Software	7,375,970
	Specialty Retail – 1.0%
47,170	Tile Shop Holdings Inc.	1,007,080
	Textiles, Apparel & Luxury Goods – 1.4%
36,347	Steven Madden Limited, (2)	1,383,003
	Trading Companies & Distributors – 1.3%
56,101	BMC Stock Holdings Inc., (2)	1,307,153
	Total Long-Term Investments (cost $78,834,383)	96,168,313

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 13.4%
	MONEY MARKET FUNDS – 13.4%
13,352,652	First American Government Obligations Fund, Class X, 0.677%, (5), (6)	$ 13,352,652
	Total Investments Purchased with Collateral from Securities Lending (cost $13,352,652)	13,352,652

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 2.9%
	MONEY MARKET FUNDS – 2.9%
2,880,641	First American Treasury Obligations Fund, Class Z, 0.626%, (5)	$ 2,880,641
	Total Short-Term Investments (cost $2,880,641)	2,880,641
	Total Investments (cost $95,067,676) – 112.4%	112,401,606
	Other Assets Less Liabilities – (12.4)%	(12,375,840)
	Net Assets – 100%	$ 100,025,766
NUVEEN      37

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments	April 30, 2017 (Unaudited)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $13,078,984.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
See accompanying notes to financial statements.
38      NUVEEN

Statement of
Assets and Liabilities
April 30, 2017 (Unaudited)
	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $200,944,506, $656,313,591 and $78,834,383, respectively)	$300,297,115	$797,812,408	$ 96,168,313
Investment purchased with collateral from securities lending, at value (cost approximates value)	8,080,916	29,470,847	13,352,652
Short-term investments, at value (cost approximates value)	725,878	3,862,112	2,880,641
Receivable for:
Dividends	84,097	221,834	2,358
Due from broker	484	17,678	5,485
Interest	249	3,120	1,280
Investments sold	—	13,964,806	1,590,240
Shares sold	291,298	547,043	122,105
Other assets	58,141	84,389	28,325
Total assets	309,538,178	845,984,237	114,151,399
Liabilities
Payable for:
Collateral from securities lending program	8,080,916	29,470,847	13,352,652
Investments purchased	—	9,666,793	619,015
Shares redeemed	1,171,581	1,820,953	26,978
Accrued expenses:
Directors fees	23,411	54,783	799
Management fees	158,820	448,626	60,923
12b-1 distribution and service fees	28,893	78,816	9,265
Other	180,181	556,678	56,001
Total liabilities	9,643,802	42,097,496	14,125,633
Net assets	$299,894,376	$803,886,741	$100,025,766
See accompanying notes to financial statements.
NUVEEN      39

Statement of Assets and Liabilities (Unaudited) (continued)
	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Class A Shares
Net assets	$ 90,625,986	$250,182,662	$ 33,689,317
Shares outstanding	3,017,033	6,403,346	1,460,144
Net asset value ("NAV") per share	$ 30.04	$ 39.07	$ 23.07
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 31.87	$ 41.45	$ 24.48
Class C Shares
Net assets	$ 10,011,448	$ 16,199,496	$ 2,283,672
Shares outstanding	415,505	528,698	123,508
NAV and offering price per share	$ 24.09	$ 30.64	$ 18.49
Class R3 Shares
Net assets	$ 6,593,514	$ 36,777,278	$ 1,571,719
Shares outstanding	231,448	998,692	71,573
NAV and offering price per share	$ 28.49	$ 36.83	$ 21.96
Class R6 Shares
Net assets	$ 15,290,830	$ 72,136,443	$ 20,250,629
Shares outstanding	459,912	1,568,641	758,865
NAV and offering price per share	$ 33.25	$ 45.99	$ 26.69
Class I Shares
Net assets	$177,372,598	$428,590,862	$ 42,230,429
Shares outstanding	5,366,586	9,383,840	1,584,570
NAV and offering price per share	$ 33.05	$ 45.67	$ 26.65
Net assets consist of:
Capital paid-in	$166,866,722	$598,307,878	$ 76,856,194
Undistributed (Over-distribution of) net investment income	(221,741)	(3,367,550)	(576,947)
Accumulated net realized gain (loss)	33,896,786	67,447,596	6,412,589
Net unrealized appreciation (depreciation)	99,352,609	141,498,817	17,333,930
Net assets	$299,894,376	$803,886,741	$100,025,766
Authorized shares–per class	2 billion	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.
40      NUVEEN

Statement of
Operations
Six Months Ended April 30, 2017 (Unaudited)
	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividend and interest income	$ 1,381,944	$ 2,752,679	$ 265,664
Securities lending income, net	3,993	104,984	43,744
Total investment income	1,385,937	2,857,663	309,408
Expenses
Management fees	1,029,145	3,384,844	406,170
12b-1 service fees - Class A Shares	111,444	339,471	41,731
12b-1 distibution and service fees - Class C Shares	48,328	82,673	10,517
12b-1 distibution and service fees - Class R3 Shares	16,133	129,219	3,882
Shareholder servicing agent fees	198,853	690,145	57,157
Custodian fees	16,993	46,917	7,712
Directors fees	4,620	13,517	1,485
Professional fees	21,438	34,672	18,428
Shareholder reporting expenses	26,462	38,462	15,626
Federal and state registration fees	44,040	44,553	39,159
Other	8,515	10,686	1,505
Total expenses before fee waiver/expense reimbursement	1,525,971	4,815,159	603,372
Fee waiver/expense reimbursement	(27,101)	(290,109)	(38,147)
Net expenses	1,498,870	4,525,050	565,225
Net investment income (loss)	(112,933)	(1,667,387)	(255,817)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	34,565,130	72,812,656	6,895,832
Change in net unrealized appreciation (depreciation) of investments	8,852,305	38,392,633	7,753,450
Net realized and unrealized gain (loss)	43,417,435	111,205,289	14,649,282
Net increase (decrease) in net assets from operations	$43,304,502	$109,537,902	$14,393,465
See accompanying notes to financial statements.
NUVEEN      41

Statement of
Changes in Net Assets
(Unaudited)
	Large Cap Growth Opportunities		Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Six Months Ended 4/30/17	Year Ended 10/31/16	Six Months Ended 4/30/17	Year Ended 10/31/16	Six Months Ended 4/30/17	Year Ended 10/31/16
Operations
Net investment income (loss)	$ (112,933)	$ (40,187)	$ (1,667,387)	$ (2,040,836)	$ (255,817)	$ (344,359)
Net realized gain (loss) from investments	34,565,130	44,904,829	72,812,656	39,438,510	6,895,832	230,549
Change in net unrealized appreciation (depreciation) of investments	8,852,305	(55,738,026)	38,392,633	(84,112,052)	7,753,450	1,751,276
Net increase (decrease) in net assets from operations	43,304,502	(10,873,384)	109,537,902	(46,714,378)	14,393,465	1,637,466
Distributions to Shareholders
From net investment income:
Class A Shares	—	(1,326,762)	—	—	—	—
Class C Shares	—	(44,124)	—	—	—	—
Class R3 Shares	—	(69,770)	—	—	—	—
Class R6 Shares	—	(252,750)	—	—	—	—
Class I Shares	—	(4,043,340)	—	—	—	—
From accumulated net realized gains:
Class A Shares	(11,360,191)	(20,516,896)	(12,685,309)	(29,764,786)	(147,666)	(3,119,388)
Class C Shares	(1,496,847)	(3,078,627)	(947,963)	(2,169,779)	(11,170)	(257,365)
Class R3 Shares	(857,003)	(1,454,143)	(2,649,483)	(5,269,991)	(7,181)	(141,730)
Class R6 Shares	(1,808,945)	(3,020,951)	(1,941,792)	(2,160,039)	(75,588)	—
Class I Shares	(21,137,189)	(50,204,420)	(18,975,080)	(50,466,827)	(144,489)	(5,003,863)
Decrease in net assets from distributions to shareholders	(36,660,175)	(84,011,783)	(37,199,627)	(89,831,422)	(386,094)	(8,522,346)
Fund Share Transactions
Proceeds from sale of shares	16,246,059	41,124,698	65,066,387	168,865,444	10,147,297	29,902,736
Proceeds from shares issued to shareholders due to reinvestment of distributions	29,749,462	60,048,952	34,647,413	81,262,369	326,000	7,074,849
	45,995,521	101,173,650	99,713,800	250,127,813	10,473,297	36,977,585
Cost of shares redeemed	(72,516,995)	(153,233,088)	(263,320,071)	(422,698,529)	(13,304,558)	(41,285,778)
Net increase (decrease) in net assets from Fund share transactions	(26,521,474)	(52,059,438)	(163,606,271)	(172,570,716)	(2,831,261)	(4,308,193)
Net increase (decrease) in net assets	(19,877,147)	(146,944,605)	(91,267,996)	(309,116,516)	11,176,110	(11,193,073)
Net assets at the beginning of period	319,771,523	466,716,128	895,154,737	1,204,271,253	88,849,656	100,042,729
Net assets at the end of period	$299,894,376	$ 319,771,523	$ 803,886,741	$ 895,154,737	$100,025,766	$ 88,849,656
Undistributed (Over-distribution of) net investment income at the end of period	$ (221,741)	$ (108,808)	$ (3,367,550)	$ (1,700,163)	$ (576,947)	$ (321,130)
See accompanying notes to financial statements.
42      NUVEEN

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NUVEEN      43

Financial
Highlights (Unaudited)
Large Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/95)
2017(e)	$29.69	$(0.03)	$ 4.16	$ 4.13	$ —	$(3.78)	$(3.78)	$30.04
2016	37.55	(0.05)	(0.73)	(0.78)	(0.36)	(6.72)	(7.08)	29.69
2015	40.48	(0.05)	3.99	3.94	—	(6.87)	(6.87)	37.55
2014	43.26	(0.16)	4.12	3.96	—	(6.74)	(6.74)	40.48
2013	34.09	(0.05)	9.63	9.58	—	(0.41)	(0.41)	43.26
2012	32.92	(0.13)	2.46	2.33	—	(1.16)	(1.16)	34.09
Class C (09/01)
2017(e)	24.63	(0.11)	3.35	3.24	—	(3.78)	(3.78)	24.09
2016	32.27	(0.23)	(0.61)	(0.84)	(0.08)	(6.72)	(6.80)	24.63
2015	35.97	(0.30)	3.47	3.17	—	(6.87)	(6.87)	32.27
2014	39.42	(0.40)	3.69	3.29	—	(6.74)	(6.74)	35.97
2013	31.34	(0.31)	8.80	8.49	—	(0.41)	(0.41)	39.42
2012	30.57	(0.35)	2.28	1.93	—	(1.16)	(1.16)	31.34
Class R3 (11/00)
2017(e)	28.38	(0.06)	3.95	3.89	—	(3.78)	(3.78)	28.49
2016	36.18	(0.12)	(0.70)	(0.82)	(0.26)	(6.72)	(6.98)	28.38
2015	39.33	(0.17)	3.89	3.72	—	(6.87)	(6.87)	36.18
2014	42.32	(0.25)	4.00	3.75	—	(6.74)	(6.74)	39.33
2013	33.44	(0.14)	9.43	9.29	—	(0.41)	(0.41)	42.32
2012	32.39	(0.22)	2.43	2.21	—	(1.16)	(1.16)	33.44
Class R6 (02/13)
2017(e)	32.42	0.02	4.59	4.61	—	(3.78)	(3.78)	33.25
2016	40.35	0.06	(0.78)	(0.72)	(0.49)	(6.72)	(7.21)	32.42
2015	42.85	0.07	4.30	4.37	—	(6.87)	(6.87)	40.35
2014	45.27	(0.02)	4.34	4.32	—	(6.74)	(6.74)	42.85
2013(f)	37.47	(0.02)	7.82	7.80	—	—	—	45.27
Class I (12/92)
2017(e)	32.27	0.01	4.55	4.56	—	(3.78)	(3.78)	33.05
2016	40.23	0.03	(0.79)	(0.76)	(0.48)	(6.72)	(7.20)	32.27
2015	42.78	0.02	4.30	4.32	—	(6.87)	(6.87)	40.23
2014	45.24	(0.06)	4.34	4.28	—	(6.74)	(6.74)	42.78
2013	35.55	0.06	10.04	10.10	—	(0.41)	(0.41)	45.24
2012	34.19	(0.04)	2.56	2.52	—	(1.16)	(1.16)	35.55
44      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.53%	$ 90,626	1.16%*	(0.24)%*	1.14%*	(0.22)%*	61%
(2.49)	92,208	1.22	(0.16)	1.22	(0.16)	60
11.75	117,688	1.25	(0.13)	1.25	(0.13)	79
10.50	143,891	1.25	(0.40)	1.25	(0.40)	66
28.39	165,791	1.24	(0.14)	1.24	(0.14)	72
7.66	134,788	1.26	(0.42)	1.23	(0.39)	73

15.06	10,011	1.91*	(0.98)*	1.89*	(0.96)*	61
(3.21)	10,599	1.97	(0.91)	1.97	(0.91)	60
10.92	14,575	2.00	(0.95)	2.00	(0.95)	79
9.73	14,462	2.00	(1.15)	2.00	(1.15)	66
27.43	14,963	1.99	(0.89)	1.99	(0.89)	72
6.88	11,193	2.01	(1.16)	1.98	(1.14)	73

15.39	6,594	1.41*	(0.49)*	1.39*	(0.47)*	61
(2.73)	6,457	1.47	(0.41)	1.47	(0.41)	60
11.47	7,996	1.50	(0.48)	1.50	(0.48)	79
10.22	8,724	1.50	(0.64)	1.50	(0.64)	66
28.07	11,320	1.49	(0.39)	1.49	(0.39)	72
7.40	9,658	1.51	(0.70)	1.48	(0.67)	73

15.72	15,291	0.79*	0.13*	0.77*	0.15*	61
(2.14)	15,869	0.87	0.19	0.87	0.19	60
12.14	18,632	0.91	0.17	0.91	0.17	79
10.90	22,672	0.90	(0.05)	0.90	(0.05)	66
20.82	28,966	0.91*	(0.06)*	0.91*	(0.06)*	72

15.63	177,373	0.91*	0.02*	0.89*	0.04*	61
(2.24)	194,640	0.97	0.10	0.97	0.10	60
12.05	307,826	1.00	0.05	1.00	0.05	79
10.78	375,471	1.00	(0.15)	1.00	(0.15)	66
28.69	403,480	0.99	0.14	0.99	0.14	72
7.94	418,144	1.01	(0.13)	0.98	(0.11)	73
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2017.
(f)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      45

Financial Highlights (Unaudited) (continued)
Mid Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/95)
2017(e)	$36.09	$(0.10)	$ 4.75	$ 4.65	$ —	$(1.67)	$(1.67)	$39.07
2016	40.91	(0.12)	(1.36)	(1.48)	—	(3.34)	(3.34)	36.09
2015	47.67	(0.31)	1.72	1.41	—	(8.17)	(8.17)	40.91
2014	51.11	(0.38)	6.09	5.71	—	(9.15)	(9.15)	47.67
2013	42.38	(0.17)	12.05	11.88	—	(3.15)	(3.15)	51.11
2012	41.36	(0.16)	2.77	2.61	—	(1.59)	(1.59)	42.38
Class C (09/01)
2017(e)	28.74	(0.19)	3.76	3.57	—	(1.67)	(1.67)	30.64
2016	33.50	(0.31)	(1.11)	(1.42)	—	(3.34)	(3.34)	28.74
2015	40.77	(0.52)	1.42	0.90	—	(8.17)	(8.17)	33.50
2014	45.29	(0.63)	5.26	4.63	—	(9.15)	(9.15)	40.77
2013	38.17	(0.45)	10.72	10.27	—	(3.15)	(3.15)	45.29
2012	37.70	(0.43)	2.49	2.06	—	(1.59)	(1.59)	38.17
Class R3 (12/00)
2017(e)	34.14	(0.13)	4.49	4.36	—	(1.67)	(1.67)	36.83
2016	38.98	(0.20)	(1.30)	(1.50)	—	(3.34)	(3.34)	34.14
2015	45.90	(0.40)	1.65	1.25	—	(8.17)	(8.17)	38.98
2014	49.65	(0.49)	5.89	5.40	—	(9.15)	(9.15)	45.90
2013	41.35	(0.27)	11.72	11.45	—	(3.15)	(3.15)	49.65
2012	40.50	(0.27)	2.71	2.44	—	(1.59)	(1.59)	41.35
Class R6 (02/13)
2017(e)	42.11	(0.03)	5.58	5.55	—	(1.67)	(1.67)	45.99
2016	47.00	0.06	(1.61)	(1.55)	—	(3.34)	(3.34)	42.11
2015	53.36	(0.16)	1.97	1.81	—	(8.17)	(8.17)	47.00
2014	55.97	(0.23)	6.77	6.54	—	(9.15)	(9.15)	53.36
2013(f)	46.61	(0.05)	9.41	9.36	—	—	—	55.97
Class I (12/89)
2017(e)	41.87	(0.06)	5.53	5.47	—	(1.67)	(1.67)	45.67
2016	46.81	(0.04)	(1.56)	(1.60)	—	(3.34)	(3.34)	41.87
2015	53.24	(0.23)	1.97	1.74	—	(8.17)	(8.17)	46.81
2014	55.93	(0.29)	6.75	6.46	—	(9.15)	(9.15)	53.24
2013	45.97	(0.06)	13.17	13.11	—	(3.15)	(3.15)	55.93
2012	44.62	(0.06)	3.00	2.94	—	(1.59)	(1.59)	45.97
46      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

13.20%	$250,183	1.24%*	(0.58)%*	1.17%*	(0.52)%*	67%
(3.78)	280,681	1.29	(0.35)	1.27	(0.33)	89
3.68	365,394	1.30	(0.72)	1.30	(0.72)	118
12.89	371,601	1.30	(0.81)	1.30	(0.81)	106
30.27	355,086	1.30	(0.38)	1.29	(0.38)	108
6.88	306,507	1.30	(0.42)	1.27	(0.39)	113

12.80	16,199	1.99*	(1.34)*	1.92*	(1.28)*	67
(4.50)	16,956	2.04	(1.10)	2.02	(1.08)	89
2.91	22,284	2.05	(1.47)	2.05	(1.47)	118
12.01	24,304	2.05	(1.56)	2.05	(1.56)	106
29.33	22,181	2.05	(1.14)	2.04	(1.13)	108
6.06	17,874	2.05	(1.16)	2.02	(1.13)	113

13.07	36,777	1.48*	(0.79)*	1.42*	(0.73)*	67
(4.04)	55,093	1.54	(0.59)	1.52	(0.57)	89
3.43	54,866	1.55	(0.98)	1.55	(0.98)	118
12.59	64,262	1.55	(1.10)	1.55	(1.10)	106
29.97	47,168	1.55	(0.63)	1.54	(0.63)	108
6.59	38,869	1.55	(0.67)	1.52	(0.64)	113

13.46	72,136	0.84*	(0.22)*	0.76*	(0.15)*	67
(3.41)	50,677	0.89	0.12	0.86	0.14	89
4.09	31,167	0.92	(0.33)	0.92	(0.33)	118
13.31	16,192	0.92	(0.44)	0.92	(0.44)	106
20.12	25,874	0.92*	(0.14)*	0.92*	(0.14)*	108

13.34	428,591	0.99*	(0.33)*	0.92*	(0.27)*	67
(3.54)	491,747	1.04	(0.10)	1.02	(0.08)	89
3.95	730,560	1.05	(0.47)	1.05	(0.47)	118
13.15	814,636	1.05	(0.56)	1.05	(0.56)	106
30.60	776,915	1.05	(0.13)	1.04	(0.12)	108
7.13	744,480	1.05	(0.17)	1.02	(0.14)	113

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2017.
(f)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      47

Financial Highlights (Unaudited) (continued)
Small Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/95)
2017(e)	$19.90	$(0.08)	$3.35	$ 3.27	$ —	$(0.10)	$(0.10)	$23.07
2016	21.57	(0.10)	0.45	0.35	—	(2.02)	(2.02)	19.90
2015	24.41	(0.22)	0.33	0.11	—	(2.95)	(2.95)	21.57
2014	27.13	(0.26)	2.35	2.09	—	(4.81)	(4.81)	24.41
2013	21.25	(0.26)	7.93	7.67	—	(1.79)	(1.79)	27.13
2012	20.41	(0.21)	1.35	1.14	—	(0.30)	(0.30)	21.25
Class C (09/01)
2017(e)	16.02	(0.13)	2.70	2.57	—	(0.10)	(0.10)	18.49
2016	17.89	(0.20)	0.35	0.15	—	(2.02)	(2.02)	16.02
2015	20.89	(0.33)	0.28	(0.05)	—	(2.95)	(2.95)	17.89
2014	24.05	(0.38)	2.03	1.65	—	(4.81)	(4.81)	20.89
2013	19.17	(0.38)	7.05	6.67	—	(1.79)	(1.79)	24.05
2012	18.58	(0.34)	1.23	0.89	—	(0.30)	(0.30)	19.17
Class R3 (12/00)
2017(e)	18.97	(0.10)	3.19	3.09	—	(0.10)	(0.10)	21.96
2016	20.71	(0.14)	0.42	0.28	—	(2.02)	(2.02)	18.97
2015	23.60	(0.27)	0.33	0.06	—	(2.95)	(2.95)	20.71
2014	26.45	(0.31)	2.27	1.96	—	(4.81)	(4.81)	23.60
2013	20.81	(0.30)	7.73	7.43	—	(1.79)	(1.79)	26.45
2012	20.04	(0.26)	1.33	1.07	—	(0.30)	(0.30)	20.81
Class R6 (06/16)
2017(e)	22.96	(0.04)	3.87	3.83	—	(0.10)	(0.10)	26.69
2016(f)	21.63	(0.02)	1.35	1.33	—	—	—	22.96
Class I (08/95)
2017(e)	22.94	(0.06)	3.87	3.81	—	(0.10)	(0.10)	26.65
2016	24.51	(0.06)	0.51	0.45	—	(2.02)	(2.02)	22.94
2015	27.26	(0.19)	0.39	0.20	—	(2.95)	(2.95)	24.51
2014	29.68	(0.23)	2.62	2.39	—	(4.81)	(4.81)	27.26
2013	23.03	(0.21)	8.65	8.44	—	(1.79)	(1.79)	29.68
2012	22.04	(0.17)	1.46	1.29	—	(0.30)	(0.30)	23.03
48      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

16.44%	$33,689	1.42%*	(0.77)%*	1.34%*	(0.69)%*	45%
1.90	31,255	1.48	(0.58)	1.42	(0.52)	106
0.72	33,922	1.50	(1.00)	1.47	(0.97)	128
9.07	38,990	1.57	(1.19)	1.47	(1.09)	125
39.22	40,965	1.55	(1.17)	1.46	(1.09)	119
5.73	35,306	1.72	(1.21)	1.47	(0.97)	118

16.05	2,284	2.17*	(1.52)*	2.09*	(1.44)*	45
1.10	1,971	2.23	(1.32)	2.18	(1.27)	106
(0.03)	2,278	2.25	(1.75)	2.22	(1.72)	128
8.26	2,250	2.32	(1.94)	2.22	(1.84)	125
38.17	2,350	2.30	(1.91)	2.22	(1.83)	119
4.93	1,568	2.46	(1.96)	2.22	(1.72)	118

16.29	1,572	1.67*	(1.02)*	1.59*	(0.94)*	45
1.62	1,631	1.73	(0.83)	1.67	(0.78)	106
0.50	1,439	1.75	(1.26)	1.72	(1.23)	128
8.77	2,077	1.82	(1.44)	1.72	(1.34)	125
38.86	1,941	1.80	(1.40)	1.72	(1.32)	119
5.48	2,395	1.96	(1.46)	1.72	(1.22)	118

16.64	20,251	1.05*	(0.40)*	0.97*	(0.32)*	45
6.15	19,524	1.02*	(0.29)*	0.96*	(0.23)*	106

16.61	42,230	1.17*	(0.53)*	1.09*	(0.45)*	45
2.10	34,468	1.24	(0.32)	1.19	(0.26)	106
1.00	62,403	1.25	(0.75)	1.22	(0.71)	128
9.34	62,887	1.32	(0.94)	1.22	(0.84)	125
39.55	48,141	1.30	(0.90)	1.22	(0.82)	119
5.99	48,111	1.47	(0.96)	1.22	(0.72)	118

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2017.
(f)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      49

Notes to
Financial Statements (Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”), Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is April 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2017 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
The investment objective of Large Cap Growth Opportunities is long-term growth of capital. The investment objective of Mid Cap Growth Opportunities is capital appreciation. The investment objective of Small Cap Growth Opportunities is growth of capital.
The Funds' most recent prospectus provides further descriptions of each Fund's investment objective, principal investment strategies and principal risks.
Fund Reorganizations
On April 13, 2017, the Board of Directors/Trustees of the Trust and Nuveen Investment Trust ("NIT") (the "Board") has approved the reorganization of Large Cap Growth Opportunities (the "Acquired Fund"), into Nuveen Large Cap Growth Fund (the "Acquiring Fund"), a series of NIT. In order for the reorganization to occur, it must be approved by the share holders of the Acquired Fund.
A special meeting of the Acquired Fund's shareholders for the purpose of voting on the Reorganization is scheduled for August 18, 2017. If the required approval is obtained on that date, it is anticipated that the reorganization will be consummated at the close of business on October 6, 2017 or as soon as practicable thereafter, at which time the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the shareholders of the Acquired Fund and the Acquired Fund will be terminated. As a result of the Reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The shareholders of the Acquired Fund will receive Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of the Reorganization. Further information regarding the proposed Reorganization of the Acquired Fund will be contained in proxy materials that are expected to be sent to the Acquired Fund's shareholders in late June or early July 2017.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.
50      NUVEEN

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
NUVEEN      51

Notes to Financial Statements (Unaudited) (continued)
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Large Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$300,297,115	$ —	$ —	$300,297,115
Investments Purchased with Collateral from Securities Lending	8,080,916	—	—	8,080,916
Short-Term Investments:
Money Market Funds	725,878	—	—	725,878
Total	$309,103,909	$ —	$ —	$309,103,909

52      NUVEEN

Mid Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$791,515,972	$ —	$ —	$791,515,972
Exchange-Traded Funds	6,296,436	—	—	6,296,436
Investments Purchased with Collateral from Securities Lending	29,470,847	—	—	29,470,847
Short-Term Investments:
Money Market Funds	3,862,112	—	—	3,862,112
Total	$831,145,367	$ —	$ —	$831,145,367

Small Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$ 96,168,312	$ —	$ 1**	$ 96,168,313
Investments Purchased with Collateral from Securities Lending	13,352,652	—	—	13,352,652
Short-Term Investments:
Money Market Funds	2,880,641	—	—	2,880,641
Total	$112,401,605	$ —	$ 1	$112,401,606

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of the independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Securities Lending
In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Each Fund also has the ability to recall the securities on loan at any time.
Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collat
NUVEEN      53

Notes to Financial Statements (Unaudited) (continued)
eral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.
The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Growth Opportunities	Common Stocks	$7,969,028	$(7,969,028)	$ —
Mid Cap Growth Opportunities
	Common Stocks	$24,266,524	$(24,266,524)	$ —
	Exchange-Traded Funds	3,929,200	(3,929,200)	—
Total		$28,195,724	$(28,195,724)	$ —
Small Cap Growth Opportunities	Common Stocks	$13,078,984	$(13,078,984)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Securities lending fees paid by each Fund during the current fiscal period were as follows:
	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Securities lending fees paid	$ —	$ —	$4,591
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
54      NUVEEN

4.  Fund Shares
Each Fund has an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 4/30/17		Year Ended 10/31/16
Large Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	93,768	$ 2,671,814	298,709	$ 9,006,187
Class C	33,875	762,779	96,601	2,511,881
Class R3	19,261	516,695	51,879	1,496,322
Class R6	4,394	136,820	41,020	1,330,519
Class I	388,976	12,157,951	786,069	26,779,789
Shares issued to shareholders due to reinvestment of distributions:
Class A	418,521	11,145,224	698,514	21,462,783
Class C	54,435	1,165,989	91,518	2,328,427
Class R3	29,757	752,259	48,358	1,419,840
Class R6	61,445	1,808,944	91,507	3,068,118
Class I	508,096	14,877,046	951,156	31,769,784
	1,612,528	45,995,521	3,155,331	101,173,650
Shares redeemed:
Class A	(600,572)	(17,001,070)	(1,025,885)	(31,271,276)
Class C	(103,139)	(2,381,185)	(209,415)	(5,204,689)
Class R3	(45,055)	(1,211,601)	(93,721)	(2,614,137)
Class R6	(95,441)	(2,985,321)	(104,797)	(3,555,621)
Class I	(1,562,931)	(48,937,818)	(3,357,144)	(110,587,365)
	(2,407,138)	(72,516,995)	(4,790,962)	(153,233,088)
Net increase (decrease)	(794,610)	$(26,521,474)	(1,635,631)	$ (52,059,438)

	Six Months Ended 4/30/17		Year Ended 10/31/16
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	403,227	$ 15,153,708	1,286,993	$ 46,257,083
Class C	21,377	632,541	49,057	1,433,532
Class R3	124,846	4,404,664	930,527	31,797,493
Class R6	525,722	22,354,393	748,186	31,832,382
Class I	512,552	22,521,081	1,389,963	57,544,954
Shares issued to shareholders due to reinvestment of distributions:
Class A	338,790	12,416,659	792,841	29,200,332
Class C	30,334	874,224	66,705	1,969,787
Class R3	76,052	2,629,881	149,955	5,236,446
Class R6	45,085	1,941,793	49,885	2,136,595
Class I	392,169	16,784,856	1,001,858	42,719,209
	2,470,154	99,713,800	6,465,970	250,127,813
Shares redeemed:
Class A	(2,116,807)	(79,136,547)	(3,233,940)	(117,025,698)
Class C	(112,960)	(3,331,109)	(190,972)	(5,612,585)
Class R3	(815,736)	(29,005,366)	(874,522)	(29,582,220)
Class R6	(205,563)	(9,141,877)	(257,869)	(10,831,697)
Class I	(3,266,247)	(142,705,172)	(6,254,743)	(259,646,329)
	(6,517,313)	(263,320,071)	(10,812,046)	(422,698,529)
Net increase (decrease)	(4,047,159)	$(163,606,271)	(4,346,076)	$(172,570,716)

NUVEEN      55

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 4/30/17		Year Ended 10/31/16
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	69,788	$ 1,549,142	86,880	$ 1,652,635
Class C	14,499	258,472	12,361	175,990
Class R3	6,921	145,410	55,049	1,026,498
Class R6 – exchanges	—	—	938,692	20,303,916
Class I	319,451	8,194,273	306,571	6,743,697
Shares issued to shareholders due to reinvestment of distributions:
Class A	6,530	143,536	156,382	3,021,304
Class C	630	11,123	15,927	249,421
Class R3	342	7,155	7,678	141,728
Class R6	2,978	75,588	—	—
Class I	3,494	88,598	164,750	3,662,396
	424,633	10,473,297	1,744,290	36,977,585
Shares redeemed:
Class A	(186,907)	(4,148,305)	(244,847)	(4,712,686)
Class C	(14,632)	(259,720)	(32,616)	(496,420)
Class R3	(21,678)	(448,320)	(46,235)	(850,147)
Class R6	(94,496)	(2,360,000)	(88,309)	(2,100,000)
Class I	(240,726)	(6,088,213)	(576,362)	(12,822,609)
Class I – exchanges	—	—	(938,692)	(20,303,916)
	(558,439)	(13,304,558)	(1,927,061)	(41,285,778)
Net increase (decrease)	(133,806)	$ (2,831,261)	(182,771)	$ (4,308,193)
5.  Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:
	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$182,246,113	$587,226,164	$42,024,514
Sales	243,011,599	792,637,523	46,111,427
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transaction. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
56      NUVEEN

As of April 30, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:
	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Cost of investments	$210,381,587	$694,968,486	$95,548,968
Gross unrealized:
Appreciation	$100,513,056	$146,133,191	$19,346,012
Depreciation	(1,790,734)	(9,956,311)	(2,493,374)
Net unrealized appreciation (depreciation) of investments	$ 98,722,322	$136,176,880	$16,852,638
Permanent differences, primarily due to distribution reclasses, net operating losses, tax equalization, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Funds' components of net assets as of October 31, 2016, the Funds' last tax year end, as follows:
	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Capital paid-in	$ 4,957,977	$(6,285,119)	$(19,569)
Undistributed (Over-distribution of) net investment income	219,610	7,066,760	23,229
Accumulated net realized gain (loss)	(5,177,587)	(781,641)	(3,660)
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2016, the Funds' last tax year end, were as follows:
	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income[1]	$ —	$ —	$ —
Undistributed net long-term capital gains	36,622,106	37,156,491	384,131

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2016, was designated for purposes of the dividends paid deduction as follows:
	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$ 5,517,136	$ —	$1,799,025
Distributions from net long-term capital gains	78,494,647	89,831,422	6,723,321

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of October 31, 2016, the Funds’ last tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as as follows.
	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Post-October capital losses[2]	$ —	$ —	$ —
Late-year ordinary losses[3]	86,548	1,650,071	321,130

[2]	Capital losses incurred from November 1, 2015 through October 31, 2016, the Funds' last tax year end.
[3]	Ordinary losses incurred from January 1, 2016 through October 31, 2016 and/or specified losses incurred from November 1, 2015 through October 31, 2016.
NUVEEN      57

Notes to Financial Statements (Unaudited) (continued)
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.4875	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For net assets over $2 billion	0.4250	0.5250	0.5750
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2017, the complex-level fee rate for each Fund was 0.2000%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring February 28, 2018 may be terminated or modified prior to that date only with the approval of the Board.
58      NUVEEN

Fund	Expense Cap	Expense Cap Expiration Date
Large Cap Growth Opportunities	0.89%	February 28, 2018
Mid Cap Growth Opportunities	0.92%	February 28, 2018
Small Cap Growth Opportunities	1.09%*	February 28, 2018
* Effective May 31, 2017 (subsequent to the close of the reporting period), the Fund's Expense Cap is 0.99% and will expire on July 31, 2019.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected	$14,026	$28,640	$13,414
Paid to financial intermediaries	12,272	25,623	11,745
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances	$857	$4,332	$1,145
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained	$2,004	$2,977	$741
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained	$418	$411	$ —
8.  Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at at variable rate. On December 31, 2016, Large Cap Growth Opportunities utilized $39,365 of the Unsecured Credit Line at an annualized interest rate of 2.02% on its outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number
NUVEEN      59

Notes to Financial Statements (Unaudited) (continued)
of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Fund based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the board of each Participating Fund.
During the current fiscal period, Mid Cap Growth Opportunities utilized this facility. The Fund's average daily balance outstanding and average annual interest rate during the utilization period was $28,000,000 and 2.02%, respectively. The Fund's maximum outstanding daily balance during the utilization period was $28,000,000. Borrowings outstanding as of the end of the reporting period are recognized as "Borrowings" on the Statement of Assets and Liabilities. Large Cap Growth Opportunities and Small Cap Growth Opportunities did not utilize this facility during the current fiscal period.
9.  New Accounting Pronouncements
Amendments to Regulation S-X
In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.
10.  Subsequent Events
Management Fees
Effective May 31, 2017, the Adviser has agreed to waive fees and/or reimburse expenses of Small Cap Growth Opportunities through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to July 31, 2019 only with the approval of the Board.
During May 2017, the Board approved a change to each Fund’s annual Fund-level management fee schedule, which will become effective on August 1, 2017.
Effective August 1, 2017 the annual Fund-level fee, payable monthly, for each Fund will be calculated according to the following schedules:
Average Daily Net Assets	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.4875	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For the next $3 billion	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4000	0.5000	0.5500
For the next $2.5 billion	0.3875	0.4875	0.5375
For net assets of $10 billion and greater	0.3750	0.4750	0.5250
60      NUVEEN

Additional
Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National
Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53202
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
NUVEEN      61

Glossary of Terms
Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
62      NUVEEN

Notes
NUVEEN      63

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MSA-FCGO-0417P184328-INV-B-06/18

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report April 30, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ARSTX

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NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news and earnings growth, inflation is ticking higher and interest rates are higher amid the Federal Reserve (Fed) rate hikes.

The Trump administration’s early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House’s pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected. Additionally, Brexit negotiations in the U.K. face new uncertainties in light of the reshuffling of Parliament following the June snap election.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted a series of interest rate hikes in December 2016, March 2017 and June 2017, a vote of confidence that its employment and inflation targets are generally on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and triggered the U.K.’s Brexit remained in the minority during both March’s Dutch general election and May’s French presidential election, easing the political uncertainty surrounding Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Large Cap Select Fund

Nuveen Small Cap Select Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. For the majority of the reporting period, David Chalupnik, CFA, and Tony Burger, CFA, served as the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Tony joined the management team for the Fund in 2004.

Effective April 13, 2017, Evan Staples, CFA, replaced Tony as a portfolio manager on the Nuveen Large Cap Select Fund.

Mark Traster, CFA, and Gregory Ryan, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Mark assumed portfolio manager responsibilities in 2008 and Greg joined the portfolio management team for the Fund in 2013.

On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2017.

Nuveen Large Cap Select Fund

How did the Fund perform during the six-month reporting period ended April 30, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV outperformed both the S&P 500® Index and the Lipper Large-Cap Core Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to employ our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst to drive future performance. Our process focuses on constructing a portfolio that we believe offers the best opportunity to achieve superior, risk-adjusted returns over the long term. Throughout the reporting period, the Fund remained cyclically oriented with the most significant change in positioning coming from a more than 6% decrease in its information technology weighting. We also decreased the Fund’s industrial exposure to end with a slight underweight versus the benchmark during the reporting period. On the other hand, we increased the Fund’s energy exposure from an underweight to an overweight position versus the benchmark. We also shifted from a zero weight to slightly less than 2% in consumer staples, which still represented a significant underweight to the benchmark.

The Fund’s outperformance versus both its S&P 500® benchmark and Lipper peers was the result of strong security selection and beneficial sector weights. In terms of the former, stock selection was favorable in the financial, consumer discretionary, industrial and health care sectors. The Fund also benefited from an overweight position in financials, the best-performing sector in the S&P 500®

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Index, and an underweight position in consumer staples, one of the weakest performing sectors. Energy was the only detractor of note during the reporting period due to security selection and an overweight position in this poorly performing sector.

The financial sector had the greatest positive impact on performance and featured some of the Fund’s top overall contributors for the reporting period: Bank of America Corporation, Discover Financial Services, JPMorgan Chase & Co., SVB Financial Group and KeyCorp. Early in the reporting period, we added to various financials because the sector looked inexpensive and we expected the yield curve to steepen, given the improving economic data globally. Our most significant contributor in the sector was Bank of America, which saw improvements from lower expenses and growth in its consumer banking business. Investor confidence was further bolstered when the company announced that its annualized, pretax net interest income would go up by $2 billion with a 100 basis point rise in long-term yields and nearly $3.3 billion with a 100 basis point rise in short-term rates. Furthermore, Bank of America finally announced the sale of its U.K. credit card business to Lloyds Banking Group, which is expected to be completed in the first half of 2017. The sale is viewed as a strategic move given that the company has no other consumer business in the U.K. and because of the uncertain outlook following Brexit. The transaction will also free up capital for Bank of America. Direct banking and payment services company Discover Financial reported solid third-quarter results after delivering growth in both loans and net interest margin. The company also benefited, along with most other financial services firms, from the post-election improvement in economic sentiment and the impending Federal Reserve (Fed) rate hikes. Multi-national banking and financial services holding company JPMorgan continued its run as a best-in-class company, gaining market share in every business line. The company is seeing high single-digit core loan growth, net interest margin expansion and increasing capital return. In addition, we believe earnings per share growth will likely outpace its competitors regardless of the interest rate backdrop. From a valuation perspective, JPMorgan trades at a discount relative to its group. As the company’s widening competitive advantage becomes better understood, we believe multiple expansion could accelerate.

Finally, the banking area of financials displayed standout performance after the election signaled a change in agenda that favored the group, coupled with the rising rate bias indicated by the Fed. Investors anticipated that this domestic focused group would benefit from a steeper yield curve, potentially lower corporate tax rates and a more subdued regulatory environment. SVB Financial, parent company for the tech-focused lender Silicon Valley Bank, benefited from the improving sentiment around economic growth prospects, which should increase demand for loans and other financial services, and higher inflation, which should translate into higher rates and wider profit margins from loans. Meanwhile, bank-based holding company KeyCorp has reaped cost savings from its First Niagara Financial Group acquisition and demonstrated good loan growth, an uptick in net interest margin and stable expenses. The acquisition is improving metrics for KeyCorp, such as deposits per branch, which should ultimately increase operating efficiency and improve returns on tangible equity over the next few years.

Stock selection was also strong in the consumer discretionary sector, led by a position in Wynn Resorts Limited, the operator of luxury casino and resort properties in the U.S., Macau and Cotai. During the reporting period, the company reported solid earnings and low cannibalization from its newly opened Wynn Palace in its earnings report. Earnings from properties in the Chinese gaming enclave of Macau were especially strong, exceeding Wall Street estimates, while gaming volumes were higher than expected. We believe several catalysts remain for Wynn Resorts, including ongoing improvements in gaming and the continued trend of positive data from Las Vegas and Macau, which should provide for upward earnings revisions. On the heels of a long running anti-corruption campaign in China, we believe this company is best positioned to benefit from stabilization in the Macau and Cotai regions.

Results were also positive in the health care sector due to solid performance from Vertex Pharmaceuticals Inc. and Cigna Corporation. Biotechnology company Vertex Pharmaceuticals, which is predominantly focused on treatments for cystic fibrosis (CF), presented strong data from its late-stage trial for Tezacaftor. The company anticipates that this drug, which will be used in conjunction with its existing product for CF, will be a more effective and better tolerated option for these patients. If approved by the U.S. Food and Drug Administration, the new combination therapy would broadly expand the company’s addressable CF market. We believe the company continues to have a number of catalysts that could increase labels and provide paths to revenue growth, plus it operates in a space with low competition. Shares of global health insurance provider Cigna Corporation rebounded following a difficult summer after the company reported solid earnings for both the third and fourth quarters. As expected, the Cigna and Anthem merger was blocked by a federal appeals court. However, the company’s improved earnings and the opportunities for capital deployment made possible by a cash-heavy balance sheet helped support its stock. We believe Cigna remains well positioned to benefit from strong enrollment and earnings growth and will capitalize on its financial flexibility.

6	NUVEEN

Energy was the main detractor on the Fund’s performance during the reporting period, due to both security selection and an overweight position in the sector. The overall return for the sector was basically flat during a period where the S&P 500® Index advanced more than 13%. The sector has been under pressure since the beginning of 2017 because of the lack of progress in decreasing the global inventory glut, despite a production cut agreement by the Organization of the Petroleum Exporting Countries (OPEC) in November 2016. U.S. crude inventories have risen faster than expected due to a revival among shale producers. While reducing the oversupply is taking some time, we are finally seeing a downward trend of oil imports into the United States. Consequently, fundamentals from both a macro and micro standpoint are slowly improving in the energy sector. The Fund’s positions in Nabors Industries Ltd., Anadarko Petroleum Corporation, Parsley Energy Inc. and Pioneer Natural Resources Company did detract over this reporting period. However, we remain invested in all four companies based on the improving fundamental backdrop and other recent signs of strength. We continue to like Nabors, an oil and gas drilling contractor with operations in more than 20 countries, because strong growth in high specification rigs has recently boded well for pricing. The company is running its super-spec fleet at near 100%, which should drive margins higher after the first quarter. Nabors should also benefit from organic growth because nine of the ten rigs it is building are already contracted in 2017. In terms of Anadarko Petroleum, the company divested its Marcellus assets, which were primarily natural gas focused, as part of its shift to a more oil-dominant product mix. We believe the company continues to have optionality given this shift and is well positioned for additional U.S. onshore activity. Exploration and production (E&P) firm Parsley Energy, which is focused in the prolific Permian Basin in Texas, has made recent acquisitions including additional acreage for its Midland portfolio and investments in the Delaware region to increase infrastructure needs. We believe the company will continue to report strong well results and increase efficiencies to lower its cost of production. Pioneer, the most active E&P company in the Permian Basin with the largest land base in the Midland area, remains one of our preferred E&P names because we still see upside potential for volumes and net asset value.

In the information technology sector, positions in Google’s parent company Alphabet Inc. and social media giant Facebook, Inc. weighed on performance. In the case of Alphabet, the company’s cost of acquiring traffic is increasing and it will likely experience a decline in gross margins in the short to intermediate term. Advertisers are utilizing programmatic advertising, which has a higher return on investment but is cheaper for the advertiser, resulting in less revenue for Google. For these and other reasons, we exited our position in Alphabet to capture gains in the stock and to fund better opportunities. In terms of Facebook, the Fund was hindered by its underweight position in the stock, which represents a fairly large weight in the index. Generally speaking, the company benefited from the rally among technology and internet-related stocks as investors moved away from value and cyclicals and sought out large, high quality growth stocks early in 2017. Facebook also continued to aggressively battle competition from Snap, which went public during the reporting period, by announcing new features on its Instagram app that mimic Snapchat. Additionally, Facebook continued to benefit from its enormous active user base, which allows it to sell targeted ads at higher rates, while remaining on the cutting edge of two new trends, mobile video and virtual reality.

Nuveen Small Cap Select Fund

How did the Fund perform during the six-month reporting period ended April 30, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed both the Russell 2000® Index and the Lipper Small-Cap Core Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes primarily in the common stocks of small-capitalization companies with market capitalizations of $103 million to $4.7 billion at the time of purchase. During this reporting period, we continued to execute on our strategy of investing in well run small-cap companies that we believe offer good value in order to generate competitive returns for the Fund. We continued to tap into our firm’s strong fundamental research capabilities in order to find what we believe to be the best ideas within the small-cap universe. These companies exhibit strong cash flows and attractive valuations, plus have identifiable, near-term catalysts that could be realized over the next 12 to 24 months.

NUVEEN	7

Portfolio Managers’ Comments (continued)

The Fund’s underperformance versus its benchmarks was primarily the result of stock selection issues in the information technology, energy and consumer staples sectors. Information technology was a challenging area for the Fund during the reporting period, particularly our position in Synchronoss Technologies, Inc., which provides cloud management solutions for mobile carriers and mobility/identity management for enterprise clients. Shares sold off following the divestiture of the company’s declining cell phone activation business, coupled with a transformative acquisition of IntraLinks to solidify its position in the emerging enterprise segment. The IntraLinks deal closed in January 2017 and Synchronoss subsequently negatively pre-announced results for first quarter 2017, a rare event for a company with a relatively predictable subscription revenue model and a long track record of not missing expectations. We have retained our position for the time being as we await more details on the company’s future direction from the returning management team, but are monitoring these changes closely.

Also in technology, the Fund experienced weakness from data management software and services provider CommVault Systems Inc., despite the company’s solid December 2016 quarter financial results that featured better-than-expected revenues and operating margins. Shares retreated after management highlighted challenging margins over the next several quarters driven by foreign exchange impacts, softer service revenues and investments in the business that weighed on fiscal 2018 financial guidance. We continue to own the name as a play on data management and archiving, where we believe earnings comparisons should become more favorable, and as the switch from maintenance to license revenues takes hold. The Fund also saw disappointing results from SPS Commerce Inc., a provider of business-to-business solutions to connect retailers with suppliers. The company served up a disappointing outlook for 2017, which included a sales force restructuring that led us to exit the position. In the internet software space, shares of Cornerstone Ondemand Inc., a leading provider of comprehensive learning and talent management solutions, drifted lower despite a strong fourth quarter 2016 financial report. The company delivered full-year revenue guidance for 2017 that was slightly below expectations based on softness among mid-market customers as well as European headwinds. However, our outlook remains favorable because this e-learning leader continues to outgrow the market, combined with prospects of margin improvement and the involvement of an activist investor.

Energy was the worst performing sector within the Russell 2000® Index, particularly year-to-date in 2017 because of the lack of progress in decreasing the global inventory glut, despite a production cut agreement by the Organization of the Petroleum Exporting Countries (OPEC) in November 2016. U.S. crude inventories have risen faster than expected due to a revival among shale producers. While reducing the oversupply is taking some time, we are finally seeing a downward trend of oil imports into the United States. Consequently, fundamentals from both a macro and micro standpoint are slowly improving in the energy sector. That being said, our positions in Carrizo Oil & Gas, Inc., Superior Energy Services Inc. and Callon Petroleum Company did detract during the reporting period. However, we remain invested in all three companies based on the improving fundamental backdrop and other recent signs of strength. Exploration and production company Carrizo Oil & Gas announced favorable fourth-quarter results and 2017 guidance during the reporting period and is still reporting solid operating results with production volumes and earnings ahead of consensus. Superior Energy, a global energy services company with solid market positioning in the well completion and production markets, issued a first-quarter 2017 report that showed sequential improvement in its margin profile, driven primarily by increasing pressure pumping activity and pricing in its U.S. land completion services segment. The company has expensed the reactivation costs of once idle equipment over the past two quarters, leaving potential for additional margin improvement. Superior Energy’s management also remains disciplined in its allocation of capital. The most recent first-quarter 2017 report issued by Callon Petroleum, a pure-play Permian exploration and production firm, indicated that the company is back on track with its production growth profile, operating margins and solid individual well results that solidify the underlying value of acreage acquired in 2016.

The main drag in the consumer staples sector resulted from our position in private label foods manufacturer TreeHouse Foods Inc. The company announced weak third-quarter results, coupled with a pair of management departures and difficulties in the integration of the Private Brands acquisition from ConAgra. As a result of these setbacks, we decided to exit our position in TreeHouse Foods during the reporting period.

The Fund benefited from stock selection in the financial, industrials and consumer discretionary sectors during the reporting period. The financial sector was the Fund’s top performing area led by strong contributions from Bank of the Ozarks, Inc., CNO Financial Group, Inc. and Evercore Partners Inc. The banking group, in particular, displayed strong performance after the election signaled a change in agenda that favored the group, coupled with the rising interest rate bias indicated by the Federal Reserve. Investors anticipated that this domestic-focused group would benefit from a steeper yield curve, potentially lower corporate tax rates and a

8	NUVEEN

more subdued regulatory environment. Bank of the Ozarks, an Arkansas-based bank focused in the Southern U.S., continued to display strong top-line growth. Outside of the banking area, the Fund benefited from a position in CNO Financial, a diversified life insurance firm that offers supplemental health insurance, annuities and long-term care products. CNO Financial’s announcement of the resumption of its share buyback plan was a positive catalyst and suggested that the company has moved past last fall’s controversy with reinsurer Beechwood Re. Performance was also aided by a position in Evercore Partners, an investment banking advisory and management firm focused on the institutional market. The company experienced strong top-line growth given the productivity of its staff and the tailwinds of an improving merger and acquisition market. The pipeline of transactions, new advisor hires and an improved economic environment boded well for Evercore’s shares during the reporting period.

The industrial sector was also home to several standouts for the Fund, including executive search firm, Korn/Ferry International. After detracting during the previous reporting period, Korn/Ferry’s shares surged following its fiscal third-quarter results. Management signaled that not only had its business recovered following the post Brexit-related weakness, but that new business had accelerated in Europe and North America following the election. Shares of NN Inc., a diversified manufacturer of plastic and metal components, advanced following a solid fourth-quarter 2016 earnings report and favorable 2017 guidance. On the heels of difficult end markets in 2015 and 2016, NN’s management expressed a more optimistic tone to start 2017, particularly for its short-cycle industrial business. More recently, the company offered more positive news relating to debt refinancing, which could be additive to earnings.

The leading contributor in the consumer discretionary sector was a position in Penn National Gaming Inc., a regional company operating 29 gaming facilities across the U.S. We purchased shares in January 2017 after the company reported its fourth-quarter results and gave conservative guidance. We believed the shares were undervalued at that time due to unwarranted investor concerns surrounding a new competitive threat to its Charles Town, West Virginia casino and its recently purchased facility, Tropicana Las Vegas. In the middle of March 2017, Penn National’s shares surged after the company revised its outlook and raised guidance due to lower-than-expected competitive pressures from the rival casino in Charles Town and stronger results from its Tropicana casino. The discretionary area was also home to one laggard of note, Hibbett Sports, Inc., a retailer of athletic footwear, apparel and sports equipment in the South, Southwest, Mid-Atlantic and Midwest. The company preannounced disappointing results for the first fiscal quarter of 2018 with comparable store sales declining nearly 5% versus expectations of flat comps, resulting in sales and earnings-per-share misses for the quarter. Although the retail environment remains difficult, we believe Hibbett Sports should benefit from its current efforts to build out its Omni Channel business, which should result in better-than-industry traffic trends, comps and improving margins.

In health care, the Fund experienced favorable results from Cambrex Corporation, a manufacturer of small molecule active pharmaceutical ingredients (API) for other drug companies. The company has recently reported favorable results due to new product additions over the past year that are driving strong revenue growth. The product growth has also allowed Cambrex to more fully leverage some of its existing FDA-approved manufacturing facilities, resulting in improving margins as well. We believe this company continues to have a strong outlook for 2017 and beyond with a number of new drug additions in its pipeline. Offsetting some of the strength, performance was hindered by a position in Diplomat Pharmacy Inc., a specialty pharmacy providing services for patients with complicated and rare diseases. The company surprisingly announced a restatement on its quarterly call resulting from remuneration fees owed to larger pharmacy benefit managers that would pose a substantial financial headwind absent a lengthy and costly lawsuit. As a result, we exited this position.

Lastly, a pair of the Fund’s technology holdings had a positive impact on performance, despite the negative overall performance in that sector. Shares of NeuStar Inc., a specialty data analytics and security services provider, jumped sharply after the company agreed to be acquired by a private equity group at a strong premium. Also, investors bid up shares of MKS Instruments Inc. after the company posted a series of strong earnings reports due to healthy market demand and execution in its respective markets. MKS Instruments has benefited from recent technology transitions in semiconductor manufacturing toward 3D production approaches, which add capital intensity and drive demand for the company’s vacuum, power and analysis tools. Forward growth and profit prospects have also improved following the company’s transformative acquisition of Newport Corporation in April 2016, which has expanded and diversified MKS Instruments’ served addressable market and offered cost improvement benefits.

NUVEEN	9

Risk Considerations

Nuveen Large Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Small Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, IPO risk, and common stock risk. Small-cap stocks are subject to greater volatility and liquidity risks. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	17.65%	24.51%	13.41%	6.42%
Class A Shares at maximum Offering Price	10.86%	17.37%	12.08%	5.79%
S&P 500® Index	13.32%	17.92%	13.68%	7.15%
Lipper Large-Cap Core Funds Classification Average	12.60%	16.29%	12.15%	6.32%

Class C Shares	17.20%	23.56%	12.57%	5.60%
Class I Shares	17.76%	24.82%	13.70%	6.69%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	14.23%	23.72%	12.99%	6.76%
Class A Shares at maximum Offering Price	7.66%	16.60%	11.66%	6.13%
Class C Shares	13.76%	22.82%	12.14%	5.93%
Class I Shares	14.37%	24.10%	13.27%	7.03%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.19%	1.94%	0.94%
Net Expense Ratios	1.14%	1.89%	0.89%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.89% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

12	NUVEEN

Nuveen Small Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	15.63%	23.12%	11.46%	6.49%
Class A Shares at maximum Offering Price	9.00%	16.01%	10.15%	5.86%
Russell 2000® Index	18.37%	25.63%	12.95%	7.05%
Lipper Small-Cap Core Funds Classification Average	16.54%	21.50%	11.79%	6.58%

Class C Shares	15.25%	22.37%	10.65%	5.71%
Class R3 Shares	15.51%	22.71%	11.17%	6.23%
Class I Shares	15.83%	23.41%	11.75%	6.77%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	10.47%	25.98%	10.85%	6.77%
Class A Shares at maximum Offering Price	4.12%	18.70%	9.54%	6.13%
Class C Shares	10.01%	25.12%	10.03%	5.97%
Class R3 Shares	10.22%	25.63%	10.56%	6.50%
Class I Shares	10.61%	26.35%	11.12%	7.03%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.41%	2.16%	1.66%	1.16%
Net Expense Ratios	1.24%	1.99%	1.49%	0.99%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

NUVEEN	13

Holding

Summaries as of April 30, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	99.4%
Investments Purchased with Collateral from Securities Lending	1.5%
Money Market Funds	0.5%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	11.1%
Software	9.9%
Oil, Gas, & Consumable Fuels	7.6%
Technology Hardware, Storage & Peripherals	6.9%
Biotechnology	6.7%
IT Services	5.6%
Capital Markets	5.5%
Machinery	4.9%
Health Care Providers & Services	4.8%
Chemicals	3.6%
Hotels, Restaurants & Leisure	3.6%
Internet and Direct Marketing Retail	3.3%
Energy Equipment & Services	2.4%
Specialty Retail	2.4%
Containers & Packaging	2.2%
Other	18.9%
Investments Purchased with Collateral from Securities Lending	1.5%
Money Market Funds	0.5%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Apple, Inc.	5.4%
Microsoft Corporation	4.5%
Bank of America Corporation	4.4%
JP Morgan Chase & Co.	3.9%
MasterCard, Inc.	2.3%

14	NUVEEN

Nuveen Small Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	98.1%
Investments Purchased with Collateral from Securities Lending	4.0%
Money Market Funds	1.2%
Other Assets Less Liabilities	(3.3)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	13.0%
Equity Real Estate Investment Trusts	6.5%
Health Care Providers & Services	5.6%
Hotels, Restaurants & Leisure	4.4%
Semiconductors & Semiconductor Equipment	4.3%
Software	4.3%
Communications Equipment	3.9%
Internet Software & Services	3.5%
Insurance	3.4%
Biotechnology	3.2%
Commercial Services & Supplies	3.0%
Machinery	2.9%
Chemicals	2.5%
Electrical Equipment	2.5%
Oil, Gas & Consumable Fuels	2.2%
Electric Utilities	2.2%
Health Care Equipment & Supplies	2.1%
Life Sciences Tools & Services	1.7%
Textiles, Apparel & Luxury Goods	1.6%
Thrifts & Mortgage Finance	1.6%
Capital Markets	1.6%
Construction & Engineering	1.4%
Mortgage Real Estate Investment Trusts	1.3%
Other	19.4%
Investments Purchased with Collateral from Securities Lending	4.0%
Money Market Funds	1.2%
Other Assets Less Liabilities	(3.3)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Renasant Corporation	1.8%
Plantronics Inc.	1.7%
Interface, Inc.	1.6%
Steven Madden Limited	1.6%
Radian Group Inc.	1.6%

NUVEEN	15

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2017.

The beginning of the period is November 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Select Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,176.50	$1,172.00	$1,177.60
Expenses Incurred During the Period	$6.15	$10.18	$4.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.14	$1,015.42	$1,020.38
Expenses Incurred During the Period	$5.71	$9.44	$4.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.14%, 1.89% and 0.89% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	NUVEEN

Nuveen Small Cap Select Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,156.30	$1,152.50	$1,155.10	$1,158.30
Expenses Incurred During the Period	$7.49	$11.47	$8.82	$6.15
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.85	$1,014.13	$1,016.61	$1,019.09
Expenses Incurred During the Period	$7.00	$10.74	$8.25	$5.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.40%, 2.15%, 1.65% and 1.15% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

NUVEEN	17

Nuveen Large Cap Select Fund

Portfolio of Investments	April 30, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 99.4%

	Aerospace & Defense – 1.6%

3,438	Lockheed Martin Corporation	$926,369

	Banks – 11.1%

108,800	Bank of America Corporation	2,539,392

15,131	CIT Group Inc.	700,717

25,857	JP Morgan Chase & Co.	2,249,559

49,257	KeyCorp.	898,448
	Total Banks	6,388,116

	Biotechnology – 6.7%

15,138	AbbVie Inc.	998,200

5,305	Alexion Pharmaceuticals Inc., (2)	677,873

2,502	Biogen Inc., (2)	678,567

6,221	Celgene Corporation, (2)	771,715

5,971	Vertex Pharmaceuticals Inc., (2)	706,369
	Total Biotechnology	3,832,724

	Capital Markets – 5.5%

31,218	Charles Schwab Corporation	1,212,819

38,079	E*Trade Group Inc., (2)	1,315,629

7,795	State Street Corporation	654,001
	Total Capital Markets	3,182,449

	Chemicals – 3.6%

5,668	Celanese Corporation, Series A	493,343

11,275	Eastman Chemical Company	899,181

2,103	Sherwin-Williams Company	703,832
	Total Chemicals	2,096,356

	Containers & Packaging – 2.2%

12,901	International Paper Company	696,267

10,432	WestRock Company	558,738
	Total Containers & Packaging	1,255,005

	Electric Utilities – 1.9%

8,375	NextEra Energy Inc.	1,118,565

	Electrical Equipment – 1.3%

9,788	Eaton PLC	740,364

	Energy Equipment & Services – 2.4%

65,597	Nabors Industries Inc.	678,273

18	NUVEEN

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

9,636	Schlumberger Limited	$699,477
	Total Energy Equipment & Services	1,377,750

	Equity Real Estate Investment Trusts – 1.9%

8,800	American Tower Corporation, REIT	1,108,272

	Food Products – 1.9%

11,909	Kraft Heinz Company	1,076,455

	Health Care Equipment & Supplies – 1.1%

24,970	Boston Scientific Corporation, (2)	658,709

	Health Care Providers & Services – 4.8%

6,334	Aetna Inc.	855,533

7,595	CIGNA Corporation	1,187,630

3,331	Humana Inc.	739,415
	Total Health Care Providers & Services	2,782,578

	Hotels, Restaurants & Leisure – 3.6%

9,664	Hilton Worldwide Holdings Inc.	569,886

21,470	MGM Resorts International Inc.	659,344

6,951	Wynn Resorts Ltd	855,043
	Total Hotels, Restaurants & Leisure	2,084,273

	Household Durables – 0.9%

15,984	D.R. Horton, Inc.	525,714

	Internet and Direct Marketing Retail – 3.3%

1,111	Amazon.com, Inc., (2)	1,027,664

459	Priceline Group Incorporated, (2), (3)	847,690
	Total Internet and Direct Marketing Retail	1,875,354

	IT Services – 5.6%

8,915	DXC Technology Company	671,656

40,923	First Data Corporation, Class A Shares, (2)	639,217

4,129	FleetCor Technologies Inc., (2)	582,767

11,559	MasterCard, Inc.	1,344,543
	Total IT Services	3,238,183

	Machinery – 4.9%

9,051	Caterpillar Inc.	925,555

4,208	Cummins Inc.	635,156

6,874	Dover Corporation	542,221

7,767	Ingersoll Rand Company Limited, Class A	689,321
	Total Machinery	2,792,253

	Media – 2.0%

28,879	Comcast Corporation, Class A	1,131,768

NUVEEN	19

Nuveen Large Cap Select Fund (continued)

Portfolio of Investments	April 30, 2017 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 7.6%

16,586	Anadarko Petroleum Corporation	$945,734

27,936	HollyFrontier Company	786,119

13,195	Occidental Petroleum Corporation	812,020

15,936	Parsley Energy Inc. Class A Shares, (2)	474,733

3,761	Pioneer Natural Resources Company	650,615

23,557	Williams Companies Inc.	721,551
	Total Oil, Gas & Consumable Fuels	4,390,772

	Pharmaceuticals – 1.7%

29,265	Pfizer Inc.	992,669

	Road & Rail – 1.0%

4,948	Norfolk Southern Corporation	581,341

	Semiconductors & Semiconductor Equipment – 1.3%

3,284	Broadcom Limited	725,140

	Software – 9.9%

11,535	Activision Blizzard Inc.	602,704

5,432	Adobe Systems Incorporated, (2)	726,476

6,419	Citrix Systems, (2)	519,554

5,855	Electronic Arts Inc., (2)	555,171

5,472	Intuit, Inc.	685,149

38,110	Microsoft Corporation	2,609,011
	Total Software	5,698,065

	Specialty Retail – 2.4%

12,026	Best Buy Co., Inc.	623,067

8,664	Lowe’s Companies, Inc.	735,400
	Total Specialty Retail	1,358,467

	Technology Hardware, Storage & Peripherals – 6.9%

21,480	Apple, Inc.	3,085,602

46,862	HP Inc.	881,943
	Total Technology Hardware, Storage & Peripherals	3,967,545

	Trading Companies & Distributors – 0.7%

10,031	HD Supply Holdings Inc., (2)	404,249

	Wireless Telecommunication Services – 1.6%

13,703	T-Mobile US Inc., (2)	921,800
	Total Long-Term Investments (cost $49,052,441)	57,231,305

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.5%

	Money Market Funds – 1.5%

850,229	First American Government Obligations Fund, Class X, 0.677%, (4), (5)	$850,229
	Total Investments Purchased with Collateral from Securities Lending (cost $850,229)	850,229

20	NUVEEN

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.5%

	Money Market Funds – 0.5%

280,406	First American Treasury Obligations Fund, Class Z, 0.626%, (4)	$280,406
	Total Short-Term Investments (cost $280,406)	280,406
	Total Investments (cost $50,183,076) – 101.4%	58,361,940
	Other Assets Less Liabilities – (1.4)%	(811,040)
	Net Assets – 100%	$57,550,900

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $838,456.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	21

Nuveen Small Cap Select Fund

Portfolio of Investments	April 30, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.1%

	COMMON STOCKS – 98.1%

	Auto Components – 1.0%

33,553	Cooper Tire & Rubber	$1,285,080

	Banks – 13.0%

19,477	Bank of the Ozarks, Inc.	924,573

36,990	Banner Corporation	2,041,848

43,088	Customers Bancorp Inc., (2)	1,332,712

48,306	Glacier Bancorp, Inc.	1,631,777

37,375	Preferred Bank Los Angeles	1,980,501

54,699	Renasant Corporation	2,319,236

87,112	Sterling Bancorp.	2,025,354

38,968	Webster Financial Corporation	1,979,964

30,860	Western Alliance Bancorporation, (2)	1,478,194

19,047	Wintrust Financial Corporation	1,349,670
	Total Banks	17,063,829

	Biotechnology – 3.2%

28,999	Alder Biopharmaceuticals Inc., (2)	581,430

3,104	Bluebird Bio Inc., (2), (3)	276,101

9,585	Blueprint Medicines Corporation, (2)	446,469

50,870	Emergent BioSolutions, Inc., (2)	1,521,522

9,133	Prothena Corporation PLC, (2), (3)	494,369

11,454	Sarepta Therapautics Inc., (2), (3)	415,322

1,999	Tesaro Inc., (2)	295,032

3,884	Ultragenyx Pharmaceutical Inc., (2), (3)	250,091
	Total Biotechnology	4,280,336

	Building Products – 1.0%

39,567	Jeld-Wen Holding, Inc., (2)	1,306,898

	Capital Markets – 1.6%

28,020	Evercore Partners Inc.	2,066,475

	Chemicals – 2.5%

94,455	Ferro Corporation	1,692,634

49,630	Kraton Performance Polymers Inc., (2)	1,623,397
	Total Chemicals	3,316,031

	Commercial Services & Supplies – 3.0%

39,431	HNI Corporation	1,843,794

108,886	Interface, Inc.	2,166,831
	Total Commercial Services & Supplies	4,010,625

22	NUVEEN

Shares	Description (1)	Value

	Communications Equipment – 3.9%

62,100	Finisar Corporation, (2)	$1,418,364

32,903	Netgear, Inc., (2)	1,551,376

41,067	Plantronics Inc.	2,242,258
	Total Communications Equipment	5,211,998

	Construction & Engineering – 1.4%

40,746	MasTec Inc., (2)	1,798,936

	Containers & Packaging – 0.8%

20,767	Berry Plastics Corporation, (2)	1,038,350

	Diversified Consumer Services – 1.3%

23,060	Grand Canyon Education Inc., (2)	1,733,190

	Electric Utilities – 2.2%

24,807	ALLETE Inc.	1,734,257

30,385	PNM Resources Inc.	1,131,841
	Total Electric Utilities	2,866,098

	Electrical Equipment – 2.5%

53,671	Generac Holdings Inc., (2)	1,887,609

17,659	Regal-Beloit Corporation	1,392,412
	Total Electrical Equipment	3,280,021

	Electronic Equipment, Instruments & Components – 1.2%

100,530	Vishay Intertechnology Inc.	1,643,666

	Energy Equipment & Services – 1.3%

140,571	Superior Energy Services, Inc.	1,698,098

	Equity Real Estate Investment Trusts – 6.5%

81,719	Brandywine Realty Trust	1,386,771

13,736	Entertainment Properties Trust	998,745

47,139	Kite Realty Group Trust	959,750

127,253	Monogram Residential Trust, Inc.	1,295,436

69,000	STAG Industrial Inc.	1,818,840

124,074	Summit Hotel Properties Inc.	2,050,943
	Total Equity Real Estate Investment Trusts	8,510,485

	Food Products – 1.1%

43,076	Snyders Lance Inc.	1,518,860

	Gas Utilities – 1.2%

18,495	Southwest Gas Holdings, Inc.	1,549,141

	Health Care Equipment & Supplies – 2.1%

49,125	K2M Group Holdings Inc., (2)	1,088,119

53,939	Nxstage Medical, Inc., (2)	1,612,237
	Total Health Care Equipment & Supplies	2,700,356

NUVEEN	23

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments	April 30, 2017 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services – 5.6%

21,206	Almost Family, Inc., (2)	$1,052,878

49,514	AMN Healthcare Services Inc., (2)	2,022,647

23,866	HealthSouth Corporation	1,119,315

37,547	Pharmerica Corporation, (2)	886,109

94,910	Surgery Partners Inc., (2)	1,632,452

25,980	Teladoc, Inc., (2), (3)	644,304
	Total Health Care Providers & Services	7,357,705

	Hotels, Restaurants & Leisure – 4.4%

35,100	Marcus Corporation	1,186,380

18,500	Papa John’s International, Inc.	1,462,610

81,500	Penn National Gaming, Inc., (2)	1,506,120

34,600	Texas Roadhouse, Inc.	1,622,048
	Total Hotels, Restaurants & Leisure	5,777,158

	Household Durables – 1.1%

26,504	Installed Building Products Inc., (2)	1,413,988

	Insurance – 3.5%

53,712	American Equity Investment Life Holding Company	1,274,049

25,988	Amerisafe, Inc.	1,495,609

84,470	CNO Financial Group Inc.	1,779,783
	Total Insurance	4,549,441

	Internet Software & Services – 3.5%

24,994	Cornerstone OnDemand Inc., (2)	981,764

45,738	Mimecast Limited, (2)	1,105,487

38,500	MINDBODY, Inc., Class A Shares, (2), (3)	1,091,475

42,853	Twilio, Inc., (2), (3)	1,416,292
	Total Internet Software & Services	4,595,018

	IT Services – 1.1%

19,300	EPAM Systems Inc., (2)	1,486,100

	Leisure Products – 1.2%

27,997	Brunswick Corporation	1,588,830

	Life Sciences Tools & Services – 1.7%

28,482	Accelerate Diagnostics Inc., (2), (3)	777,559

25,517	Cambrex Corporation, (2)	1,514,434
	Total Life Sciences Tools & Services	2,291,993

	Machinery – 2.9%

77,372	NN, Incorporated	2,135,467

82,332	Welbilt Incorporation, (2)	1,687,806
	Total Machinery	3,823,273

24	NUVEEN

Shares	Description (1)	Value

	Media – 1.2%

25,972	Meredith Corporation	$1,520,661

	Mortgage Real Estate Investment Trusts – 1.3%

212,544	MFA Mortgage Investments, Inc.	1,766,241

	Oil, Gas & Consumable Fuels – 2.2%

138,486	Callon Petroleum Company Del, (2)	1,639,674

48,986	Carrizo Oil & Gas, Inc., (2)	1,231,998
	Total Oil, Gas & Consumable Fuels	2,871,672

	Paper & Forest Products – 1.1%

70,811	KapStone Paper and Packaging Corp.	1,493,404

	Pharmaceuticals – 0.5%

43,187	Horizon Pharma Inc., (2)	664,216

	Professional Services – 1.3%

52,853	Korn Ferry International	1,712,437

	Road & Rail – 1.2%

63,727	Swift Transportation Company, (2)	1,566,410

	Semiconductors & Semiconductor Equipment – 4.3%

38,500	Microsemi Corporation, (2)	1,807,190

26,218	MKS Instruments Inc.	2,051,559

52,000	Semtech Corporation, (2)	1,775,800
	Total Semiconductors & Semiconductor Equipment	5,634,549

	Software – 4.3%

41,731	CommVault Systems, Inc., (2)	2,105,329

15,248	Proofpoint, Incorporated, (2)	1,149,242

77,791	Synchronoss Technologies, Inc., (2)	1,244,656

18,000	Take-Two Interactive Software, Inc., (2)	1,131,300
	Total Software	5,630,527

	Specialty Retail – 0.7%

33,146	Hibbett Sporting Goods, Inc., (2), (3)	861,796

	Textiles, Apparel & Luxury Goods – 1.6%

56,738	Steven Madden Limited, (2)	2,158,881

	Thrifts & Mortgage Finance – 1.6%

127,652	Radian Group Inc.	2,154,766

	Trading Companies & Distributors – 1.0%

57,736	BMC Stock Holdings Inc., (2)	1,345,249
	Total Long-Term Investments (cost $105,230,616)	129,142,788

NUVEEN	25

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments	April 30, 2017 (Unaudited)

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 4.0%

	Money Market Funds – 4.0%

5,217,916	First American Government Obligations Fund, Class X, 0.677%, (4), (5)	$5,217,916
	Total Investments Purchased with Collateral from Securities Lending (cost $5,217,916)	5,217,916

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.2%

	Money Market Funds – 1.2%

1,540,236	First American Treasury Obligations Fund, Class Z, 0.626%, (4)	$1,540,236
	Total Short-Term Investments (cost $1,540,236)	1,540,236
	Total Investments (cost $111,988,768) – 103.3%	135,900,940
	Other Assets Less Liabilities – (3.3)%	(4,360,221)
	Net Assets – 100%	$131,540,719

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $5,119,210.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

26	NUVEEN

Statement of

Assets and Liabilities	April 30, 2017 (Unaudited)

	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $49,052,441 and $105,230,616, respectively)	$57,231,305	$129,142,788
Investments purchased with collateral from securities lending, at value (cost approximates value)	850,229	5,217,916
Short-term investments, at value (cost approximates value)	280,406	1,540,236
Receivable for:
Dividends	41,407	20,089
Due from broker	526	3,876
Interest	418	791
Investments sold	795,962	2,372,877
Shares sold	94,543	175,077
Other assets	20,718	38,987
Total assets	59,315,514	138,512,637
Liabilities
Payable for:
Collateral from securities lending program	850,229	5,217,916
Investments purchased	800,246	1,141,684
Shares redeemed	65,771	374,416
Accrued expenses:
Directors fees	451	14,996
Management fees	27,953	96,208
12b-1 distribution and service fees	3,666	21,625
Other	16,298	105,073
Total liabilities	1,764,614	6,971,918
Net assets	$57,550,900	$131,540,719
Class A Shares
Net assets	$11,974,268	$69,992,481
Shares outstanding	481,122	7,273,059
Net asset value (“NAV”) per share	$24.89	$9.62
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$26.41	$10.21
Class C Shares
Net assets	$1,604,372	$5,823,025
Shares outstanding	69,066	869,547
NAV and offering price per share	$23.23	$6.70
Class R3 Shares
Net assets	$—	$5,770,132
Shares outstanding	—	653,081
NAV and offering price per share	$—	$8.84
Class I Shares
Net assets	$43,972,260	$49,955,081
Shares outstanding	1,753,899	4,177,141
NAV and offering price per share	$25.07	$11.96
Net assets consist of:
Capital paid-in	$98,864,146	$99,720,899
Undistributed (Over-distribution of) net investment income	79,917	(75,489)
Accumulated net realized gain (loss)	(49,572,027)	7,983,137
Net unrealized appreciation (depreciation)	8,178,864	23,912,172
Net assets	$57,550,900	$131,540,719
Authorized shares – per class	2 billion	2 billion
Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

NUVEEN	27

Statement of

Operations	Six Months Ended April 30, 2017 (Unaudited)

	Large Cap Select	Small Cap Select
Investment Income
Dividend and interest income	$380,063	$799,398
Securities lending income, net	2,727	42,829
Total investment income	382,790	842,227
Expenses
Management fees	186,792	565,000
12b-1 service fees – Class A Shares	12,359	89,430
12b-1 distribution and service fees – Class C Shares	6,627	29,615
12b-1 distribution and service fees – Class R3 Shares	—	14,436
Shareholder servicing agent fees	7,906	116,089
Custodian fees	5,142	9,818
Directors fees	839	2,078
Professional fees	15,036	17,470
Shareholder reporting expenses	5,296	23,324
Federal and state registration fees	29,383	36,124
Other	2,738	1,601
Total expenses before fee waiver/expense reimbursement	272,118	904,985
Fee waiver/expense reimbursement	(15,258)	(6,190)
Net expenses	256,860	898,795
Net investment income (loss)	125,930	(56,568)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,006,929	9,762,027
Change in net unrealized appreciation (depreciation) of investments	5,235,598	9,522,714
Net realized and unrealized gain (loss)	8,242,527	19,284,741
Net increase (decrease) in net assets from operations	$8,368,457	$19,228,173

See accompanying notes to financial statements.

28	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	Large Cap Select		Small Cap Select
	Six Months Ended 4/30/17	Year Ended 10/31/16	Six Months Ended 4/30/17	Year Ended 10/31/16
Operations
Net investment income (loss)	$125,930	$264,811	$(56,568)	$220,519
Net realized gain (loss) from investments	3,006,929	1,215,496	9,762,027	14,043,619
Change in net unrealized appreciation (depreciation) of investments	5,235,598	(306,572)	9,522,714	(9,694,484)
Net increase (decrease) in net assets from operations	8,368,457	1,173,735	19,228,173	4,569,654
Distributions to Shareholders
From net investment income:
Class A Shares	(36,515)	(18,734)	(39,734)	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	(262,175)	(171,210)	(145,773)	—
From accumulated net realized gains:
Class A Shares	—	—	(7,273,098)	(15,055,213)
Class C Shares	—	—	(814,522)	(1,864,296)
Class R3 Shares	—	—	(626,460)	(1,548,159)
Class I Shares	—	—	(4,130,328)	(10,869,213)
Decrease in net assets from distributions to shareholders	(298,690)	(189,944)	(13,029,915)	(29,336,881)
Fund Share Transactions
Proceeds from sale of shares	8,776,236	11,274,510	12,325,539	12,433,450
Proceeds from shares issued to shareholders due to reinvestment of distributions	232,524	126,784	12,340,502	27,114,416
	9,008,760	11,401,294	24,666,041	39,547,866
Cost of shares redeemed	(6,182,134)	(8,412,340)	(23,261,339)	(84,823,769)
Net increase (decrease) in net assets from Fund share transactions	2,826,626	2,988,954	1,404,702	(45,275,903)
Net increase (decrease) in net assets	10,896,393	3,972,745	7,602,960	(70,043,130)
Net assets at the beginning of period	46,654,507	42,681,762	123,937,759	193,980,889
Net assets at the end of period	$57,550,900	$46,654,507	$131,540,719	$123,937,759
Undistributed (Over-distribution of) net investment income at the end of period	$79,917	$252,677	$(75,489)	$166,586

See accompanying notes to financial statements.

NUVEEN	29

Financial

Highlights (Unaudited)

Large Cap Select

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/03)
2017(e)	$21.24	$0.03	$3.71	$3.74	$(0.09)	$—	$(0.09)	$24.89
2016	20.59	0.09	0.61	0.70	(0.05)	—	(0.05)	21.24
2015	20.13	0.08	0.46	0.54	(0.08)	—	(0.08)	20.59
2014	17.65	0.05	2.48	2.53	(0.05)	—	(0.05)	20.13
2013	13.42	0.07	4.22	4.29	(0.06)	—	(0.06)	17.65
2012	11.73	0.03	1.66	1.69	—	—	—	13.42
Class C (1/03)
2017(e)	19.82	(0.05)	3.46	3.41	—	—	—	23.23
2016	19.31	(0.06)	0.57	0.51	—	—	—	19.82
2015	18.96	(0.07)	0.42	0.35	—	—	—	19.31
2014	16.70	(0.09)	2.35	2.26	—	—	—	18.96
2013	12.73	(0.05)	4.02	3.97	—	—	—	16.70
2012	11.21	(0.06)	1.58	1.52	—	—	—	12.73
Class I (1/03)
2017(e)	21.42	0.07	3.72	3.79	(0.14)	—	(0.14)	25.07
2016	20.76	0.14	0.62	0.76	(0.10)	—	(0.10)	21.42
2015	20.30	0.13	0.46	0.59	(0.13)	—	(0.13)	20.76
2014	17.79	0.09	2.51	2.60	(0.09)	—	(0.09)	20.30
2013	13.52	0.11	4.26	4.37	(0.10)	—	(0.10)	17.79
2012	11.80	0.07	1.66	1.73	(0.01)	—	(0.01)	13.52

30	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

17.65%	$11,974	1.20	%*	0.21%*	1.14	%*	0.27%*	48%
3.40	7,983	1.22		0.44	1.21		0.45	116
2.66	7,383	1.25		0.36	1.25		0.36	124
14.35	6,511	1.31		0.23	1.30		0.24	154
32.14	4,625	1.33		0.43	1.33		0.43	117
14.41	2,924	1.43		0.26	1.43		0.26	127

17.20	1,604	1.95	*	(0.54)*	1.89	*	(0.48)*	48
2.64	1,074	1.97		(0.32)	1.96		(0.31)	116
1.85	684	2.00		(0.38)	2.00		(0.38)	124
13.53	683	2.07		(0.53)	2.05		(0.51)	154
31.08	518	2.07		(0.34)	2.07		(0.34)	117
13.65	195	2.18		(0.49)	2.18		(0.49)	127

17.76	43,972	0.95	*	0.49 *	0.89	*	0.55 *	48
3.69	37,597	0.97		0.69	0.96		0.70	116
2.88	34,615	1.00		0.63	1.00		0.63	124
14.66	40,952	1.06		0.48	1.05		0.49	154
32.43	34,444	1.08		0.72	1.08		0.72	117
14.79	34,554	1.18		0.54	1.18		0.54	127

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2017.

See accompanying notes to financial statements.

NUVEEN	31

Financial Highlights (Unaudited) (continued)

Small Cap Select

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/92)
2017(e)	$9.21	$(0.01)	$1.45	$1.44	$(0.01)	$(1.02)	$(1.03)	$9.62
2016	11.01	0.01	0.30	0.31	—	(2.11)	(2.11)	9.21
2015	14.48	(0.02)	0.37	0.35	—	(3.82)	(3.82)	11.01
2014	15.02	(0.05)	0.87	0.82	(0.02)	(1.34)	(1.36)	14.48
2013	13.54	— *	3.63	3.63	—	(2.15)	(2.15)	15.02
2012	12.44	(0.05)	1.45	1.40	—	(0.30)	(0.30)	13.54
Class C (9/01)
2017(e)	6.70	(0.03)	1.05	1.02	—	(1.02)	(1.02)	6.70
2016	8.64	(0.04)	0.21	0.17	—	(2.11)	(2.11)	6.70
2015	12.28	(0.08)	0.26	0.18	—	(3.82)	(3.82)	8.64
2014	13.00	(0.14)	0.76	0.62	—	(1.34)	(1.34)	12.28
2013	12.09	(0.09)	3.15	3.06	—	(2.15)	(2.15)	13.00
2012	11.22	(0.13)	1.30	1.17	—	(0.30)	(0.30)	12.09
Class R3 (1/94)
2017(e)	8.53	(0.02)	1.35	1.33	—	(1.02)	(1.02)	8.84
2016	10.38	(0.01)	0.27	0.26	—	(2.11)	(2.11)	8.53
2015	13.91	(0.04)	0.33	0.29	—	(3.82)	(3.82)	10.38
2014	14.49	(0.08)	0.84	0.76	—	(1.34)	(1.34)	13.91
2013	13.17	(0.03)	3.50	3.47	—	(2.15)	(2.15)	14.49
2012	12.13	(0.08)	1.42	1.34	—	(0.30)	(0.30)	13.17
Class I (5/92)
2017(e)	11.24	0.01	1.76	1.77	(0.03)	(1.02)	(1.05)	11.96
2016	12.93	0.04	0.38	0.42	—	(2.11)	(2.11)	11.24
2015	16.30	0.02	0.43	0.45	—	(3.82)	(3.82)	12.93
2014	16.73	(0.02)	0.99	0.97	(0.06)	(1.34)	(1.40)	16.30
2013	14.82	0.04	4.02	4.06	—	(2.15)	(2.15)	16.73
2012	13.54	(0.02)	1.60	1.58	—	(0.30)	(0.30)	14.82

32	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.63%	$69,992	1.41	%*	(0.14)%*	1.40	%*	(0.13)%*	35%
4.05	67,428	1.44		0.10	1.44		0.10	66
4.08	82,080	1.42		(0.14)	1.42		(0.14)	75
5.98	100,733	1.43		(0.37)	1.43		(0.37)	90
31.74	161,488	1.34		(0.01)	1.33		— **	78
11.62	155,624	1.36		(0.49)	1.28		(0.41)	71

15.25	5,823	2.16	*	(0.89)*	2.15	*	(0.88)*	35
3.37	5,625	2.19		(0.65)	2.19		(0.65)	66
3.19	8,036	2.17		(0.88)	2.17		(0.88)	75
5.28	8,976	2.19		(1.12)	2.19		(1.12)	90
30.67	10,331	2.09		(0.75)	2.08		(0.74)	78
10.81	10,058	2.11		(1.21)	2.03		(1.13)	71

15.51	5,770	1.66	*	(0.40)*	1.65	*	(0.39)*	35
3.76	5,310	1.69		(0.12)	1.69		(0.12)	66
3.75	7,794	1.67		(0.38)	1.67		(0.38)	75
5.75	11,570	1.68		(0.61)	1.68		(0.61)	90
31.37	19,673	1.59		(0.25)	1.58		(0.25)	78
11.42	18,386	1.61		(0.69)	1.53		(0.61)	71

15.83	49,955	1.16	*	0.10 *	1.15	*	0.11 *	35
4.33	45,574	1.19		0.36	1.19		0.36	66
4.29	96,071	1.17		0.11	1.17		0.11	75
6.23	156,292	1.18		(0.11)	1.18		(0.11)	90
32.02	283,064	1.09		0.24	1.08		0.25	78
12.01	261,760	1.11		(0.19)	1.03		(0.11)	71

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2017.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.

See accompanying notes to financial statements.

NUVEEN	33

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is April 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Large Cap Select and Small Cap Select is capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

34	NUVEEN

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors (“the ”Board”) has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common stocks	$57,231,305	$—	$—	$57,231,305
Investments Purchased with Collateral from Securities Lending	850,229	—	—	850,229
Short-Term Investments:
Money Market Funds	280,406	—	—	280,406
Total	$58,361,940	$—	$—	$58,361,940

Small Cap Select
Long-Term Investments*:
Common stocks	$129,142,788	$—	$—	$129,142,788
Investments Purchased with Collateral from Securities Lending	5,217,916	—	—	5,217,916
Short-Term Investments:
Money Market Funds	1,540,236	—	—	1,540,236
Total	$135,900,940	$—	$—	$135,900,940
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

36	NUVEEN

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities, when applicable. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Funds. Upon termination, the borrower is required to return to the Funds securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Funds have the right to use the collateral to acquire identical securities. In the event the Funds are delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Funds. Under the Funds’ securities lending agreement, however, the securities lending agent has indemnified the Funds against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, if any, and the collateral delivered related to those securities as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Select	Common Stocks	$838,456	$(838,456)	$—
Small Cap Select	Common Stocks	5,119,210	(5,119,210)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Large Cap Select	Small Cap Select
Securities lending fees paid	$—	$4,862

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 4/30/17		Year Ended 10/31/16
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	136,033	$3,272,233	54,204	$1,127,672
Class C	21,314	476,702	76,566	1,458,171
Class I	210,769	5,027,301	412,747	8,688,667
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,347	31,263	782	15,925
Class C	—	—	—	—
Class I	8,616	201,261	5,413	110,859
	378,079	9,008,760	549,712	11,401,294
Shares redeemed:
Class A	(32,084)	(757,283)	(37,719)	(768,416)
Class C	(6,453)	(141,455)	(57,761)	(1,050,436)
Class I	(220,849)	(5,283,396)	(329,867)	(6,593,488)
	(259,386)	(6,182,134)	(425,347)	(8,412,340)
Net increase (decrease)	118,693	$2,826,626	124,365	$2,988,954

	Six Months Ended 4/30/17		Year Ended 10/31/16
Small Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	379,418	$3,708,500	652,426	$5,830,381
Class C	72,341	489,413	45,717	282,999
Class R3	83,514	756,320	132,060	1,086,215
Class I	615,632	7,371,306	487,410	5,233,855
Shares issued to shareholders due to reinvestment of distributions:
Class A	756,259	7,237,272	1,724,098	14,930,690
Class C	117,522	785,044	279,101	1,769,503
Class R3	71,215	625,978	192,470	1,547,457
Class I	310,066	3,692,208	840,452	8,866,766
	2,405,967	24,666,041	4,353,734	39,547,866
Shares redeemed:
Class A	(1,184,207)	(11,432,656)	(2,510,592)	(22,602,897)
Class C	(160,289)	(1,096,875)	(414,610)	(2,839,116)
Class R3	(123,948)	(1,110,113)	(452,990)	(3,726,307)
Class I	(803,101)	(9,621,695)	(4,701,403)	(55,655,449)
	(2,271,545)	(23,261,339)	(8,079,595)	(84,823,769)
Net increase (decrease)	134,422	$1,404,702	(3,725,861)	$(45,275,903)

38	NUVEEN

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:

	Large Cap Select	Small Cap Select
Purchases	$27,807,662	$46,303,435
Sales	25,107,461	57,532,084

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Select	Small Cap Select
Cost of investments	$50,199,081	$113,762,641
Gross unrealized:
Appreciation	$8,697,798	$27,501,427
Depreciation	(534,939)	(5,363,128)
Net unrealized appreciation (depreciation) of investments	$8,162,859	$22,138,299

Permanent differences, primarily due to federal taxes paid, distribution reallocations and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2016, the Funds’ last tax year end, as follows:

	Large Cap Select	Small Cap Select
Capital paid-in	$(11)	$1,216,967
Undistributed (Over-distribution of) net investment income	—	(25,735)
Accumulated net realized gain (loss)	11	(1,191,232)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2016, the Funds’ last tax year end, were as follows:

	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$252,677	$313,977
Undistributed net long-term capital gains	—	12,839,379
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2016 was designated for purposes of the dividends paid deduction as follows:

	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$189,944	$7,985,811
Distributions from net long-term capital gains	—	21,351,070
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)

As of October 31, 2016, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Large Cap Select
Expiration:
October 31, 2017	$52,562,963
Not subject to expiration	—
Total	$52,562,963

During the Funds’ last tax year ended October 31, 2016, Large Cap Select utilized $1,224,920 of its capital loss carryforward.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Small Cap Select
Post-October capital losses[2]	$—
Late-year ordinary losses[3]	132,586
[2]	Capital losses incurred from November 1, 2015 through October 31, 2016, the Funds’ last tax year end.
[3]	Ordinary losses incurred from January 1, 2016 through October 31, 2016 and/or specified losses incurred from November 1, 2015 through October 31, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5000%	0.6500%
For the next $125 million	0.4875	0.6375
For the next $250 million	0.4750	0.6250
For the next $500 million	0.4625	0.6125
For the next $1 billion	0.4500	0.6000
For net assets over $2 billion	0.4250	0.5750

40	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2017, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Large Cap Select	0.2000%
Small Cap Select	0.2000

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. The expense limitations expiring February 28, 2018 may be terminated or modified prior to that date only with the approval of the Board.

Fund	Expense Cap		Expense Cap Expiration Date
Large Cap Select	0.89%		February 28, 2018
Small Cap Select	1.15	*	February 28, 2018
*	Effective June 1, 2017 (subsequent to the close of the reporting period), the Fund’s Expense Cap is 0.99% and will expire on July 31, 2019.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Select	Small Cap Select
Sales charges collected	$9,795	$15,574
Paid to financial intermediaries	8,718	13,812

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Select	Small Cap Select
Commission advances	$2,090	$4,170

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Select	Small Cap Select
12b-1 fees retained	$692	$1,934

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Select	Small Cap Select
CDSC retained	$—	$147

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

10. Subsequent Events

Management Fees

Effective June 1, 2017, the Adviser has agreed to waive fees and/or reimburse expenses of Small Cap Select through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to July 31, 2019 only with the approval of the Board.

During May 2017, the Board appoved a change to each Fund’s annual Fund-level management fee schedule, which will become effective on August 1, 2017.

42	NUVEEN

Effective August 1, 2017, the annual Fund-level fee, payable monthly, for each Fund will be calculated according to the following schedules:

Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5000%	0.6500%
For the next $125 million	0.4875	0.6375
For the next $250 million	0.4750	0.6250
For the next $500 million	0.4625	0.6125
For the next $1 billion	0.4500	0.6000
For the next $3 billion	0.4250	0.5750
For the next $2.5 billion	0.4000	0.5500
For the next $2.5 billion	0.3875	0.5375
For net assets of $10 billion and greater	0.3750	0.5250

NUVEEN	43

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North Rivercenter Drive
Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

44	NUVEEN

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

NUVEEN	45

Notes

46	NUVEEN

Notes

NUVEEN	47

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FSLCT-0417P        184329-INV-B-06/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: July 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: July 6, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: July 6, 2017